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                                                                 Exhibit 10.21

                                                           [EXECUTION VERSION]

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                          SALE AND SERVICING AGREEMENT

                                      among

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A

                                     Issuer

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.

                                   Transferor

                           LONG BEACH ACCEPTANCE CORP.

                             Originator and Servicer

                                       and

                            THE CHASE MANHATTAN BANK

             Back-up Servicer, Custodian and Trust Collateral Agent

                            Dated as of June 1, 2001


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                                                 TABLE OF CONTENTS


                                                                                                               Page

ARTICLE I             DEFINITIONS.................................................................................1

     SECTION 1.1.     Definitions.................................................................................1
     SECTION 1.2.     Other Definitional Provisions...............................................................1
     SECTION 1.3.     Calculations................................................................................2
     SECTION 1.4.     Action by or Consent of Noteholders.........................................................2
     SECTION 1.5.     Material Adverse Effect.....................................................................3

ARTICLE II            CONVEYANCE OF RECEIVABLES...................................................................3

     SECTION 2.1.     Conveyance of Initial Receivables...........................................................3
     SECTION 2.2.     Conveyance of Subsequent Receivables........................................................4
     SECTION 2.3.     Transfer Intended as Sale; Precautionary Security Interest..................................9
     SECTION 2.4.     Assignment by Transferor....................................................................9
     SECTION 2.5.     The Legal Files Are Not "Financial Assets".................................................10
     SECTION 2.6.     Further Encumbrance of Trust Assets........................................................10

ARTICLE III           THE RECEIVABLES............................................................................10

     SECTION 3.1.     Representations and Warranties of Transferor...............................................10
     SECTION 3.2.     Repurchase upon Breach of Representations and Warranties of the Transferor.................11
     SECTION 3.3.     Delivery of Legal Files and Receivable Files...............................................11
     SECTION 3.4.     Acceptance of Legal Files by Custodian.....................................................12
     SECTION 3.5.     Access to Receivable Files and Legal Files; Servicer's Duties with Respect to
                             Receivable Files; Custodian's Duties with Respect to Legal Files....................13
     SECTION 3.6.     Covenants of the Custodian.................................................................15
     SECTION 3.7.     Issuer's Certificate.......................................................................16

ARTICLE IV            ADMINISTRATION AND SERVICING OF RECEIVABLES................................................17

     SECTION 4.1.     Duties of the Servicer.....................................................................17
     SECTION 4.2.     Collection and Allocation of Receivable Payments...........................................18
     SECTION 4.3.     Realization upon Receivables...............................................................19
     SECTION 4.4.     Physical Damage Insurance; Other Insurance.................................................20
     SECTION 4.5.     Maintenance of Security Interests in Financed Vehicles.....................................20
     SECTION 4.6.     Additional Covenants of Servicer...........................................................21
     SECTION 4.7.     Purchase of Receivables Upon Breach........................................................22
     SECTION 4.8.     Servicing Fee..............................................................................22
     SECTION 4.9.     Servicer's Certificate.....................................................................23
     SECTION 4.10.    Annual Statement as to Compliance; Notice of Default.......................................23
     SECTION 4.11.    Annual Independent Certified Public Accountant's Report....................................24
     SECTION 4.12.    Servicer Expenses..........................................................................24
     SECTION 4.13.    Retention and Termination of Servicer......................................................24

                                        i

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     SECTION 4.14.    Access to Certain Documentation and Information Regarding Receivables......................25
     SECTION 4.15.    Verification of Servicer's Certificate.....................................................25
     SECTION 4.16.    Fidelity Bond..............................................................................27
     SECTION 4.17.    Delegation of Duties.......................................................................27
     SECTION 4.18.    Delivery of Back-up Tapes of Back-up Servicer..............................................28
     SECTION 4.19.    Confidential Information...................................................................28

ARTICLE V             ACCOUNTS; PAYMENTS; STATEMENTS TO NOTEHOLDERS..............................................29

     SECTION 5.1.     Accounts; Lock-Box Account.................................................................29
     SECTION 5.2.     Collections................................................................................31
     SECTION 5.3.     Application of Collections.................................................................31
     SECTION 5.4.     Intentionally Omitted......................................................................31
     SECTION 5.5.     Additional Deposits........................................................................31
     SECTION 5.6.     Payments; Policy Claims....................................................................32
     SECTION 5.7.     Statements to Noteholders; Tax Returns.....................................................36
     SECTION 5.8.     Reliance on Information from the Servicer..................................................39
     SECTION 5.9.     Optional Deposits by the Note Insurer......................................................39
     SECTION 5.10.    Spread Account.............................................................................39
     SECTION 5.11.    Withdrawals from Spread Account............................................................39
     SECTION 5.12.    Simple Interest............................................................................40
     SECTION 5.13.    Pre-Funding Account........................................................................41
     SECTION 5.14.    Capitalized Interest Account...............................................................41
     SECTION 5.15.    Securities Accounts........................................................................42

ARTICLE VI            THE POLICY.................................................................................42

     SECTION 6.1.     Policy 42
     SECTION 6.2.     Claims Under Policy........................................................................42
     SECTION 6.3.     Preference Claims; Direction of Proceedings................................................43
     SECTION 6.4.     Surrender of Policy........................................................................44

ARTICLE VII           THE TRANSFEROR.............................................................................44

     SECTION 7.1.     Representations of the Transferor..........................................................44
     SECTION 7.2.     Liability of the Transferor................................................................46
     SECTION 7.3.     Merger or Consolidation of, or Assumption of the Obligations of, the Transferor............46
     SECTION 7.4.     Limitation on Liability of the Transferor and Others.......................................47
     SECTION 7.5.     Transferor May Own Notes...................................................................47

ARTICLE VIII          THE SERVICER...............................................................................48

     SECTION 8.1.     Representations of Servicer................................................................48
     SECTION 8.2.     Indemnities of Servicer....................................................................50
     SECTION 8.3.     Merger or Consolidation of, or Assumption of the Obligations of, Servicer or
                             Back-up Servicer....................................................................52
     SECTION 8.4.     Limitation on Liability of Servicer and Others.............................................53

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     SECTION 8.5.     Servicer and Back-up Servicer Not to Resign................................................53

ARTICLE IX            SERVICER TERMINATION EVENTS................................................................54

     SECTION 9.1.     Servicer Termination Events................................................................54
     SECTION 9.2.     Appointment of Successor...................................................................57
     SECTION 9.3.     Notification to Noteholders................................................................58
     SECTION 9.4.     Action Upon Certain Failures of the Servicer...............................................59

ARTICLE X             THE TRUST COLLATERAL AGENT AND THE CUSTODIAN...............................................59

     SECTION 10.1.    Duties of the Trust Collateral Agent and the Custodian.....................................59
     SECTION 10.2.    Trust Collateral Agent to Act for the Noteholders and Note Insurer.........................62
     SECTION 10.3.    Certain Matters Affecting the Trust Collateral Agent and the Custodian.....................62
     SECTION 10.4.    Trust Collateral Agent, Back-up Servicer and Custodian Not Liable for Notes or
                        Receivables..............................................................................64
     SECTION 10.5.    Trust Collateral Agent, Back-up Servicer and Custodian May Own Notes.......................65
     SECTION 10.6.    Indemnity of Trust Collateral Agent, Back-up Servicer and Custodian........................65
     SECTION 10.7.    Eligibility Requirements for Trust Collateral Agent and the Custodian......................65
     SECTION 10.8.    Resignation or Removal of Trust Collateral Agent or Custodian..............................66
     SECTION 10.9.    Successor Trust Collateral Agent or Custodian..............................................67
     SECTION 10.10.   Merger or Consolidation of Trust Collateral Agent or Custodian.............................68
     SECTION 10.11.   Co-Trustee; Separate Trustee...............................................................68
     SECTION 10.12.   Representations and Warranties of Trust Collateral Agent and the Custodian.................70
     SECTION 10.13.   Rights of Note Insurer to Direct Trust Collateral Agent....................................70

ARTICLE XI            TERMINATION................................................................................71

     SECTION 11.1.    Termination................................................................................71

ARTICLE XII           ADMINISTRATIVE DUTIES OF THE SERVICER......................................................71

     SECTION 12.1.    Administrative Duties......................................................................71
     SECTION 12.2.    Records....................................................................................73
     SECTION 12.3.    Additional Information to be Furnished to the Issuer.......................................73
     SECTION 12.4.    No Additional Compensation.................................................................73

ARTICLE XIII          MISCELLANEOUS PROVISIONS...................................................................73

     SECTION 13.1.    Amendment..................................................................................73
     SECTION 13.2.    Protection of Title........................................................................74
     SECTION 13.3.    Limitation on Rights of Noteholders........................................................76
     SECTION 13.4.    Governing Law..............................................................................77
     SECTION 13.5.    Notices....................................................................................78
     SECTION 13.6.    Severability of Provisions.................................................................78

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     SECTION 13.7.    Assignment to Indenture Trustee............................................................78
     SECTION 13.8.    Limitation of Liability of Owner Trustee, Custodian and Trust Collateral Agent.............79
     SECTION 13.9.    Independence of the Servicer...............................................................79
     SECTION 13.10.   No Joint Venture...........................................................................79
     SECTION 13.11.   Nonpetition Covenant.......................................................................79
     SECTION 13.12.   Third Party Beneficiaries..................................................................80
     SECTION 13.13.   Consent to Jurisdiction....................................................................80
     SECTION 13.14.   Headings...................................................................................81
     SECTION 13.15.   Trial by Jury Waived.......................................................................81
     SECTION 13.16.   Entire Agreement...........................................................................81
     SECTION 13.17.   Effect of Policy Expiration Date...........................................................81


                                                      ANNEXES

Annex         A       Defined Terms

                                                     EXHIBITS

Exhibit       A-1     Form of Issuer's Certificate
Exhibit       A-2     Form of Issuer's Certificate
Exhibit       B-1     Form of Servicer's Certificate
Exhibit       B-2     Form of Loan Master File Layout
Exhibit       C       Intentionally Omitted
Exhibit       D       Payment Deferment and Due Date Change Policies
Exhibit       E       Documentation Checklist
Exhibit       F       Form of Request for Transfer of Possession
Exhibit       G       Form of Custodial Letter
Exhibit       H       Form of Transfer Agreement

                                                     SCHEDULES

Schedule      A       Schedule of Receivables
Schedule      B       Location of Receivable Files; Location of Legal Files
Schedule      C       Delivery Requirements

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

         SALE AND SERVICING AGREEMENT ("Agreement"), dated as of June 1, 2001, among LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A, a Delaware business trust, as issuer (the "Issuer"), LONG BEACH ACCEPTANCE RECEIVABLES CORP., a
Delaware corporation, as transferor (the "Transferor"), LONG BEACH ACCEPTANCE
CORP., a Delaware corporation, as originator of the receivables ("LBAC") and as servicer (in such capacity, the "Servicer") and THE CHASE MANHATTAN BANK, a New
York banking corporation, as back-up servicer, custodian and trust collateral agent, ("Back-up Servicer", "Custodian" and "Trust Collateral Agent", respectively).

         WHEREAS the Issuer desires to acquire a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by LBAC through motor vehicle dealers;

         WHEREAS the Transferor has purchased such receivables from LBAC and is willing to convey such receivables to the Issuer;

         WHEREAS the Issuer desires to acquire, from time to time, additional receivables arising in connection with motor vehicle retail installment sale contracts to be acquired by LBAC through motor vehicle dealers;

         WHEREAS the Transferor has agreed to purchase, from time to time, such additional receivables from LBAC and is willing to convey such receivables to the Issuer; and

         WHEREAS the Servicer is willing to service all such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1. DEFINITIONS. Whenever used in this Agreement, capitalized terms used and not otherwise defined herein shall have the meanings set forth in Annex A attached hereto.

         SECTION 1.2. OTHER DEFINITIONAL PROVISIONS.


    (a) All terms defined in this Agreement (including Annex A hereto) shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

    (b) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in

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effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document shall control.

    (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term
"including" shall mean "including without limitation."

    (d) With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

    (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         SECTION 1.3. CALCULATIONS. All calculations of the amount of the Servicing Fee, the Back-up Servicer Fee, Custodian Fee and the Indenture Trustee
Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

         SECTION 1.4. ACTION BY OR CONSENT OF NOTEHOLDERS. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to Noteholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken or consented to by Noteholders, any Note registered in the name of the Transferor, LBAC, the Servicer or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Indenture Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes which the Indenture Trustee or the Trust
Collateral Agent actually knows to be so owned shall be so disregarded.

         SECTION 1.5. MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts

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or circumstances could or would have a material adverse effect on the Issuer or
Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy.
Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer (or any similar or analogous determination), such determination shall be made by the Controlling Party in its sole discretion.

                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

         SECTION 2.1. CONVEYANCE OF INITIAL RECEIVABLES.

         In consideration of the Issuer's delivery of the Certificate to or upon the order of the Transferor on the Closing Date and the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to, or upon the order of, the Transferor in accordance with the terms of this Agreement, the Transferor does hereby transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Transferor in and to:

         (i) the Initial Receivables listed in Schedule A hereto, all monies received on the Initial Receivables after the Initial Cutoff Date and, with respect to any Initial Receivables which are Precomputed Receivables, the related Payahead Amount, and all Liquidation Proceeds and Recoveries received with respect to such Initial Receivables;

         (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Initial Receivables and any other interest of the Transferor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

         (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI
    Policy, if any, relating to the related Financed Vehicles or the related
    Obligors, including any rebates and premiums;

         (iv) property (including the right to receive future Liquidation
    Proceeds) that secures an Initial Receivable and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Initial
    Receivable;

         (v) the Purchase Agreement and the Guarantee including, without limitation, a direct right to cause LBAC to purchase Initial Receivables from the Issuer upon the occurrence of a breach of any of the representations and warranties contained in Section 3.2(b) of the Purchase
    Agreement or the failure of LBAC to timely comply with its obligations pursuant to Section 5.5 of the Purchase Agreement;

         (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and

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

    credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to such Financed Vehicle and any recourse to Dealers for any of the foregoing;

         (vii) the Legal Files and the Receivable Files related to each Initial
    Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to the Initial
    Receivables, the related Obligors or the related Financed Vehicles;

         (viii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Initial Receivables;

         (ix) any proceeds from recourse against Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title
    Guaranties with respect to the Receivables, with respect to the sale of the Initial Receivables; and

         (x) the proceeds of any and all of the foregoing.

         SECTION 2.2. CONVEYANCE OF SUBSEQUENT RECEIVABLES.


    (a) Subject to the conditions set forth in Section 2.2(b) and in the related
Transfer Agreement, in consideration of the Issuer's delivery to or upon the order of the Transferor of the purchase price for the Subsequent Receivables, in each case as described below and set forth in the related Transfer
Agreement, the Transferor shall on each Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Transferor in and to:

         (i) the Subsequent Receivables listed in Schedule A to the related
    Transfer Agreement, all monies received on such Subsequent Receivables after the applicable Subsequent Cutoff Date and, with respect to any such Subsequent Receivables which are Precomputed Receivables, the related
    Payahead Amount, and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables;

         (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to such Subsequent Receivables and any other interest of the Transferor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

         (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI
    Policy, if any, relating to the related Financed Vehicles or the related
    Obligors, including any rebates and premiums;

         (iv) property (including the right to receive future Liquidation
    Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Subsequent
    Receivable;

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

         (v) each Transfer Agreement, the Purchase Agreement and the Guarantee, including, without limitation, a direct right to cause LBAC to purchase
    Subsequent Receivables from the Issuer upon the occurrence of a breach of any of the representations and warranties contained in Section 4 of the related Transfer Agreement, or the failure of LBAC to timely comply with its obligations pursuant to Section 5.5 of the Purchase Agreement;

         (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or the related Financed Vehicle or his or her obligations with respect to a related Financed Vehicle and any recourse to Dealers for any of the foregoing;

         (vii) the Legal Files and the Receivable Files related to each such Subsequent Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to such Subsequent
    Receivables, the related Obligors or the related Financed Vehicles;

         (viii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to such Subsequent Receivables;

         (ix) any proceeds from recourse against Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title
    Guaranties with respect to such Subsequent Receivables, with respect to the sale of such Subsequent Receivables; and

         (x) the proceeds of any and all of the foregoing.

         The purchase price to be paid by the Issuer on each Subsequent Transfer
Date for the Subsequent Receivables so sold shall be set forth in the related
Transfer Agreement and shall be paid from monies released from the Pre-Funding
Account pursuant to Section 5.13(b). Such purchase price shall equal the aggregate Principal Balance of such Subsequent Receivables as of the related
Subsequent Cutoff Date.

     (b) The Transferor shall transfer to the Issuer the Subsequent Receivables and the other property and rights related thereto described in Section 2.2(a) only upon the prior written consent of the Note Insurer acting in its sole and absolute discretion and the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

         (i) the Transferor shall have provided the Indenture Trustee, the Trust
    Collateral Agent, the Note Insurer and each Rating Agency with an Addition
    Notice not later than five Business Days prior to the related Subsequent
    Transfer Date and shall also have provided the Indenture Trustee, the Trust
    Collateral Agent and the Note Insurer with an electronic transmission of the information on the related Subsequent Receivables set forth in such Addition
    Notice in a format acceptable to each of the Indenture Trustee, the Trust
    Collateral Agent and the Note Insurer no later than such fifth Business Day prior to the related Subsequent Transfer Date;

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

         (ii) the Originator shall have delivered to the Transferor, a written
    Subsequent Assignment, which shall include a list of the Subsequent
    Receivables so transferred attached thereto as Schedule A, and a copy thereof to the Note Insurer;

         (iii) the Transferor, the Originator, the Trust and the Trust
    Collateral Agent shall have executed a written Transfer Agreement, which shall include a list of the Subsequent Receivables so transferred attached thereto as Schedule A, and a copy thereof shall have been delivered to the
    Note Insurer;

         (iv) the Transferor shall have caused the Servicer to deposit in the Collection Account all collections on or in respect of the Subsequent
    Receivables (to the extent conveyed to the Trust as specified in Section
    2.2(b)) received prior to the related Subsequent Transfer Date;

         (v) the Transferor shall have deposited or caused to be deposited the related Subsequent Spread Account Deposit into the Spread Account pursuant to Section 5.10;

         (vi) as of each Subsequent Transfer Date, neither the Servicer nor the Transferor will be insolvent nor will either of them be made insolvent by the related transfer nor is any of them aware of any pending insolvency;

         (vii) the Funding Period shall not have terminated;

         (viii) the Transferor shall have delivered to the Indenture Trustee, the Trust Collateral Agent, the Note Insurer and each Rating Agency an
    Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.2(b) and in Section 5 of the related
    Transfer Agreement and certifying that:

              (A) such conveyance of Subsequent Receivables by the Transferor to the Trust on the related Subsequent Transfer Date was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which the Transferor has been, is or will become, on or after the related Subsequent Transfer Date, indebted;

              (B) the Transferor did not receive less than a reasonably equivalent value in exchange for the conveyance of the Subsequent
         Receivables by the Transferor to the Issuer on the related Subsequent
         Transfer Date pursuant to the related Transfer Agreement;

              (C) the Transferor is not insolvent on the related Subsequent
         Transfer Date and will not become insolvent as a result of the conveyance of the Subsequent Receivables by the Transferor to the Issuer on the related Subsequent Transfer Date pursuant to the related
         Transfer Agreement;

              (D) the Transferor is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which any property remaining with the Transferor after such business or transaction would be an unreasonably small amount of capital; and

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

              (E) the Transferor has not incurred, and does not believe that it will incur, debts that would be beyond the Transferor's ability to pay as such debts mature;

         (ix) the Originator shall have delivered to the Indenture Trustee, the Trust Collateral Agent, the Note Insurer and each Rating Agency an Officer's
    Certificate confirming the satisfaction of each condition precedent specified in this Section 2.2(b) and in Section 5 of the related Transfer
    Agreement and certifying that:

              (A) that such sale of Subsequent Receivables by the Originator to the Transferor on the related Subsequent Transfer Date was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which the Originator has been, is or will become, on or after the related Subsequent Transfer Date, indebted;

              (B) the Originator did not receive less than a reasonably equivalent value in exchange for the sale of the Subsequent Receivables by the Originator to the Transferor on the related Subsequent Transfer
         Date pursuant to the Purchase Agreement and the related Subsequent
         Assignment;

              (C) the Originator is not insolvent on the related Subsequent
         Transfer Date and will not become insolvent as a result of the sale of the Subsequent Receivables by the Originator to the Transferor on the related Subsequent Transfer Date pursuant to the Purchase Agreement and the related Subsequent Assignment;

              (D) the Originator is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which any property remaining with the Originator after such business or transaction would be an unreasonably small amount of capital; and

              (E) the Originator has not incurred, and does not believe that it will incur, debts that would be beyond the Originator's ability to pay as such debts mature;

         (x) the Transferor shall have delivered to each Rating Agency, the Note
    Insurer, the Indenture Trustee and the Trust Collateral Agent Opinions of
    Counsel with respect to the transfer of the Subsequent Receivables substantially in the form of the Opinions of Counsel delivered to each Rating Agency, the Note Insurer, the Indenture Trustee and the Trust
    Collateral Agent on the Closing Date regarding true sale, non-consolidation, perfection, and other such matters satisfactory in form and substance to each of the Note Insurer, the Indenture Trustee and the Trust Collateral
    Agent in its sole discretion;

         (xi) the Transferor shall have taken all action required to maintain the first priority perfected security interest (as defined in the UCC) of the Issuer in the Trust Assets;

                                       7

         (xii) no selection procedures believed by the Transferor or the Originator to be adverse to the interests of the Noteholders or the Note Insurer shall have been utilized in selecting the Subsequent Receivables;

         (xiii) the conveyance of the Subsequent Receivables shall not result in a qualification, modification or withdrawal of the then-current ratings of the Notes; provided that written confirmation of such ratings shall not be required from the Rating Agencies;

         (xiv) the Transferor shall have provided the Indenture Trustee and the Trust Collateral Agent with a supplement to the Schedule of Receivables setting forth the Subsequent Receivables to be transferred on such Subsequent Transfer Date;

         (xv) the Transferor shall have caused a firm of independent accountants to deliver to the Indenture Trustee, the Trust Collateral Agent and the Note Insurer written confirmation that the Receivables, including the related Subsequent Receivables, meet the following criteria:

              (1) the weighted average remaining term of the Receivables will be no more than 62 months and the weighted average original term for the Receivables will be no more than 65 months;

              (2) each Receivable will have a minimum APR of 7.5%;

              (3) each Receivable will have an original term of no more than 72 months;

              (4) no more than 45% of the Receivables will be originated in California;

              (5) the weighted average APR for the Receivables will be greater than or equal to 17.25%;

              (6) not less than 3% of the aggregate Principal Balance of the Receivables will be Class I Receivables, not less than 27% of the aggregate Principal Balance of the Receivables will be Class IIA Receivables, not less than 41% of the aggregate Principal Balance of the Receivables will be Class IIB Receivables, no more than 21% of the aggregate Principal Balance of the Receivables will be Class III Receivables and not more than 1% of the aggregate Principal Balance of the Receivables will be Class IV Receivables; and

              (7) not more than 82% of the aggregate Principal Balance of the Receivables will represent loans to finance the purchase of used Financed Vehicles;

         (xvi) the Transferor shall satisfy the document delivery requirements for such Subsequent Receivables as specified in Section 3.3;

         (xvii) the representations and warranties made by the Transferor and the Servicer in Sections 7.1 and 8.1, respectively, shall be true and correct on and as of such Subsequent Transfer Date and the representations and warranties made by the Originator with respect to each such Subsequent Receivable being transferred to the Trust on such Subsequent Transfer Date in Section 4 of the related Transfer Agreement and Section 3.2(b) of the Purchase Agreement shall be true and correct as of such Subsequent Transfer Date;

         (xviii) on or before such Subsequent Transfer Date, the Transferor shall have provided any information reasonably requested by the Rating Agencies, the Note Insurer, the Indenture Trustee or the Trust Collateral Agent with respect to any Subsequent Receivables;

         (xix) the Custodian shall acknowledge receipt of files which the Transferor shall represent are the Legal Files relating to the Subsequent Receivables and the Custodian shall have reviewed the Legal Files relating to the Subsequent Receivables and shall have determined that it has received a Legal File for each Subsequent Receivable identified in the supplement to the Schedule of Receivables attached as Schedule A to the related Transfer Agreement; and

         (xx) the Servicer shall deliver the loan master file and history information and the information required to be set forth in the form attached hereto as Exhibit B-2 as specified in Section 4.18.



         SECTION 2.3. TRANSFER INTENDED AS SALE; PRECAUTIONARY SECURITY INTEREST. Each conveyance to the Issuer of the property set forth in Section 2.1 and Section 2.2 above is intended as a sale (for certain non-tax purposes) free and clear of all Liens, and it is intended that the property of the Issuer shall not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. In the event, however, that notwithstanding the intent of LBAC, the Transferor and the Issuer, any transfer under this Agreement is held not to be a sale, this Agreement shall constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of New York) and applicable law, and the Transferor hereby grants a security interest to the Issuer in, to and under the property described in Section 2.1 and Section 2.2 above and all proceeds thereof, for the benefit of the Noteholders and the Note Insurer as their interests may appear herein, for the purpose of securing the payment and performance of the Notes and the repayment of amounts owed to the Issuer from the Transferor.

         SECTION 2.4. ASSIGNMENT BY TRANSFEROR. The Transferor does hereby transfer, assign and otherwise convey unto the Issuer, for the benefit of the Noteholders and the Note Insurer, its right to any recourse to LBAC resulting from the occurrence of a breach of any of their respective representations and warranties contained in Section 3.2 of the Purchase Agreement and Section 4 of each Transfer Agreement or from the failure of LBAC to comply with its obligations pursuant to Section 5.5 of the Purchase Agreement. The provisions of this

Section 2.4 are intended to grant the Issuer a direct right against LBAC to demand performance under the terms of the Purchase Agreement.

         SECTION 2.5. THE LEGAL FILES ARE NOT "FINANCIAL ASSETS". The parties (for themselves, their successors, trustees, receivers and assigns) acknowledge and agree that the Legal Files held pursuant to this Agreement are not "financial assets" within the meaning of ss. 8.102(a)(9) of the Texas Business & Commerce Code (the "Texas UCC").

         SECTION 2.6. FURTHER ENCUMBRANCE OF TRUST ASSETS.


    (a) Immediately upon the conveyance to the Issuer by the Transferor of any item of the Trust Assets pursuant to Section 2.1 and Section 2.2, all right, title and interest of the Transferor in and to such item of Trust Assets shall terminate, and all such right, title and interest shall vest in the Issuer, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Business Trust Statute (as defined in the Trust Agreement).

    (b) Immediately upon the vesting of the Trust Assets in the Issuer, the Issuer shall have the sole right to pledge or otherwise encumber, such Trust Assets. Pursuant to the Indenture, the Issuer shall grant a security interest in the Trust Assets to the Indenture Trustee to secure the repayment of the Notes. The Certificate shall represent the beneficial ownership interest in the Trust Assets, and the Noteholders shall be entitled to receive payments with respect thereto as set forth herein and pursuant to the Indenture.

    (c) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificate, remain as covenants of the Issuer for the benefit of the Certificateholder, enforceable by the Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholder.

    (d) The Trust Collateral Agent shall, at such time as there are no Notes or Certificates outstanding, the Policy has expired in accordance with its terms and all sums due to (i) the Note Insurer hereunder or pursuant to the Insurance Agreement, (ii) the Indenture Trustee pursuant to the Indenture and (iii) the Trust Collateral Agent pursuant to this Agreement, have been paid, release any remaining portion of the Trust Assets to the Transferor.

                                  ARTICLE III
                                THE RECEIVABLES

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF TRANSFEROR. The Transferor hereby makes each of the representations and warranties made by LBAC in Section 3.2(b) of the Purchase Agreement and Section 4 of each Transfer Agreement with respect to the Receivables to the same extent as if such representations and warranties were fully set forth herein. With respect to such representations and warranties, the Issuer is deemed to have relied on such representations and warranties in acquiring the Receivables, the Note Insurer shall be deemed to have relied on such representations and warranties in issuing the Policy, the Indenture Trustee is deemed to have relied on such representations and warranties in issuing the Notes, the Noteholders are deemed to have relied on such representations and warranties in purchasing the Notes and the Owner Trustee is deemed to have relied on such representations and warranties in issuing the Certificate. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables, and as of the related Subsequent Transfer Date in the case of the Subsequent Receivables, but shall survive the transfer and assignment of the Receivables to the Issuer and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture.

         SECTION 3.2. REPURCHASE UPON BREACH OF REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR.

    (a) The Transferor, the Servicer, the Note Insurer, the Custodian, the Trust Collateral Agent or the Issuer, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Transferor's representations and warranties made pursuant to
Section 3.1. As of the last day of the second Collection Period following the discovery by the Transferor or receipt by the Transferor of notice of such breach, unless such breach is cured by such date, the Transferor shall have an obligation to repurchase any Receivable in which the interests of the Noteholders or the Note Insurer are materially and adversely affected by any such breach as of such date. In consideration of and simultaneously with the repurchase of the Receivable, the Transferor shall remit, or cause LBAC to remit, to the Collection Account the Purchase Amount in the manner specified in
Section 5.5 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedies of the Issuer, the Trust Collateral Agent, the Indenture Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1 shall be (i) the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein, or (ii) to enforce the obligation of LBAC to the Transferor to repurchase such Receivables or to indemnify for any such breach pursuant to the Purchase Agreement. Neither the Owner Trustee, the Custodian, the Trust Collateral Agent nor the Indenture Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

    (b) Pursuant to Section 2.1 and Section 2.2, the Transferor conveys to the Issuer all of the Transferor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Transferor's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase and indemnity obligations of LBAC thereunder. The Transferor hereby represents and warrants to the Issuer that such assignment is valid, enforceable and effective to permit the Issuer to enforce such obligations of LBAC and the Transferor under the Purchase Agreement.

         SECTION 3.3. DELIVERY OF LEGAL FILES AND RECEIVABLE FILES.

    (a) On or prior to the Closing Date in the case of the Initial Receivables, and on or prior to the third Business Day immediately preceding the related Subsequent Transfer Date in the case of the Subsequent Receivables, the Transferor shall transfer and deliver to the Custodian at the offices specified in Schedule B to this Agreement the Legal Files with respect to each applicable Receivable.

    (b) On or prior to the Closing Date in the case of the Initial Receivables, and on or prior to the third Business Day immediately preceding the related Subsequent Transfer Date in the case of the Subsequent Receivables, the Transferor shall transfer and deliver to the Servicer with respect to each Receivable the following, either in hard copy or in an electronic format:

         (i) a copy of the fully executed original of the Receivable with a copy of the fully executed assignment from the related Dealer to the Originator (together with copies of any agreements modifying the Receivable, including, without limitation, any extension agreements);

         (ii) a copy of the original credit application fully executed by the Obligor;

         (iii) a copy of the Lien Certificate or Title Package, as applicable;

         (iv) all other documents listed on the Documentation Checklist in effect on the Cutoff Date or the related Subsequent Cutoff Date, as applicable, relating to such Receivable, except that the Receivable Files shall contain a copy of those documents the original of which constitutes a part of the Legal File; and

         (v) any and all other documents that the Servicer or the Originator shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

         SECTION 3.4. ACCEPTANCE OF LEGAL FILES BY CUSTODIAN. The Custodian acknowledges receipt of files which the Transferor has represented are the Legal Files relating to the Initial Receivables. The Custodian shall hold the Legal Files subject to the terms and conditions of this Agreement. The Custodian may perform its duties in respect of custody of the Legal Files by or through its agents or employees. The Custodian has reviewed the Legal Files relating to the Initial Receivables and hereby acknowledges that it has determined that it has received a file for each Initial Receivable identified in Schedule A to this Agreement. The Custodian declares that it holds and will continue to hold such files, any Receivable Files relating to Subsequent Receivables and, in each case, any amendments, replacements or supplements thereto and all other Trust Assets as custodian, agent and bailee for the Trust Collateral Agent in trust for the use and benefit of all present and future Noteholders. The Custodian shall review each Legal File delivered to it no later than the Closing Date or the related Subsequent Transfer Date, as applicable to determine whether such Legal Files contain the documents referred to in the definition of the term "Legal File" and shall certify on the Closing Date or the related Subsequent Transfer Date, as applicable to such effect. In addition, in the case of any Legal File which does not contain either an original Lien Certificate, an application for a certificate of title or a Dealer Title Guaranty for the related Financed Vehicle, the Custodian shall certify that the related Dealer is listed on the Dealer Title Addendum. If the Custodian finds during its review of the Legal Files or at any time thereafter that a Legal File for a Receivable has not been received or that any of the documents referred to in the definition of the term "Legal File" are not contained in a Legal File or, if applicable, the related Dealer is not listed on the Dealer Title Addendum, the Custodian shall promptly inform the Trust Collateral Agent (if at such time the Trust Collateral Agent is not also the Custodian hereunder), LBAC, the Transferor, the Back-up Servicer and the Note Insurer promptly, in writing, of the failure to receive a Legal File with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Legal File or the failure of the related Dealer to be so listed) (it being understood that the Custodian's obligation to review the contents of any Legal File and the Dealer Title Addendum shall be limited as set forth in the preceding sentence). Unless any such defect with respect to such Receivable shall have been cured by the last day of the second Collection Period following discovery thereof by the Custodian, LBAC shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, LBAC shall remit the Purchase Amount, in the manner specified in
Section 5.5. The sole remedy of the Indenture Trustee, the Trust Collateral Agent, the Issuer or the Noteholders with respect to a breach pursuant to this
Section 3.4 shall be to require LBAC to purchase the Receivables pursuant to this Section 3.4. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trust Collateral Agent shall cause the Custodian to release to LBAC or its designee the related Legal File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by LBAC and delivered to the Trust Collateral Agent and are necessary to vest in LBAC or such designee the Issuer's right, title and interest in the Receivable. The Custodian shall make a list of Receivables for which an application for a certificate of title or a Dealer Title Guaranty but not a Lien Certificate is included in the Legal File as of the date of its review of the Legal Files and deliver a copy of such list to the Servicer, the Trust Collateral Agent and the Note Insurer. On the date which is 90 days following the Closing Date, or the related Subsequent Transfer Date, as the case may be, or, if such date is not a Business Day, on the next succeeding Business Day, the Custodian shall inform LBAC and the other parties to this Agreement and the Note Insurer of any Receivable for which the related Legal File on such date does not include a Lien Certificate, and LBAC shall repurchase any such Receivable as of the last day of the Collection Period in which the date, which is 150 days following the Closing Date in the case of the Initial Receivables, or the related Subsequent Transfer Date, in the case of the Subsequent Receivables occurs, if the related Legal File does not include a Lien Certificate as of the close of business on such 150th day. In consideration of the purchase of such Receivable, LBAC shall remit the Purchase Amount in the manner specified in Section 5.5. The Transferor shall have no obligation to repurchase any Receivable upon a breach pursuant to this Section 3.4. The Transferor shall have no liability for any action taken or omitted to be taken by LBAC pursuant to this Section 3.4.

         SECTION 3.5. ACCESS TO RECEIVABLE FILES AND LEGAL FILES; SERVICER'S DUTIES WITH RESPECT TO RECEIVABLE FILES; CUSTODIAN'S DUTIES WITH RESPECT TO LEGAL FILES.

    (a) The Servicer and the Custodian shall, upon reasonable notice, permit the Originator, the Trust Collateral Agent, the Transferor, the Issuer and the Note Insurer access to the Receivable Files and the Legal Files, respectively, at all reasonable times, upon reasonable notice and during the Servicer's or the Custodian's normal business hours, as the case may be. In addition, the Servicer and the Custodian shall provide such access to any Noteholder upon reasonable notice at all reasonable times during the Servicer's or the Custodian's normal business hours, as the case may be, in cases where the Noteholders shall be required by applicable statutes or regulations to review such documentation; PROVIDED, HOWEVER, that the Servicer or the Custodian shall be entitled to rely upon an Opinion of Counsel as to such fact. In each case, such access shall be afforded without charge but only upon reasonable request. Each Noteholder shall be deemed to have agreed by its acceptance of a Note to hold in confidence all Confidential Information in accordance with the Federal Financial Privacy Law and, to the extent more exacting, its then customary procedures; PROVIDED that nothing herein shall prevent any Noteholder from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds Notes, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a Note or any part thereof or participation therein who is subject to confidentiality arrangements at least substantially similar hereto, (iv) any governmental authority, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any nationally recognized rating agency in connection with the rating of the Notes by such agency or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such Noteholder is a party, (d) in order to enforce such Person's investment in any Note or (e) otherwise, in accordance with the Federal Financial Privacy Law; PROVIDED, that, prior to any such disclosure, such Noteholder shall inform each such party that receives Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

    (b) Upon instruction from the Trust Collateral Agent, the Servicer shall release any Receivable Files to the Trust Collateral Agent, the Trust Collateral Agent's agent or the Trust Collateral Agent's designee, as the case may be, at such place or places as the Trust Collateral Agent may designate, as soon as practicable; PROVIDED, HOWEVER, that such Receivable Files may be, at the discretion of the Servicer, in the form of electronic files or reproduced copies of such electronic files. The Servicer shall not be responsible for the safekeeping of such Receivable Files following such release to the Trust Collateral Agent unless and until such Receivable Files are returned to the Servicer.

    (c) The Custodian shall, within two Business Days of the request of the Servicer, the Trust Collateral Agent or the Note Insurer, execute such documents and instruments as are prepared by the Servicer, the Trust Collateral Agent or the Note Insurer and delivered to the Custodian, as the Servicer, the Trust Collateral Agent or the Note Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Issuer and any related insurance policies (including the VSI Policy, if any) covering the Obligor, the Receivable or Financed Vehicle. The Custodian shall not be obligated to release any document from any Legal File unless it receives a request for transfer of possession signed, or, if such request is transmitted electronically, transmitted by a Servicing Officer in the form of Exhibit F to this Agreement and a custodial letter signed, or, if such request is transmitted electronically, transmitted by a Servicing Officer in the form of Exhibit G to this Agreement (the "Custodial Letter"). Such Custodial Letter shall obligate the Servicer to return such document(s) to the Custodian when the need therefor no longer exists. At all times while any Legal File is in the Servicer's possession, the Servicer shall hold such Legal File in trust on behalf of the Issuer, the Indenture Trustee, the Trust Collateral Agent and the
Note Insurer.

         SECTION 3.6. COVENANTS OF THE CUSTODIAN.

    (a) The Custodian, either directly or by acting through an agent or nominee (which agent shall not be the Originator or any Affiliate thereof, except as provided in Section 10.8(e) hereof), shall hold the Legal File and all other documents relating to any Receivable that comes into its possession for the exclusive use and benefit of the Issuer and shall make disposition thereof only in accordance with the provisions of this Agreement. The Custodian shall maintain continuous custody of the Legal File and such other documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any subcustodian, except as otherwise expressly provided herein.

    (b) The Custodian covenants and warrants to the Issuer, the Trust Collateral Agent, the Servicer and the Note Insurer that to the knowledge of its Responsible Officers, as of the related date on which the Custodian makes the certification required under Section 3.4 with respect to the Legal Files, it holds no adverse interest, by way of security or otherwise, in any Receivable.

    (c) Instructions to the Custodian relating to this Agreement will be carried out by the Custodian, in accordance with the terms and provisions of this Agreement. The Custodian is authorized to conclusively rely on any such instruction that it believes in good faith to have been given by the Servicer pursuant to and in accordance with the terms and provisions of this Agreement. The Custodian may record any such instructions given by telephone, and any other telephone discussions with respect to this Agreement.

    (d) The Custodian shall not by reason of this Agreement have a fiduciary relationship in respect of the Servicer or LBAC or any Affiliate thereof, and nothing in this Agreement, express or implied, is intended to or shall be so construed so as to impose upon the Custodian any obligations in respect of this Agreement except as expressly set forth in it. The Custodian, acting as custodian, shall have no responsibility for (i) ascertaining or taking action with respect to exchanges, maturities, tenders or other matters relative to any Receivables, whether or not the Custodian has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Receivables, except as otherwise expressly set forth herein in its capacity as Custodian. The Custodian does not assume and shall have no responsibility for, and makes no representations as to, monitoring the value of the Receivables and the related Legal Files. The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authority or legal effectiveness.

    (e) Each of the Servicer, the Issuer, the Transferor and LBAC acknowledges and agrees that the Custodian:

         (i) shall not be responsible for any of the agreements set forth in the Purchase Agreement or any other documents or instruments other than this Agreement, including its Exhibits, but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement;

         (ii) shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Noteholders or the Note Insurer pursuant to the provisions of this Agreement, unless such Noteholders or the
    Note Insurer shall have offered to the Custodian reasonable security or indemnity in form and substance reasonably satisfactory to the Custodian, against the costs, expenses and liabilities that may be incurred therein or thereby;

         (iii) may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall have no responsibility for determining the accuracy thereof (except pursuant to Section 10.3(iv)); and

         (iv) may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

    (f) If the Custodian shall request instructions from the Servicer or LBAC with respect to any act or action (including failure to act) in connection with this Agreement, the Custodian shall be entitled to refrain from such act or taking such action unless and until the Custodian shall have received instructions from such Person; and the Custodian shall not incur liability to such Person or any other Person by reason of so refraining. Without limiting the foregoing, neither the Servicer, nor LBAC, nor any other Person shall have any right of action whatsoever against the Custodian as a result of the Custodian's acting or refraining from acting in accordance with the Servicer's instructions hereunder, other than any such action arising out of the Custodian's negligence, bad faith or willful misconduct in so acting or refraining from acting.

    (g) The Custodian shall physically segregate the Legal Files for the Receivables from all other instruments similar in nature to such Legal Files in its possession, and shall hold the Legal Files so as to reflect the ownership of the Issuer. The Custodian shall mark its books, accounts and records to reflect such fact. At its own expense, the Custodian shall maintain at all times during which this Agreement is in effect, fidelity insurance in amounts customary for similar transactions. Such insurance may be maintained by the Custodian in the form of self-insurance.

         SECTION 3.7. ISSUER'S CERTIFICATE. Within five Business Days after each Payment Date on which Receivables shall be assigned to LBAC or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by LBAC pursuant to Section 3.4 or purchased by the Servicer pursuant to Section 4.7, the Issuer shall execute an Issuer's Certificate (in the form of Exhibit A-1 or A-2, as applicable), and shall deliver such Issuer's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period, to LBAC or the Servicer, as the case may be, with a copy to the Note Insurer. The

Issuer's Certificate submitted with respect to such Payment Date shall operate, as of such Payment Date, as an assignment, without recourse, representation or warranty, to LBAC or the Servicer, as the case may be, of all the Issuer's right, title, and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

                                   ARTICLE IV
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         SECTION 4.1. DUTIES OF THE SERVICER. The Servicer, as agent for the Issuer (to the extent provided herein), and in such capacity, shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer and the Note Insurer with respect to payments and complying with the terms of the Lock-Box Agreement. The Servicer shall also administer and enforce all rights and responsibilities of the holders of the Receivables provided for in the Dealer Agreements to the extent that such Dealer Agreements relate to the Receivables, the Financed Vehicles or the Obligors. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trust Collateral Agent to execute and deliver, on behalf of itself, the Issuer, the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or other evidence of ownership with respect to such Financed Vehicles; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except (i) pursuant to an order from a court of competent jurisdiction, (ii) in accordance with its customary procedures or (iii) in accordance with Section 4.2. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trust Collateral Agent shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Noteholders. The Servicer shall prepare and furnish and the Trust Collateral Agent shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.2. COLLECTION AND ALLOCATION OF RECEIVABLE PAYMENTS. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; PROVIDED, HOWEVER, that the Servicer shall notify each Obligor prior to the Closing Date in the case of the Initial Receivables, and prior to the related Subsequent Transfer Date, in the case of the Subsequent Receivables, to make all payments with respect to the Receivables to the Lock-Box and shall make reasonable efforts to cause Obligors to make all such payments to such Lock-Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Lock-Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. The Servicer, for so long as LBAC is the Servicer, may grant extensions, rebates or adjustments on a Receivable in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself which shall not modify the original due date of the Scheduled Receivable Payments on any Receivable other than (a) in accordance with the Payment Deferment and Due Date Change Policies,
(b) in connection with a Deficient Liquidated Receivable, (c) with the prior written consent of the Note Insurer, with respect to any other Liquidated Receivable or (d) as otherwise required by applicable law. Notwithstanding anything contained herein to the contrary, the Servicer may, at its option, repurchase up to 25 Receivables in a manner consistent with Section 5.5 hereof and any such repurchased Receivable (an "Optional Repurchase Receivable") shall not be deemed to be a Defaulted Receivable or a Liquidated Receivable. The Servicer shall not modify the Payment Deferment and Due Date Change Policies without the prior written consent of the Note Insurer. The Servicer shall notify Moody's of any modification to the Payment Deferment and Due Date Change Policies. If the Servicer is not LBAC, the Servicer may not make any extension on a Receivable without the prior written consent of the Note Insurer. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable if it would forgo collection of such amount in accordance with its customary procedures. Notwithstanding anything to the contrary contained herein, the Servicer (i) shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Receivable Payment on any Receivable, except (a) as otherwise required by applicable law, (b) with respect to a Deficient Liquidated Receivable and (c) with the prior written consent of the Note Insurer, with respect to any other Liquidated Receivable, and (ii) shall not agree to any modification that would result in a material adverse effect on a Receivable (other than a Deficient Liquidated Receivable and, with the prior written consent of the Note Insurer, any other Liquidated Receivable) or the interest therein of the Issuer, the Noteholders or the Note Insurer other than a modification in accordance with the Payment Deferment and Due Date Change Policies.

         On each Business Day, the Servicer shall prepare and transmit to the Trust Collateral Agent and the Back-up Servicer in a form acceptable to the Trust Collateral Agent and the Back-up Servicer, a record setting forth the aggregate amount of collections on the Receivables processed by the Servicer on the second preceding Business Day.

         SECTION 4.3. REALIZATION UPON RECEIVABLES.

     (a) On behalf of the Issuer, the Noteholders and the Note Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has not paid at least 95% of a Scheduled Receivable Payment thereon for 120 consecutive days or more; PROVIDED, HOWEVER, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 4.1, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses. All Liquidation Proceeds and Recoveries received shall be remitted directly by the Servicer to the Collection Account, without deposit into any intervening account as soon as practicable, but in no event later than the second Business Day after receipt thereof.

     (b) The Servicer agrees that within 45 days from the Closing Date or the related Subsequent Transfer Date, as applicable, it shall make such filings and effect such notices as are necessary under Section 9-114(1) of the New York UCC (or comparable section of the UCC of any applicable state) to preserve its ownership interest (or security interest, as the case may be) in any repossessed Financed Vehicles delivered for sale to Dealers.

     (c) The Servicer agrees that at any time after 45 days from the Closing Date there will be (a) no more than 25 repossessed Financed Vehicles in the aggregate delivered for sale to any Dealer and (b) no more than 50 repossessed Financed Vehicles in the aggregate delivered for the sale to all Dealers with respect to which the actions referred to in (b)(1) above have not been effected. The Servicer agrees that prior to delivering additional Financed Vehicles for sale to any such Dealer, it shall make such filings and effect such notices as are necessary under Section 9-114(1) of the New York UCC (or comparable section of the applicable UCC) to preserve its ownership interest (or security interest, as the case may be) in any such repossessed Financed Vehicle.

         SECTION 4.4. PHYSICAL DAMAGE INSURANCE; OTHER INSURANCE.

     (a) The Servicer shall continue to maintain the VSI Policy or another collateral protection insurance policy providing physical damage insurance coverage to at least the same extent as the VSI Policy with respect to all Financed Vehicles, unless the Servicer shall have received the prior written consent of the Note Insurer allowing the Servicer to no longer maintain any of such polices. The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming LBAC and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming LBAC as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

     (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in
Section 4.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trust Collateral Agent, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 5.2. In the event of the cancellation or non-renewal of the insurance referred to in Section 4.4(a)(i) above with respect to any Financed Vehicle, the Servicer will endeavor, in accordance with its customary servicing standards and procedures, to cause the related Obligor to obtain a replacement insurance policy. In no event shall the Servicer be required to force place insurance on a Financed Vehicle.

         SECTION 4.5. MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES.

     (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created in the name of LBAC by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trust Collateral Agent hereby authorizes the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason.

     (b) Upon the occurrence of an Insurance Agreement Event of Default, the
Note Insurer may (so long as a Note Insurer Default shall not have occurred and be continuing) instruct the Trust Collateral Agent and the Servicer to take or cause to be taken, or, if a Note Insurer Default shall have occurred and be continuing, upon the occurrence of a Servicer Termination Event, either the Trust Collateral Agent or the Trust Collateral Agent acting at the direction of the Majorityholders shall direct the Servicer to take and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the
Note Insurer (or, if a Note Insurer Default shall have occurred and be continuing, the Trust Collateral Agent), which opinion shall not be an expense of the Note Insurer or the Trust Collateral Agent (as applicable), be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent on behalf of the Issuer by amending the title documents of such Financed Vehicles to reflect the security interest of the Trust Collateral Agent in the related Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Note Insurer or the Trust Collateral Agent (as applicable), which opinion shall not be an expense of the Note Insurer or the Trust Collateral Agent, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Note Insurer may (unless a Note Insurer Default shall have occurred and be continuing) instruct the Trust Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Note Insurer, be necessary to perfect or reperfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent on behalf of the Issuer, including by amending the title documents of such Financed Vehicles to reflect the security interest of the Trust Collateral Agent in the related Financed Vehicle or by such other reasonable means as may, in the opinion of counsel to the Note Insurer, be necessary or prudent; PROVIDED, HOWEVER, that if the Note Insurer requests (unless a Note Insurer Default shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trust Collateral Agent in connection with such action shall be reimbursed to the Servicer or the Trust Collateral Agent, as applicable, by the Note Insurer.

         In addition to the foregoing, in the event any of the Servicer Termination Events described in Section 9.1(iii) or (iv) shall have occurred, or in the event LBAC shall have been removed or replaced as Servicer pursuant to
Section 8.3, Section 8.5, or otherwise pursuant to Section 9.1, then LBAC and/or the Servicer shall immediately cause each Lien Certificate for a Financed Vehicle to be marked to reflect the security interest of the Trust Collateral Agent in the Financed Vehicle at the expense of LBAC.

         The Servicer hereby makes, constitutes and appoints the Trust Collateral Agent acting through its duly appointed officers or any of them, its true and lawful attorney, for it and in its name and on its behalf, for the sole and exclusive purpose of authorizing said attorney to execute and deliver as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to show the Trust Collateral Agent as lienholder or secured party on the related Lien Certificates relating to a Financed Vehicle.

         SECTION 4.6. ADDITIONAL COVENANTS OF SERVICER. The Servicer hereby makes the following covenants to the other parties hereto and the Note Insurer on which the Trust Collateral Agent shall rely in accepting the Receivables in trust and on which the Note Insurer shall rely in issuing the Policy: (i) the Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of such Financed Vehicle, (ii) the Servicer shall not impair the rights of the Noteholders, the Issuer or the Note Insurer in such Receivables,
(iii) the Servicer shall not modify a Receivable, except in accordance with
Section 4.2, and (iv) the Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance with its current servicing procedures for servicing of all its other comparable motor vehicle receivables.

         SECTION 4.7. PURCHASE OF RECEIVABLES UPON BREACH. The Servicer, the Transferor, the Issuer, the Custodian or the Trust Collateral Agent shall inform the other parties hereto and the Note Insurer promptly, in writing, upon the discovery by the Servicer, the Transferor, the Issuer or a Responsible Officer of the Trust Collateral Agent or the Custodian, as the case may be, of any breach of the provisions of Section 4.2 relating to modifications of the Receivables, or any breach of Sections 4.4, 4.5 or 4.6; PROVIDED, HOWEVER, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery by or notice to the Servicer of such breach, the Servicer shall purchase any Receivable with respect to which such breach has a material adverse effect on such Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.5. For purposes of this Section, the Purchase Amount shall, whenever applicable, consist in part of a release by the Servicer of all rights to receive Simple Interest Excess with respect to the related Receivable. The sole remedy of the Trust Collateral Agent, the Issuer, the Note Insurer or the Noteholders with respect to a breach of the provisions of Section
4.2 relating to modifications of the Receivables or any breach of Sections 4.4,
4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this Section 4.7; PROVIDED, HOWEVER, that the Servicer shall indemnify the Trust Collateral Agent, the Indenture Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Transferor, the Note Insurer, the Issuer and the Noteholders and each of their respective officers, employees, directors, agents and representatives against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. The Transferor shall have no obligation to repurchase the Receivables upon a breach of the provisions of Section 4.2 relating to modifications of the Receivables, or any breach of Sections 4.4, 4.5 or 4.6. The Transferor shall have no liability for actions taken or omitted to be taken by the Servicer pursuant to this Section 4.7.

         SECTION 4.8. SERVICING FEE. The Servicing Fee for the initial Payment Date shall equal the product of (a) one-twelfth of the Servicing Fee Rate and
(b) the Original Pool Balance. Thereafter, the Servicing Fee for a Payment Date shall equal the product of (i) one-twelfth of the Servicing Fee Rate and (ii) the Pool Balance as of the last day of the second preceding Collection Period. The Servicing Fee shall in addition include all late fees, prepayment charges including, in the case of a Precomputed Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the amounts received upon prepayment in full of such Precomputed Receivable and the then outstanding Principal Balance of such Precomputed Receivable and accrued interest thereon (calculated pursuant to the Simple Interest Method) and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables.

         SECTION 4.9. SERVICER'S CERTIFICATE.

     (a) By 10:00 a.m., New York City time, on each Determination Date, the Servicer shall deliver to the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Transferor, the Note Insurer, GCFP and the Rating Agencies, a Servicer's Certificate containing all information necessary to make the payments pursuant to Section 5.6 (including, if required, withdrawals from the Spread Account), for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trust Collateral Agent to send statements to Noteholders and the Note Insurer pursuant to Section 5.7. Receivables to be purchased by the Servicer or to be purchased by LBAC shall be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

     (b) In addition to the information required by Section 4.9(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Note Insurer (i) the Average Delinquency Ratio, the Cumulative Default Rate, and the Cumulative Loss Rate (as such terms are defined in the Spread Account Agreement), (ii) whether any Trigger Event (as such term is defined in the Spread Account Agreement) has occurred as of such Determination Date, (iii) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as defined in the Spread Account Agreement) as of such Determination Date and (iv) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred. The Servicer shall in addition give notice of the occurrence of any Trigger Event or any Insurance Agreement Event of Default to each Rating Agency.

        SECTION 4.10. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT.

     (a) The Servicer shall deliver to the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Transferor, the Issuer and the Note Insurer, on or before March 31 of each year beginning March 31, 2002, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during such preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trust Collateral Agent shall send a copy of such certificate to the Rating Agencies.

     (b) The Servicer shall deliver to the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Transferor, the Issuer, the Note Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days after having obtained such knowledge, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 9.1.

         SECTION 4.11. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT. The Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer or to the Transferor, to deliver to the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Issuer, the Noteholders, the Note Insurer and each Rating Agency on or before April 30 of each year beginning April 30, 2002, a report dated as of December 31 of the preceding calendar year and reviewing the Servicer's activities during such preceding calendar year, addressed to the Board of Directors of the Servicer, and to the Trust Collateral Agent, the Back-up Servicer, the

Collateral Agent, the Issuer, the Transferor and the Note Insurer, to the effect that such firm has audited the financial statements of the Servicer and issued its report therefor and that such audit (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (c) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile, van, sport utility vehicle and light duty truck installment sales contracts; and (d) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, van, sport utility vehicle and light duty truck loans serviced for others that, in the firm's opinion, the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer's Certificates were found; and (3) the delinquency and loss information relating to the Receivables contained in the Servicer's Certificates were found to be accurate.

         The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 4.12. SERVICER EXPENSES. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred by the Servicer in connection with payments and reports to Noteholders, the Trust Collateral Agent and the Note Insurer and all other fees and expenses of the Issuer including taxes levied or assessed against the Issuer, and claims against the Issuer in respect of indemnification not expressly stated under this agreement to be for the account of the Issuer).

         SECTION 4.13. RETENTION AND TERMINATION OF SERVICER. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on September 30, 2001 which term shall be extendible by the Note Insurer for successive quarterly terms ending on each successive December 31, March 31, June 30 and September 30 (or, pursuant to revocable written standing instructions from time to time to the Servicer and the Trust Collateral Agent, for any specified number of terms greater than one), until the termination of the Issuer. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Note Insurer to the Trust Collateral Agent and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the date hereof and for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as a Note Insurer Default shall have occurred and be continuing, the Trust Collateral Agent agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Trust Collateral Agent shall not have received any Servicer Extension Notice from the Note Insurer, the Trust Collateral Agent will, within five days thereafter, give written notice of such non-receipt to the Note Insurer, the Back-up Servicer (or any alternate successor servicer appointed by the Note Insurer pursuant to Section 8.5) and the Servicer and the Servicer's terms shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

         SECTION 4.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent, the Back-up Servicer, the Transferor, the Issuer and the Note Insurer reasonable access to documentation and computer systems and information regarding the Receivables and shall provide such access to Noteholders in such cases where the Noteholders are required by applicable law or regulation to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 4.14 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 4.14 as a result of such obligation shall not constitute a breach of this Section 4.14.

         SECTION 4.15. VERIFICATION OF SERVICER'S CERTIFICATE.

     (a) On or before the fifth Business Day of each month, the Servicer will deliver to the Trust Collateral Agent and the Back-up Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trust Collateral Agent and the Back-up Servicer containing such information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period as is necessary for preparation of the Servicer's Certificate. The Back-up Servicer shall use such computer diskette (or other electronic transmission) to verify the information specified in Section 4.15(b)(iii) contained in the Servicer's Certificate delivered by the Servicer, and the Back-up Servicer shall certify to the Note Insurer that it has verified the Servicer's Certificate in accordance with this Section 4.15 and shall notify the Servicer, the Note Insurer and the Trust Collateral Agent of any discrepancies, in each case, on or before the related Deficiency Claim Date. In the event that the Back-up Servicer reports any discrepancies, the Servicer and the Back-up Servicer shall attempt to reconcile such discrepancies prior to the related Deficiency Claim Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and payments with respect to the related Payment Date. In the event that the Back-up Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Payment Date, (i) the Back-up Servicer will notify the Note Insurer and the Trust Collateral Agent, and (ii) the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, the Servicer shall, if so requested by the Note Insurer (unless a Note Insurer Default shall have occurred and be continuing) deliver to the Back-up Servicer (i) within five (5) Business Days of demand therefor a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables and (ii) within fifteen (15) Business Days of demand therefor a copy of such other information as is reasonably requested by the Note Insurer for the purpose of reconciling such discrepancies. Other than the duties specifically set forth in this


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


Agreement, the Back-up Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer.

     (b) The Back-up Servicer shall review each Servicer's Certificate delivered pursuant to Section 4.15(a) and shall, based upon the information provided from the Servicer under Section 4.15(a):

         (i) confirm that such Servicer's Certificate is complete on its face;

         (ii) load the computer diskette (which shall be in a format acceptable to the Back-up Servicer) received from the Servicer pursuant to Section 4.15(a) hereof, confirm that such computer diskette is in a readable form and calculate the Principal Balance of each Receivable based on the Principal Balance of such Receivable as of the preceding Payment Date (as set forth in such Servicer's Certificate) and the current principal payment for such Receivable (as set forth in such Servicer's Certificate) and compare such calculation to that set forth in the Servicer's Certificate (and give notice of any discrepancy to the Note Insurer); and

         (iii) recalculate the Available Funds, the Payment Amount, the Principal Payment Amount, the Class A-1 Interest Payment Amount, the Class A-2 Interest Payment Amount, the Class A-3 Interest Payment Amount, the Class A-4 Interest Payment Amount, the Back-up Servicer Fee, the Servicing Fee, the Indenture Trustee Fee, the Custodian Fee, the amount on deposit in the Spread Account and the Premium in the Servicer's Certificate based solely on the balances and calculations specifically set forth in the Servicer's Certificate, compare such calculations to those set forth in the Servicer's Certificate. To the extent of any discrepancy, the Back-up Servicer shall give notice thereof to the Note Insurer. The Back-up Servicer's obligation shall be limited to the mathematical recalculation of the amounts set forth in this Section 4.15(b)(iii) based on the Servicer's Certificate.

         SECTION 4.16. FIDELITY BOND. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 4.17. DELEGATION OF DUTIES. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Party; PROVIDED, HOWEVER, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. In the event the Servicer shall for any reason no longer be the servicer of the Receivables (including by reason of a Servicer Termination Event), the Back-up Servicer, its designee or any successor Servicer shall assume all of the rights and obligations of the predecessor Servicer under one or more subservicing agreements that may have been entered into by the predecessor Servicer by giving notice of such assumption to the related subservicer or subservicers within ten (10) Business Days of the termination of the Servicer as servicer of the Receivables; PROVIDED, HOWEVER, that the Back-up Servicer may elect to terminate a subservicing agreement with the prior written consent of the Note Insurer, so long as no Note Insurer Default is then continuing. If the Back-up Servicer does not elect to assume any subservicing agreement, any and all costs of termination shall be at the predecessor Servicer's expense. Upon the giving of such notice, the Back-up Servicer, its designee or the successor Servicer shall be deemed to have assumed all of the predecessor Servicer's interest therein and to have replaced the predecessor Servicer as a party to the subservicing agreement to the same extent as if the subservicing agreement had been assigned to the assuming party except that the predecessor Servicer and the subservicer, if any, shall not thereby be relieved of any liability or obligations accrued up to the date of the replacement of the Servicer under the subservicing agreement and the subservicer, if any, shall not be relieved of any liability or obligation to the predecessor Servicer that survives the assignment or termination of the subservicing agreement. The Back-up Servicer shall notify each Rating Agency and the Note Insurer if any subservicing agreement is assumed by the Back-up Servicer, its designee or the successor Servicer. The predecessor Servicer shall, upon request of the Trust Collateral Agent, the Back-up Servicer or any successor Servicer, but at the expense of the predecessor Servicer, deliver to the assuming party all documents and records relating to the subservicing agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

         SECTION 4.18. DELIVERY OF BACK-UP TAPES OF BACK-UP SERVICER.

     (a) In addition to the information to be delivered by the Servicer to the Back-up Servicer on or before the fifth Business Day of each month pursuant to
Section 4.15(a), the Servicer shall deliver to the Back-up Servicer, or its designated agent, a computer diskette (or other electronic transmission), in a format acceptable to the Back-up Servicer or its designated agent, as the case may be, with the loan master file and history information in the form attached hereto as Exhibit B-2 on or prior to the Closing Date in the case of the Initial Receivables, and on or prior to the related Subsequent Transfer Date in the case of Subsequent Receivables, which loan master file and history information shall be sufficiently detailed to enable the Back-up Servicer to maintain records sufficient to assume the role of successor Servicer pursuant to this Agreement.

     (b) In addition to the information required to be delivered by the Servicer to the Back-up Servicer or its designated agent on or before the fifth Business Day of each month pursuant to Section 4.15(a) and on or prior to the Closing Date and each Subsequent Transfer Date pursuant to Section 4.18(a), the Servicer shall deliver the loan master file and history information to the Back-up Servicer or its designated agent on the Determination Date occurring in December 2001 (with respect to the period from and including the Initial Cutoff Date to the last day of the related Collection Period) and on the Determination Date occurring every six months thereafter in the form attached hereto as Exhibit B-2 in writing and on a computer diskette (or other electronic transmission) in a format acceptable to the Back-up Servicer or its designated agent, as the case may be, and as at such other times as may be requested by the Note Insurer or the Back-up Servicer upon prior written notice to the Servicer, provided that the Back-up Servicer shall deliver a copy of any such notice by the Back-up Servicer to the Note Insurer simultaneously with its delivery of such notice to the Servicer.

         SECTION 4.19. CONFIDENTIAL INFORMATION.(a) The Back-up Servicer, each subservicer and any successor Servicer shall hold in confidence all Confidential Information in accordance with the Federal Financial Privacy Law and, to the extent more exacting, its then customary procedures; PROVIDED that nothing herein shall prevent the Back-up Servicer, any subservicer or any successor Servicer from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants to the extent necessary to carry on the Back-up Servicer's, such subservicer's or such successor Servicer's business, as applicable, in the ordinary course, (ii) any Noteholder or the Note Insurer to the extent that such Noteholder or the Note Insurer is entitled to such information under this Agreement or any other Basic Document, but not otherwise, (iii) any governmental authority which specifically requests (or as to which applicable regulations require) such information, (iv) any nationally recognized rating agency in connection with the rating of the Notes by such agency, or (v) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which the Back-up Servicer, such subservicer or such successor Servicer, as applicable, is a party, (d) in order to enforce the rights of the Noteholders, the Certificateholder and the Note Insurer hereunder or under any other Basic Document, or (e) otherwise, in accordance with the Federal Financial Privacy Law; PROVIDED, that, prior to any such disclosure, the Back-up Servicer, such subservicer or such successor Servicer, as applicable, shall inform each such party (other than any Noteholder, the Note Insurer or any other party to the Basic Documents) that receives Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

                                   ARTICLE V
                               ACCOUNTS; PAYMENTS;
                            STATEMENTS TO NOTEHOLDERS

         SECTION 5.1. ACCOUNTS; LOCK-BOX ACCOUNT.

     (a) The Servicer has established the Lock-Box Account as three Eligible Accounts, one established with Chase Manhattan entitled "Long Beach Acceptance Corp., Chase Manhattan, Agent Account--Auto Loan Programs," account number 00100916395, one established with Bank of America National Trust and Savings Association entitled "Long Beach Acceptance Corp., Chase Manhattan, Agent Account--Auto Loan Programs," account number 1457202900, and one established with Chase Manhattan entitled "Long Beach Acceptance Corp., Chase Manhattan, Agent Account -- Auto Loan Programs," account number 507944194; PROVIDED, that the Servicer, with the prior written consent of the Note Insurer, may from time to time (a) establish additional or substitute Lock-Box Accounts, each of which shall be an Eligible Account, and (b) close or terminate the use of any of the aforementioned accounts or any subsequently established accounts, each of which accounts, at such time, shall no longer be deemed to be a Lock-Box Account; PROVIDED, FURTHER, that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other person, save the Trust Collateral Agent or the Servicer, has authority to direct disposition of funds related to the Receivables on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trust Collateral Agent shall have no liability or responsibility with respect to the Lock-Box Processor's or the Servicer's directions or activities as set forth in the preceding sentence. The Lock-Box Account shall be established pursuant to and maintained in accordance with the Lock-Box Agreement and shall be a demand deposit account which shall at all times be an Eligible Account, initially established and maintained with Chase Manhattan or, at the request of the Note Insurer, an Eligible Account satisfying clause (i) of the definition thereof. The Servicer has established and shall maintain the Lock-Box at a United States Post Office Branch. Notwithstanding the Lock-Box Agreement or any of the provisions of this Agreement relating to the Lock-Box and the Lock-Box Agreement, the Servicer shall remain obligated and liable to the Trust Collateral Agent and the Noteholders for servicing and administering the Receivables and the other Trust Assets in accordance with provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

         In the event the Servicer shall for any reason no longer be acting as such, the Lock-Box Agreement shall terminate in accordance with its terms and funds on deposit in the Lock-Box Account shall be distributed by Chase Manhattan, as agent for the beneficial owners of funds in the Lock-Box Account at such time (including the Issuer), and Chase Manhattan shall deposit any such funds relating to the Receivables to such other account as shall be identified by the Back-up Servicer or successor Servicer for deposit therein; PROVIDED, HOWEVER, that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held in the Lock-Box Account or held by the Lock-Box Processor in respect of the Receivables and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Lock-Box Account fails at any time to qualify as an Eligible Account, the Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the Controlling Party to the Trust Collateral Agent or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) on deposit in the Lock Box Account or held by the Lock-Box Processor in respect of the Receivables (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock-box arrangements, and the Servicer shall promptly notify the Obligors to make payments to any new Lock-Box.

     (b) In addition to the Lock-Box Account, the Trust Collateral Agent shall establish, with itself, the Collection Account and the Note Account in the name of the Issuer for the benefit of the Noteholders and the Note Insurer, the Pre-Funding Account in the name of the Issuer for the benefit of the Noteholders and the Note Insurer, the Capitalized Interest Account in the name of the Issuer for the benefit of the Noteholders and the Note Insurer, and the Policy Payments Account in the name of the Issuer for the benefit of the Noteholders. The Collection Account, the Note Account, the Pre-Funding Account, the Capitalized Interest Account and the Policy Payments Account shall be Eligible Accounts initially established with the Trust Collateral Agent; PROVIDED, HOWEVER, if any of such accounts shall cease to be an Eligible Account, the Servicer, with the consent of the Note Insurer (so long as no Note Insurer Default has occurred and is continuing), within five (5) Business Days shall, cause such accounts to be moved to an institution so that such account meets the definition of Eligible Account. The Servicer shall promptly notify the Rating Agencies and the Transferor of any change in the location of any of the aforementioned accounts.

         All amounts held in the Collection Account, the Pre-Funding Account, and the Capitalized Interest Account shall be invested by the Trust Collateral Agent at the written direction of the Transferor in Eligible Investments in the name of the Trust Collateral Agent on behalf of the Issuer and shall mature no later than one Business Day immediately preceding the Payment Date next succeeding the date of such investment. In no event shall the Trust Collateral Agent be liable for any insufficiency in the Collection Account resulting from any investment loss in any Eligible Account. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in the Note Account and the Policy Payments Account shall not be invested. The amount of earnings on investments of funds in the Collection Account during the Collection Period related to each Payment Date shall be deposited into the Note Account on each Payment Date, and shall be available for payment pursuant to Section 5.6(c). The amount of earnings on investments of funds in the Pre-Funding Account during the Collection Period related to each Payment Date shall be deposited in the Note Account on each Payment Date in an amount not to exceed the Pre-Funding Interest Amount, and such amount shall be available for distribution pursuant to Section 5.6(c), and any remaining investment earnings on the funds in the Pre-Funding Account shall remain on deposit in the Pre-Funding Account and shall be distributed by the Trust Collateral Agent to the Transferor on the Final Funding Period Payment Date to the extent not otherwise paid to Noteholders as a component of the Pre-Funding Interest Amount on such Payment Date. The amount of earnings on investments of funds in the Capitalized Interest Account during each Collection Period shall be deposited into the Capitalized Interest Account on the Payment Date relating to such Collection Period prior to making any transfer from the Capitalized Interest Account to the Note Account pursuant to Section 5.6(a)(iii). For purposes of this paragraph, the Trust Collateral Agent will take delivery of the Eligible Investments in accordance with Schedule C.

     (c) The Trust Collateral Agent, pursuant to the Servicer's written instruction, shall on or prior to each Payment Date (and prior to the transfer from the Collection Account to the Note Account described in Section 5.6(a)(i)) transfer from the Collection Account to the Servicer, as additional servicing compensation, the amount, if any, required to be paid to the Servicer pursuant to Section 5.12.

         SECTION 5.2. COLLECTIONS. The Servicer shall use reasonable efforts to cause the Lock-Box Processor to transfer any payments in respect of the Receivables from or on behalf of Obligors received in the Lock-Box to the Lock-Box Account on the Business Day on which such payments are received, pursuant to the Lock-Box Agreement. Within two Business Days of receipt of such funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer available funds related to the Receivables from the Lock-Box Account to the Collection Account, and if such funds are not available funds, as soon thereafter as they clear (i.e., become available for withdrawal from the Lock-Box Account). In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the


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


Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the second Business Day following receipt into the Lock-Box Account or the Collection Account.

         SECTION 5.3. APPLICATION OF COLLECTIONS. All collections for each Collection Period shall be applied by the Servicer as follows:

         With respect to each Receivable (other than a Purchased Receivable), payments actually received from or on behalf of the Obligor shall be applied hereunder, first, to interest and principal in accordance with the Simple Interest Method to the extent necessary to bring such Receivable current, second, in connection with the redemption of a defaulted Receivable, to reimburse the Servicer for reasonable and customary out-of-pocket expenses incurred by the Servicer in connection with such Receivable, third, to late fees and fourth, to principal in accordance with the Simple Interest Method. Notwithstanding anything herein to the contrary, no amount applied as interest accrued on any Precomputed Receivable for any single Collection Period will exceed 30 days' interest accrued thereon assuming a 360-day year of twelve 30-day months.

         SECTION 5.4. INTENTIONALLY OMITTED.

         SECTION 5.5. ADDITIONAL DEPOSITS. The following additional deposits shall be made in immediately available funds on the dates indicated: (i) on the Business Day immediately preceding each Determination Date, the Servicer or LBAC, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables, (ii) on the Business Day immediately preceding each Determination Date, the Trust Collateral Agent shall deposit in the Collection Account all amounts to be paid under Section 11.1, (iii) on the Determination Date immediately succeeding the date on which the Funding Period ends (or on the Determination Date on which the Funding Period ends, if the Funding Period ends on a Determination Date), the Trust Collateral Agent shall transfer the remaining Pre-Funded Amount on deposit in the Pre-Funding Account to the Note Account pursuant to Section 5.13(c) and (iv) on or before each Draw Date, the Trust Collateral Agent shall transfer to the Collection Account any amounts transferred to the Trust Collateral Agent by the Collateral Agent from the Spread Account.

         SECTION 5.6. PAYMENTS; POLICY CLAIMS.

     (a) The Trust Collateral Agent (based solely on the information set forth in the Servicer's Certificate for the related Payment Date upon which the Trust Collateral Agent may conclusively rely) shall transfer:

         (i) on each Payment Date, from the Collection Account to the Note Account, in immediately available funds, an amount equal to the excess of the sum of (a) all funds that were deposited in the Collection Account, plus (b) earnings on investments of funds in the Collection Account pursuant to Section 5.1(b), for the related Collection Period over all funds transferred from the Collection Account with respect to such Collection Period pursuant to Section 5.1(c);

         (ii) on each Payment Date during the Funding Period and on the Final Funding Period Payment Date, from the Pre-Funding Account to the Note Account, in immediately available funds, earnings on investments of funds in the Pre-Funding Account for the related Collection Period pursuant to
     Section 5.1(b);

         (iii) on each Payment Date occurring in July, August and September 2001, from the Capitalized Interest Account to the Note Account, an amount equal to the Negative Carry Amount for the related Collection Period, if any; and

         (iv) on each Payment Date occurring in July and August 2001, from the Capitalized Interest Account to the Transferor, an amount equal to the excess, if any, of (x) the amount remaining on deposit in the Capitalized Interest Account after giving effect to the withdrawal, if any, on such Payment Date pursuant to Section 5.6(a)(iii) above, over (y) the Capitalized Interest Requirement for such Payment Date.

     (b) Prior to each Payment Date, the Servicer shall on the related Determination Date calculate the Available Funds, the Principal Payment Amount, the Class A-1 Payment Amount, the Class A-1 Interest Payment Amount, the Class A-2 Payment Amount, the Class A-2 Interest Payment Amount, the Class A-3 Payment Amount, the Class A-3 Interest Payment Amount, the Class A-4 Payment Amount, the Class A-4 Interest Payment Amount, the Monthly Dealer Participation Fee Payment Amount, the amount, if any, required to be withdrawn from the Collection Account and paid to the Servicer as additional servicing compensation or contributed to the Spread Account on behalf of the Servicer, in each case pursuant to Section
5.12 and, based on the Available Funds and the other amounts available for payment on such Payment Date, determine the amount payable to the Noteholders.

     (c) On each Payment Date, the Trust Collateral Agent shall (x) distribute all amounts delivered by the Note Insurer to the Trust Collateral Agent for deposit into the Collection Account pursuant to Section 5.9 for payment in the amounts and priority as directed by the Note Insurer, and (y) (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9 upon which the Trust Collateral Agent may conclusively rely) subject to subsection (e) hereof, make the following payments from the Available Funds withdrawn from the Note Account and from the other sources described below in the following order of priority:

         (i) FIRST, to LBAC, from the Available Funds, the Monthly Dealer Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, and SECOND, to the Servicer, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to subclause FIRST of this clause (i)), the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, if the Available Funds are insufficient to pay such Servicing Fee and such unpaid Servicing Fees from prior Collection Periods, the Servicer will receive such deficiency from the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent such Deficiency Claim Amount is received by the Trust Collateral Agent from the Collateral Agent;

         (ii) to the Indenture Trustee, the Custodian and the Back-up Servicer from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clause (i) above), the Indenture Trustee Fee, the Custodian Fee and the Back-up Servicer Fee, respectively, and all unpaid Indenture Trustee Fees, Custodian Fees and Back-up Servicer Fees from prior Collection Periods and, if the Available Funds are insufficient to pay such amounts, the Indenture Trustee, the Custodian and the Back-up Servicer will receive such deficiency from the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent such Deficiency Claim Amount is received by the Trust Collateral Agent from the Collateral Agent, after application thereof pursuant to clause (i) above;

         (iii) to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, PRO RATA based on the
     Note Interest due on each such class of Notes, from the Available Funds
     (as such Available Funds have been reduced by payments made pursuant to clauses (i) and (ii) above), an amount equal to the Class A-1 Note Interest, Class A-2 Note Interest, the Class A-3 Note Interest and the Class A-4 Note Interest, respectively, with respect to such Payment Date (plus (without duplication) interest on any outstanding Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall or Class A-4 Interest Carryover Shortfall, if any, to the extent permitted by applicable law, at the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate or the Class A-4 Note Rate, as applicable, for the related Accrual Period (calculated (i) with respect to the Class A-1 Notes, on the basis of the actual number of days elapsed during such Accrual Period based on a 360 day year and (ii) with respect to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, on the basis of a 360-day year consisting of twelve 30-day months)) and, if the Available Funds are insufficient to pay such amounts, the Noteholders will receive such deficiency from the following sources in the following order of priority: (A) from the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent such Deficiency Claim Amount is received by the Trust Collateral Agent from the Collateral Agent, after application thereof pursuant to clauses (i) and (ii) above and (B) from the Policy Claim Amount with respect to such Payment Date, if any, received by the Trust Collateral Agent from the Note Insurer;

         (iv) from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (iii) above), and, if such Payment Date is the Final Funding Period Payment Date, from the Mandatory Special Redemption, if any, FIRST, to the Class A-1 Noteholders, until the Class A-1 Note Balance has been reduced to zero, an amount equal to the sum of the Principal Payment Amount with respect to such Payment Date and any Principal Carryover Shortfall as of the close of business on the preceding Payment Date, SECOND, to the Class A-2 Noteholders, after the Class A-1 Note Balance has been reduced to zero, an amount equal to the sum of the remaining Principal Payment Amount with respect to such Payment Date, if any, and the remaining Principal Carryover Shortfall, if any, as of the close of business on the preceding Payment Date, THIRD, to the Class A-3 Noteholders, after the Class A-1 Note Balance and the Class A-2 Note Balance have been reduced to zero, an amount equal to the sum of the remaining Principal Payment Amount, if any, with respect to such Payment Date and the remaining

     Principal Carryover Shortfall, if any, as of the close of business on the preceding Payment Date, and FOURTH, to the Class A-4 Noteholders, after the Class A-1 Note Balance, the Class A-2 Note Balance and the Class A-3 Note Balance have been reduced to zero, an amount equal to the sum of the remaining Principal Payment Amount, if any, with respect to such Payment Date and the remaining Principal Carryover Shortfall, if any, as of the close of business on the preceding Payment Date and, if the Available Funds are insufficient to pay such amounts, the Noteholders will receive such deficiency from the following sources in the following order of priority:
     (A) from the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, after application thereof pursuant to clauses
     (i) through (iii) above, plus (B) the remaining portion of the Policy Claim Amount with respect to such Payment Date, if any, after application thereof pursuant to clause (iii) above;

         (v) FIRST, to the Note Insurer, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (iv) above), an amount equal to the Reimbursement Obligations and, if the Available Funds are insufficient to pay such Reimbursement Obligations, the Note Insurer shall receive such deficiency from the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent, after application thereof pursuant to clauses
     (i) through (iv) above, SECOND, to the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer and the Custodian, as applicable, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (iv) above and subclause FIRST of this clause (v)), all reasonable out-of-pocket expenses of the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer and the Custodian (including reasonable counsel fees and expenses), including, without limitation, costs and expenses required to be paid by the Servicer to the Back-up Servicer under Section 9.2(a), to the extent not paid by the Servicer, and all unpaid reasonable out-of-pocket expenses of the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer and the Custodian (including reasonable counsel fees and expenses) from prior Collection Periods; PROVIDED, HOWEVER, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer and the Custodian pursuant to this subclause SECOND of clause (v) shall be limited to a combined aggregate amount of $50,000 per annum, and THIRD to the Back-up Servicer, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (iv) above and subclauses FIRST and SECOND of this clause (v)), in the event that the Back-up Servicer shall have assumed the obligations of Servicer pursuant to
     Section 9.2(a) and the Servicer fails to pay the Back-up Servicer for system conversion expenses as required by said section, an aggregate amount not to exceed $100,000 in payment of such system conversion expenses; and

         (vi) to the Collateral Agent, for deposit in the Spread Account, the remaining Available Funds (as such Available Funds have been reduced by payments pursuant to clauses (i) through (v) above ), if any, for application in accordance with provisions of the Spread Account Agreement.

     (d) In addition, on each Payment Date, after giving effect to the payments specified in clauses (i) through (vi) above, the Trust Collateral Agent shall (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9 upon which the Trust Collateral Agent may conclusively rely) shall pay to the Certificateholder the amount, if any, to be released to the Certificateholder pursuant to the terms of the Spread Account Agreement.

     (e) Each Noteholder, by its acceptance of its Note, will be deemed to have consented to the provisions of Sections 5.6(c) and 5.6(d) relating to the priority of payments, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Noteholder until such amounts have been distributed to such Noteholder pursuant to such provisions; PROVIDED, that the foregoing shall not restrict the right of any Noteholder, upon compliance with the provisions hereof from seeking to compel the performance of the provisions hereof by the parties hereto. Each Noteholder, by its acceptance of its Note, will be deemed to have further agreed that withdrawals of funds by the Collateral Agent from the Spread Account for application hereunder, shall be made in accordance with the provisions of the Spread Account Agreement.

     (f) In furtherance of and not in limitation of the foregoing, the Certificateholder by acceptance of the Certificate, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been distributed pursuant to
Section 5.6(d) above for payment to the Certificateholder. Notwithstanding the foregoing, in the event that it is ever determined that any property held in the Spread Account constitute a pledge of collateral, then the provisions of this Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Transferor and the Certificateholder hereby grant to the Collateral Agent and to the Trust Collateral Agent, respectively, a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03(b) of the Spread Account Agreement. In addition, the Certificateholder, by acceptance of its Certificate, hereby appoints the Transferor as its agent to pledge a first priority perfected security interest in the Spread Account, and any property held therein from time to time to the Collateral Agent for the benefit of the Trust Collateral Agent and the Note Insurer pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Note Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement).

     (g) Subject to Section 11.1 respecting the final payment upon retirement of each Note, the Servicer shall on each Payment Date instruct the Trust Collateral Agent to distribute to each Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Noteholder is the Clearing Agency or such Holder's Notes in the aggregate evidence an original Note Balance of at least $1,000,000, and if such Noteholder shall have provided to the Trust Collateral Agent appropriate instructions prior to the Record Date for such Payment Date, or (ii) by check mailed to such Noteholder at the address of such Holder appearing in the Note Register, such Holder's PRO RATA share (based on the outstanding Note Balance) of the Class A-1 Payment Amount, the Class A-2 Payment Amount, the Class A-3

Payment Amount or the Class A-4 Payment Amount, as applicable, to be paid to such Class of Notes in accordance with the Servicer's Certificate.

         SECTION 5.7. STATEMENTS TO NOTEHOLDERS; TAX RETURNS.

    (a) With each payment from the Note Account to the Noteholders made on a Payment Date, the Servicer shall provide to the Note Insurer, the Transferor, the Indenture Trustee, each Rating Agency and the Trust Collateral Agent (the Trust Collateral Agent to forward to each Noteholder of record) the Servicer's Certificate substantially in the form of Exhibit B-1 hereto, setting forth, among at least the following information as to the Notes, to the extent applicable:

         (i) the amount of the payment allocable to principal of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, respectively;

         (ii) the amount of the payment allocable to interest on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, respectively;

         (iii) the number of Receivables, the weighted average APR of the Receivables, the weighted average maturity of the Receivables, the Pool Balance, the Class A-1 Pool Factor, the Class A-2 Pool Factor, the Class A-3 Pool Factor and the Class A-4 Pool Factor as of the close of business on the last day of the preceding Collection Period;

         (iv) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance and the Class A-4 Note Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

         (v) the amount of the Monthly Dealer Participation Fee Payment Amount paid to LBAC, the amount of the Servicing Fee paid to the Servicer and the amount of the Back-up Servicer Fee paid to the Back-up Servicer with respect to the related Collection Period, the amount of any unpaid Servicing Fees and any unpaid Back-up Servicer Fees and the change in such amounts from the prior Payment Date;

         (vi) the amount of the Class A-1 Interest Carryover Shortfall, if applicable, the Class A-2 Interest Carryover Shortfall, if applicable, the Class A-3 Interest Carryover Shortfall, if applicable, the Class A-4 Interest Carryover Shortfall, if applicable, and the Principal Carryover Shortfall, if applicable, on such Payment Date and the change in such amounts from the prior Payment Date;

         (vii) the amount paid, if any, to the Noteholders under the Policy for such Payment Date;

         (viii) the amount paid to the Note Insurer on such Payment Date;

         (ix) the amount in the Spread Account;

         (x) the number of Receivables and the aggregate outstanding principal amount scheduled to be paid thereon, for which the related Obligors are delinquent in making Scheduled Receivable Payments between 30 and 59 days, 60 and 89 days, 90 and 119 days and 120 days or more (in each case calculated on the basis of a 360-day year consisting of twelve 30-day months), and the percentage of the aggregate principal amount which such delinquencies represent;

         (xi) the number and the aggregate Purchase Amount of Receivables repurchased by the Originator or purchased by the Servicer during the related Collection Period;

         (xii) the cumulative number and amount of Liquidated Receivables, the cumulative amount of any Liquidation Proceeds and Recoveries, since the Cutoff Date to the last day of the related Collection Period, the number and amount of Liquidated Receivables for the related Collection Period and the amount of Recoveries in the related Collection Period;

         (xiii) the Average Delinquency Ratio, the Cumulative Default Rate and the Cumulative Loss Rate (as such terms are defined in the Spread Account Agreement) for such Payment Date;

         (xiv) whether any Trigger Event has occurred as of such Determination Date;

         (xv) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as such term is defined in the Spread Account Agreement) or otherwise waived as of such Determination Date;

         (xvi) whether an Insurance Agreement Event of Default has occurred;

         (xvii) the number and amount of Cram Down Losses, the number and dollar amount of repossessions, the aging of repossession inventory and the dollar amount of Recoveries;

         (xviii) for Payment Dates during the Funding Period and on the Final Funding Period Payment Date, the amount withdrawn from the Pre-Funding Account to purchase Subsequent Receivables during the related Collection Period and the remaining Pre-Funded Amount on deposit in the Pre-Funding Account;

         (xix) for Payment Dates during the Funding Period and on the Final Funding Period Payment Date, the Negative Carry Amount in respect of the related Collection Period withdrawn from the Capitalized Interest Account, the amount in excess of the Capitalized Interest Requirement, if any, withdrawn from the Capitalized Interest Account and the amount remaining on deposit in the Capitalized Interest Account; and

         (xx) for the Final Funding Period Payment Date, the amount of the Pre-Funded Amount (if any) that has not been used to purchase Subsequent Receivables and is being distributed as a payment of principal to Noteholders.

           Each amount set forth pursuant to subclauses (i), (ii), (v) and (vi) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Note.

     (b) No later than January 31 of each calendar year, commencing January 31, 2002, the Servicer shall send to the Indenture Trustee and the Trust Collateral Agent, and the Trust Collateral Agent shall, provided it has received the necessary information from the Servicer, promptly thereafter furnish to each Person who at any time during the preceding calendar year was a Noteholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate of amounts reported pursuant to subclauses (i), (ii), (v) and (vi) of Section 5.7(a) for such preceding calendar year or applicable portion thereof during which such person was a Noteholder, and (b) such information as may be reasonably requested by the Noteholders or required by the Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trust Collateral Agent set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

     (c) The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the Issuer, and the Issuer shall execute and file such returns if requested to do so by the Servicer. The Trust Collateral Agent, upon request, will furnish the Servicer with all such information actually known to the Trust Collateral Agent as may be reasonably requested by the Servicer in connection with the preparation of all tax returns of the Issuer.

         SECTION 5.8. RELIANCE ON INFORMATION FROM THE SERVICER. Notwithstanding anything to the contrary contained in this Agreement, all payments from any of the accounts described in this Article V and any transfer of amounts between such accounts shall be made by the Trust Collateral Agent based on the information provided to the Trust Collateral Agent by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise (upon which the Trust Collateral Agent may conclusively rely).

         SECTION 5.9. OPTIONAL DEPOSITS BY THE NOTE INSURER. The Note Insurer shall at any time, and from time to time, with respect to a Payment Date, have the option to deliver amounts to the Trust Collateral Agent for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Issuer with respect to such Payment Date, (ii) to distribute as a component of the Principal Payment Amount to the extent that the Note Balance as of the Determination Date preceding such Payment Date exceeds the Pool Balance as of such Determination Date or (iii) to include such amount as part of the Payment Amount for such Payment Date to the extent that without such amount a draw would be required to be made on the Policy.

         SECTION 5.10. SPREAD ACCOUNT. The Transferor agrees, simultaneously with the execution and delivery of this Agreement, to execute and deliver the Spread Account Agreement and, pursuant to the terms thereof, to deposit the Initial Spread Account Deposit in the Spread Account on the Closing Date. In addition, on each Subsequent Transfer Date, pursuant to the terms of the Spread Account Agreement, the Transferor shall deposit the related Subsequent Spread Account Deposit in the Spread Account. Although the Transferor as Certificateholder, has pledged the Spread Account to the Collateral Agent, pursuant to the Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be a part of or otherwise includible in the Issuer or the Trust Assets.

         SECTION 5.11. WITHDRAWALS FROM SPREAD ACCOUNT.

     (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date are less than the sum of the amounts payable on the related Payment Date pursuant to clauses (i) through (iv) and subclause FIRST of clause (v) of Section 5.6(c) (such deficiency being a "Deficiency Claim Amount") then on the Deficiency Claim Date immediately preceding such Payment Date, the Trust Collateral Agent shall deliver to the Collateral Agent, the Note Insurer, the Fiscal Agent (as such term is defined in the Insurance Agreement), if any, the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Payment Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trust Collateral Agent for deposit in the Collection Account.

         Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the related Deficiency Claim Date. The amounts distributed by the Collateral Agent to the Trust Collateral Agent pursuant to a Deficiency Notice shall be deposited by the Trust Collateral Agent into the Collection Account pursuant to Section 5.5.

         SECTION 5.12. SIMPLE INTEREST. On each Determination Date, the Servicer shall determine the amount, if any, of any Simple Interest Shortfall or Simple Interest Excess for the related Collection Period. If the Servicer determines that there is a Simple Interest Shortfall for such related Collection Period, the Servicer shall make an advance (a "Simple Interest Advance") in the amount of such Simple Interest Shortfall and deposit such Simple Interest Advance into the Collection Account on or before the Business Day immediately preceding the next succeeding Payment Date. If, however, the Servicer determines that there is a Simple Interest Excess for such Collection Period, the Trust Collateral Agent shall withdraw the amount of such Simple Interest Excess from the Collection Account on the next Payment Date and pay the amount of such Simple Interest Excess to the Servicer as additional servicing compensation. Notwithstanding the immediately preceding sentence, to the extent that the aggregate amount of Simple Interest Advances made by the Servicer with respect to all prior Collection Periods does not exceed the aggregate amount of all Simple Interest Excesses with respect to such prior Collection Periods, such excess shall be deposited pursuant to Section 5.6(b) into the Spread Account and shall be treated as a contribution to the Spread Account by the Servicer for the benefit of the Certificateholder for federal income tax purposes. All references in this
Section 5.12 to the Servicer shall be deemed to refer to the Servicer only so long as LBAC is acting in such capacity hereunder.

         SECTION 5.13. PRE-FUNDING ACCOUNT.

     (a) Pursuant to Section 5.1(b), the Trust Collateral Agent shall establish and maintain the Pre-Funding Account as an Eligible Account in the name of the Trust for the benefit of the Noteholders and the Note Insurer.

     (b) On the Closing Date, the Transferor will deposit in the Pre-Funding Account an amount equal to the Original Pre-Funded Amount from the proceeds of the sale of the Notes. On each Subsequent Transfer Date, the Servicer shall instruct the Trust Collateral Agent in writing to withdraw from the Pre-Funding Account an amount equal to the Principal Balance of the Subsequent Receivables (as of the related Subsequent Cutoff Date) conveyed to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Transferor upon satisfaction of the conditions set forth in this Agreement and in the related Transfer Agreement with respect to such transfer.

     (c) If (i) the Pre-Funded Amount has not been reduced to zero by the close of business on the Final Funding Period Payment Date or (ii) the Pre-Funded Amount has been reduced to $100,000 or less during the Funding Period, in either case after giving effect to any reductions in the Pre-Funded Amount on the Final Funding Period Payment Date pursuant to Section 5.13(b), the Servicer shall instruct the Trust Collateral Agent in writing to withdraw such remaining portion of the Pre-Funded Amount from the Pre-Funding Account and deposit it in the Note Account on such Payment Date to be applied as a partial redemption of the Notes, in addition to the payment of principal and interest that otherwise would be payable with respect to such Notes on such Payment Date.

         SECTION 5.14. CAPITALIZED INTEREST ACCOUNT.

     (a) Pursuant to Section 5.1(b), the Capitalized Interest Account shall be an Eligible Account established and maintained by the Trust Collateral Agent in the name of the Trust for the benefit of the Noteholders and the Note Insurer. On the Closing Date, the Transferor will deposit in the Capitalized Interest Account an amount equal to $368,360.06 (such amount, the "Capitalized Interest Account Deposit").

     (b) On each Payment Date occurring during the Funding Period and on the Final Funding Period Payment Date, the amounts on deposit in the Capitalized Interest Account shall be available for deposit to the Note Account pursuant to
Section 5.6(a)(iii) for distribution as provided in Section 5.6(c). On each Payment Date occurring during the Funding Period, the amount on deposit in the Capitalized Interest Account in excess of the Capitalized Interest Requirement for such Payment Date shall be distributed to the Transferor. On the Final Funding Period Payment Date, any remaining amounts in the Capitalized Interest Account, after giving effect to the transfer specified in Section 5.6(a)(iii) on such Payment Date, will be paid directly to the Transferor. Upon any distribution to the Transferor of amounts on deposit in the Capitalized Interest Account in accordance with the two preceding sentences, the Noteholders and the Certificateholder will have no further rights in, or claims to, such amounts.

     (c) Amounts held in the Capitalized Interest Account shall be invested by the Trust Collateral Agent in Eligible Investments which shall mature no later than the Business Day immediately preceding the next Payment Date in accordance with written instructions from the Transferor and such investments shall not be sold or disposed of prior to their maturity.

         SECTION 5.15. SECURITIES ACCOUNTS. The Trust Collateral Agent acknowledges that any account held by it hereunder is a "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "NEW YORK UCC"), and that it shall be acting as a "securities intermediary" of the Indenture Trustee with respect to each such account held by it.

                                   ARTICLE VI
                                   THE POLICY

         SECTION 6.1. POLICY. The Originator agrees, simultaneously with the execution and delivery of this Agreement, to cause the Note Insurer to issue the Policy for the benefit of the Noteholders in accordance with the terms thereof.

         SECTION 6.2. CLAIMS UNDER POLICY.

     (a) In the event that the Trust Collateral Agent has delivered a Deficiency Notice with respect to any Determination Date, the Trust Collateral Agent shall determine on the related Draw Date whether the sum of (i) the amount of Available Funds with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, available to be distributed pursuant to the Spread Account Agreement by the Collateral Agent to the Trust Collateral Agent pursuant to a Deficiency Notice delivered with respect to such Payment Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Collateral Agent pursuant to Section 3.03(a) of the Spread Account Agreement) would be insufficient, after giving effect to the payments required by Section 5.6(c)(i) and (ii), to pay the Scheduled Payments for the related Payment Date, then in such event the Trust Collateral Agent shall furnish to the Note Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Scheduled Payments with respect to such Payment Date (the amount of any such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Note Insurer under the Policy shall be deposited by the Trust Collateral Agent into the Policy Payments Account and thereafter into the Note Account for payment to Noteholders on the related Payment Date (or promptly following payment on a later date as set forth in the Policy).

     (b) Any notice delivered by the Trust Collateral Agent to the Note Insurer pursuant to Section 6.2(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Note Insurer is required to pay to the Trust Collateral Agent the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the second Business Day (as defined in the Policy) following receipt on a Business Day (as defined in the Policy) of the Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Note Insurer under the Policy shall be applied solely to the payment of the Notes, and for no other purpose.

     (c) The Trust Collateral Agent shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Note Insurer and (ii) deposit the same in the Policy Payments Account for disbursement to the Noteholders as set forth in clauses (iii) and (iv) of Section 5.6(c). Any and all Policy Claim Amounts disbursed by the Trust Collateral Agent from claims made under the Policy shall not be considered payment by the Issuer or from the Spread Account with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Note Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the
Note Insurer, each Noteholder shall be deemed, without further action, to have directed the Trust Collateral Agent to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Note Insurer and the
Note Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 5.6(c) shall not be modified by this clause (c). To evidence such subrogation, the Note Registrar shall note the Note Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Interest Payment Amount or Principal Payment Amount.

     (d) The Trust Collateral Agent shall be entitled, but not obligated, to enforce on behalf of the Noteholders the obligations of the Note Insurer under the Policy. Notwithstanding any other provision of this Agreement, the Noteholders are not entitled to institute proceedings directly against the Note Insurer.

        SECTION 6.3. PREFERENCE CLAIMS; DIRECTION OF PROCEEDINGS.


     (a) In the event that the Trust Collateral Agent has received a certified copy of an order of the appropriate court that any Scheduled Payment paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trust Collateral Agent shall so notify the Note Insurer, shall comply with the provisions of the Policy to obtain payment by the
Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, comply with the provisions of the Policy to obtain payment by the Note Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Note Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trust Collateral Agent or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trust Collateral Agent for payment, in accordance with the instructions to be provided by the Note Insurer, to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

     (b) Each Notice of Claim shall provide that the Trust Collateral Agent, on its behalf and on behalf of the Noteholders, thereby appoints the Note Insurer as agent and attorney-in-fact for the Trust Collateral Agent and each Noteholder in any legal proceeding with respect to the

Notes. The Trust Collateral Agent shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trust Collateral Agent has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Notes. Each Holder of Notes, by its purchase of Notes, and the Trust Collateral Agent hereby agree that so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.2(c), the Note Insurer shall be subrogated to, and each Noteholder and the Trust Collateral Agent hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trust Collateral Agent and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 6.4. SURRENDER OF POLICY. The Trust Collateral Agent shall surrender the Policy to the Note Insurer for cancellation upon its expiration in accordance with the terms thereof.

                                  ARTICLE VII
                                 THE TRANSFEROR

         SECTION 7.1. REPRESENTATIONS OF THE TRANSFEROR. The Transferor makes the following representations on which the Note Insurer shall be deemed to have relied in executing and delivering the Policy and on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Indenture Trustee, the Owner Trustee, the Collateral Agent, Trust Collateral Agent and Back-up Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Initial Receivables, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Receivables, and shall survive the conveyance of the Receivables to the Issuer and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) ORGANIZATION AND GOOD STANDING. The Transferor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the other Basic Documents to which it is a party.

     (b) DUE QUALIFICATION. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions required for the performance of its obligations under this Agreement and the other Basic Documents to which it is a party other than where the failure to obtain such license or approval or qualification would not have a material adverse effect on the ability of the Transferor to perform such obligations or on any Receivable or on the interest therein of the Issuer, the Noteholders or the Note Insurer.

     (c) POWER AND AUTHORITY. The Transferor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Transferor has full corporate power and authority to sell and assign the property sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Transferor by all necessary corporate action.

     (d) VALID SALE; BINDING OBLIGATION. This Agreement effects a valid sale, transfer and assignment of the Initial Receivables and the other property conveyed to the Issuer pursuant to Section 2.1, and upon execution of the related Transfer Agreement and satisfaction of the conditions set forth in
Section 2.2(b) hereof and in such Transfer Agreement, this Agreement, and the related Transfer Agreement will effect a valid sale, transfer and assignment of the related Subsequent Receivables and the other related property to be conveyed to the Issuer pursuant to Section 2.2 and the related Subsequent Transfer Date, in each case, enforceable against creditors of and purchasers from the Transferor; and this Agreement and the other Basic Documents to which the Transferor is a party shall constitute legal, valid and binding obligations of the Transferor enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) NO VIOLATION. The execution, delivery and performance by the Transferor of this Agreement and the other Basic Documents to which the Transferor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Transferor, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents and the Credit and Security Agreement); nor violate any law, order, rule, or regulation applicable to the Transferor of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties.

     (f) NO PROCEEDINGS. Except for the Disclosed Cases, there are no proceedings or investigations pending, or to the Transferor's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Agreement or the other Basic Documents to which the Transferor is a party or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents to which the Transferor is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the

Transferor of its obligations under, or the validity or enforceability of, this Agreement or the other Basic Documents to which the Transferor is a party or the Notes, (D) relating to the Transferor and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Notes or (E) that could have a material adverse effect on the Receivables.

     (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Transferor for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents to which the Transferor is a party, except such as have been duly made or obtained or where the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of the Transferor to perform its obligation under the Basic Documents to which it is a party and would not have a material adverse effect on any Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer.

     (h) CHIEF EXECUTIVE OFFICE. The Transferor hereby represents and warrants to the Trust Collateral Agent that the Transferor's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement, has been, located at One Mack Centre Drive, Paramus, New Jersey 07652.

     (i) TRANSFEROR'S INTENTION. The Initial Receivables and other Transferred Property are being transferred, and the Subsequent Receivables and other Subsequent Transferred Property will be transferred, with the intention of removing them from the Transferor's estate pursuant to Section 541 of the United States Bankruptcy Code, as the same may be amended from time to time.

         SECTION 7.2. LIABILITY OF THE TRANSFEROR. The Transferor shall be liable only to the extent of the obligations specifically undertaken by the Transferor under this Agreement and the representations made by the Transferor in this Agreement.

         SECTION 7.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE TRANSFEROR. Any Person (a) into which the Transferor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Transferor shall be a party or (c) which may succeed to the properties and assets of the Transferor substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Transferor under this Agreement, shall be the successor to the Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; PROVIDED, HOWEVER, as a condition to the consummation of any of the transactions referred to in clauses
(a), (b) or (c) above, (i) immediately after giving effect to such transaction,
(x) no representation or warranty made pursuant to Section 7.1 would have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and (y) no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Transferor shall have delivered to the Note Insurer, the Indenture Trustee, the Trust Collateral Agent and the Issuer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption comply with this Section 7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Transferor shall have delivered to the Note Insurer, the Indenture Trustee, the Trust Collateral Agent and the Issuer an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest, (iv) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have happened and be continuing, (v) the organizational documents of the Person surviving or resulting from such transaction shall contain provisions similar to those of the Transferor's certificate of incorporation in respect of the issuance of debt, independent directors and bankruptcy remoteness and (vi) the Transferor shall have received confirmation from each Rating Agency that the then current rating of the Notes will not be downgraded as a result of such merger, consolidation or succession. A copy of such confirmation shall be provided to the Trust Collateral Agent. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clause (i), (ii), (iii) or (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 7.4. LIMITATION ON LIABILITY OF THE TRANSFEROR AND OTHERS. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 7.5. TRANSFEROR MAY OWN NOTES. The Transferor and any Person controlling, controlled by, or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Transferor or an affiliate thereof, except as otherwise provided in the definition of "Noteholder" set forth in Annex A hereto and as specified in Section 1.4. Notes so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Notes except as otherwise provided herein or by the definition of Noteholder.

                                  ARTICLE VIII
                                  THE SERVICER

         SECTION 8.1. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations on which the Note Insurer shall be deemed to have relied in executing and delivering the Policy and on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Indenture Trustee is deemed to have relied on in accepting the pledge of the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the applicable Subsequent Transfer Date, in the case of the Subsequent Receivables, and shall survive the conveyance of the Receivables to the Issuer and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (i) ORGANIZATION AND GOOD STANDING. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority, and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

         (ii) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement and the performance of its other obligations under this Agreement and the other Basic Documents to which it is a party) shall require such qualifications.

         (iii) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

         (iv) BINDING OBLIGATION. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered a proceeding in equity or at law.

         (v) NO VIOLATION. The execution, delivery and performance by the Servicer of this Agreement and the other Basic Documents to which the Servicer is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Servicer, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; or result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (vi) NO PROCEEDINGS. Except for the Disclosed Cases, there are no proceedings or investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the other Basic Documents to which the Servicer is a party, the Notes or the Certificate, (B) seeking to prevent the issuance of the Notes or the Certificate or the consummation of any of the transactions contemplated by this Agreement, the Notes, the Certificate, or the other Basic Documents to which the Servicer is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Notes, the Certificate or the other Basic Documents to which the Servicer is a party, (D) relating to the Servicer and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Notes or the Certificate or (E) that could have a material adverse effect on the Receivables.

         (vii) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Servicer for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party, except such as have been duly made or obtained.

         (viii) TAXES. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

         (ix) CHIEF EXECUTIVE OFFICE. The Servicer hereby represents and warrants to the Trust Collateral Agent that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement, has been, located at One Mack Centre Drive, Paramus, New Jersey 07652.

         SECTION 8.2. INDEMNITIES OF SERVICER.

     (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

         (i) The Servicer shall defend, indemnify and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, the Certificateholder, the Note Insurer, the Noteholders and the Transferor, and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of a Financed Vehicle.

         (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, the Note Insurer and the Transferor, and their respective officers, directors, agents and employees from and against any taxes (other than net income, gross receipts, franchise or other similar taxes) that may at any time be asserted against the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, the Note Insurer or the Transferor, with respect to the transactions contemplated herein, including, without limitation, any sales, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Custodian, the Back-up Servicer, the Transferor, the
     Note Insurer, the Issuer, the Certificateholder and the Noteholders, and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, the Transferor, the Note Insurer, the Issuer or the Noteholders, and their respective officers, directors, agents and employees through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

         (iv) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Transferor, the Issuer, the Custodian, the Note Insurer and their respective officers, directors, agents and employees from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein or in any other Basic Document to which it is a party, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (a) shall be due to the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Transferor, the Issuer, the Custodian or the Note Insurer, as applicable; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Transferor, the Issuer, the Custodian or the Note Insurer; or (c) shall arise from the Trust Collateral Agent's breach of any of its representations or warranties set forth in Section 10.12.

         (v) The Servicer shall indemnify the Owner Trustee and WTC (as defined in the Trust Agreement) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee, WTC or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate (as defined in the Trust Agreement), the administration of the Owner Trust

     Estate or the action or inaction of the Owner Trustee under the Trust Agreement, except only that the Servicer shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of
     Section 6.1 of the Trust Agreement. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of the Trust Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Transferor which approval shall not be unreasonably withheld.

         (vi) LBAC, as Servicer, shall defend, indemnify and hold harmless the Transferor, the Note Insurer, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Custodian, the Owner Trustee, the Issuer, the Certificateholder and the Noteholders against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from LBAC's, the Trust's, AMC's or LBARC's involvement in, or the effect on any Receivable as a result of, the Disclosed Cases.

         (vii) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Noteholder for any losses, claims, damages or liabilities incurred by any Noteholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of a Note by such Noteholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Issuer.

     (b) For purposes of this Section, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to Section 8.3) as Servicer pursuant to Section 9.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 9.2. The provisions of this Section 8.2(b) shall in no way affect the survival pursuant to Section 8.2(c) of the indemnification by the outgoing Servicer provided by Section 8.2(a).

     (c) Indemnification under this Section 8.2 shall survive the termination of this Agreement and any resignation or removal of LBAC as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 8.2 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

     (d) In no event shall the Servicer be liable under this Agreement to any Person for the acts or omissions of any successor Servicer, nor shall any successor Servicer be liable under this Agreement to any Person for any acts or omissions of a predecessor Servicer.

         SECTION 8.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER OR BACK-UP SERVICER.

     (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement and the other Basic Documents to which the Servicer is a party. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party,
(c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) or succeeding to the business of the Servicer shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation hereunder; PROVIDED, FURTHER, HOWEVER, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.1 hereof or made by the Servicer in the Purchase Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), no Servicer Termination Event or Insurance Agreement Event of Default, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event or Insurance Agreement Event of Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Indenture Trustee, the Trust Collateral Agent and the Note Insurer an Officer's Certificate and an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, the Trust Collateral Agent and the Note Insurer each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Indenture Trustee, the Trust Collateral Agent and the Note Insurer an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Receivables and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) nothing herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 8.3(a) to the Indenture Trustee, the Trust Collateral Agent, the Issuer, the Back-up Servicer, the Collateral Agent, the Note Insurer, the Noteholders and each Rating Agency. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) or (iii) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

     (b) Any Person (a) into which the Back-up Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Back-up Servicer shall be a party, (c) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole or (d) succeeding to the business of the Back-up Servicer, shall execute an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Back-up Servicer under this Agreement without further act on the part of any of the parties to this Agreement; PROVIDED,

HOWEVER, that nothing herein shall be deemed to release the Back-up Servicer from any obligation.

        SECTION 8.4. LIMITATION ON LIABILITY OF SERVICER AND OTHERS.

     (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, the Note Insurer, the Transferor or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 8.5. SERVICER AND BACK-UP SERVICER NOT TO RESIGN. Subject to the provisions of Section 8.3, neither the Servicer nor the Back-up Servicer may resign from the obligations and duties hereby imposed on it as Servicer or Back-up Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or Back-up Servicer, as the case may be, and the Note Insurer does not elect to waive the obligations of the Servicer or Back-up Servicer, as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer or Back-up Servicer, as the case may be, shall be communicated to the Transferor, the Indenture Trustee, the Trust Collateral Agent, the Issuer, the Note Insurer, and each Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination by the Servicer or Back-up Servicer, as the case may be, shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Transferor, the Indenture Trustee, the Trust Collateral Agent, the Issuer and the Note Insurer concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of LBAC in accordance with Section 9.2 and the Servicing Assumption Agreement, if applicable. No such resignation of the Back-up Servicer shall become effective until an entity acceptable to the Note Insurer shall have assumed the responsibilities and obligations of the Back-up Servicer; PROVIDED, HOWEVER, that if no such entity shall have assumed such responsibilities and obligations of the Back-up Servicer within 120 days of the resignation of the

Back-up Servicer, the Back-up Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Back-up Servicer.

                                   ARTICLE IX
                           SERVICER TERMINATION EVENTS

     SECTION 9.1. SERVICER TERMINATION EVENTS. If any one of the following events ("Servicer Termination Events") shall occur and be continuing:

         (i) Any failure by the Servicer or, for so long as LBAC is the Servicer, the Transferor, to deliver to the Trust Collateral Agent for payment to Noteholders or deposit in the Spread Account any proceeds or payment required to be so delivered under the terms of the Notes, the Purchase Agreement, any Transfer Agreement or this Agreement (including deposits of Purchase Amounts) that shall continue unremedied for a period of two Business Days after written notice is received by the Servicer from the Trust Collateral Agent or the Note Insurer or after discovery of such failure by the Servicer (but in no event later than the five Business Days after the Servicer is required to make such delivery or deposit); or

         (ii) The Servicer's Certificate required by Section 4.9 shall not have been delivered to the Trust Collateral Agent and the Note Insurer within one Business Day of the date such Servicer's Certificate is required to be delivered; or the statement required by Section 4.10 or the report required by Section 4.11 shall not have been delivered within five (5) days after the date such statement or report, as the case may be, is required to be delivered; or

         (iii) Failure on the part of the Servicer to observe its covenants and agreements set forth in Section 8.3 or, for so long as LBAC is the Servicer, failure on the part of the Transferor to observe its covenants and agreements set forth in Section 7.3; or

         (iv) Failure on the part of LBAC, the Servicer or, for so long as LBAC is the Servicer, the Transferor, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of LBAC, the Servicer or the Transferor (as the case may be) set forth in the Notes, the Purchase Agreement, any Transfer Agreement or in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (1) to LBAC, the Servicer or the Transferor (as the case may be), by the Note Insurer or the Trust Collateral Agent, or (2) to LBAC, the Servicer or the Transferor (as the case may be), and to the Trust Collateral Agent and the Note Insurer by the Noteholders evidencing not less than 25% of the Note Balance; or

         (v) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of LBAC or the Servicer (or, so long as LBAC is the Servicer, the Transferor, or any of the Servicer's other Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of LBAC, the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) or the commencement of an involuntary case under the federal or state bankruptcy, insolvency or similar laws, as now or hereafter in effect, or another present or future, federal or state bankruptcy, insolvency or similar law with respect to LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) and such case is not dismissed within 60 days; or

         (vi) The commencement by LBAC or the Servicer (or, so long as LBAC is the Servicer, the Transferor or any of the Servicer's other Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) or of any substantial part of its property or the making by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) of an assignment for the benefit of creditors or the failure by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) generally to pay its debts as such debts become due or the taking of corporate action by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) in furtherance of any of the foregoing; or


         (vii) Any representation, warranty or statement of LBAC or the Servicer or, for so long as LBAC is the Servicer, the Transferor, made in this Agreement and, with respect to LBAC and the Transferor, the Purchase Agreement, any Transfer Agreement or in each case any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in Section 3.2(b) of the Purchase Agreement or Section 4 of the Transfer Agreement), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Issuer and, within 30 days after written notice thereof shall have been given (1) to LBAC, the Servicer or the Transferor (as the case may be) by the Trust Collateral Agent or the Note Insurer or (2) to LBAC, the Servicer or the Transferor (as the case may be), and to the Trust Collateral Agent and the Note Insurer by the Noteholders evidencing not less than 25% of the Note Balance, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

         (viii) The occurrence of an Insurance Agreement Event of Default; or

         (ix) A claim is made under the Policy; or

         (x) So long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.13;

then, and in each and every case, so long as a Servicer Termination Event shall not have been remedied; PROVIDED, (i) no Note Insurer Default shall have occurred and be continuing, the Note Insurer in its sole and absolute discretion, or (ii) if a Note Insurer Default shall have occurred and be continuing, then either the Trust Collateral Agent or the Trust Collateral Agent acting at the direction of the Majorityholders, by notice then given in writing to the Servicer (and to the Trust Collateral Agent if given by the Note Insurer or by the Noteholders) or by the Note Insurer's failure to deliver a Servicer Extension Notice pursuant to Section 4.13, may terminate all of the rights and obligations of the Servicer under this Agreement. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Receivables or otherwise, shall without further action, pass to and be vested in
(i) the Back-up Servicer or (ii) such successor Servicer as may be appointed under Section 9.2; PROVIDED, HOWEVER, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party (including a Noteholder) based on any alleged action or inaction of the predecessor Servicer as Servicer; and, without limitation, the Trust Collateral Agent is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trust Collateral Agent in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Issuer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 9.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and in connection with system conversion costs, an aggregate amount not to exceed for such conversion costs of $100,000, and to the extent not so paid, such payment shall be made pursuant to
Section 5.6(c)(v) hereof. Upon receipt of notice of the occurrence of a Servicer Termination Event, the Trust Collateral Agent shall give notice thereof to the Rating Agencies, the Issuer and the Transferor. The predecessor Servicer shall grant the Transferor, the Trust Collateral Agent, the Back-up Servicer and the
Note Insurer reasonable access to the predecessor Servicer's premises, computer files, personnel, records and equipment at the predecessor Servicer's expense. If requested by the Note Insurer, the Back-up Servicer or successor Servicer shall terminate any arrangements relating to (i) the Lock-Box Account with the Lock-Box Bank, (ii) the Lock-Box or (iii) the Lock-Box Agreement, and direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly, or, through a Lock-Box Account with a Lock-Box Bank at the direction of the Note Insurer). The Trust Collateral Agent shall send copies of all notices given pursuant to this Section 9.1 to the Note Insurer so long as no Note Insurer Default shall have occurred and be continuing, and to the Noteholders if a Note Insurer Default shall have occurred and be continuing.

         SECTION 9.2. APPOINTMENT OF SUCCESSOR.


     (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 9.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trust Collateral Agent of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and
(y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, the Back-up Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement or, in the event that the Note Insurer shall have determined that a Person other than the Back-up Servicer shall be the successor Servicer in accordance with Section 9.2(c), on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. In the event of assumption of the duties of Servicer by the Back-up Servicer, the Back-up Servicer shall be entitled to be paid by the Servicer for the system conversion costs, an amount not to exceed $100,000. In the event that such amount shall not have been timely paid by the Servicer, such amount shall be paid under Section 5.6(c)(v) hereof; PROVIDED, HOWEVER, the payment of such amount pursuant to
Section 5.6(c)(v) shall not relieve the Servicer of any obligation or liability to pay such amount. Notwithstanding the Back-up Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of LBAC as Servicer under this Agreement arising on and after the Assumption Date, the Back-up Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of LBAC, the Transferor or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of LBAC, the Transferor or any predecessor Servicer arising on or before the Assumption Date under Sections 4.7 or 8.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of LBAC, the Transferor or any predecessor Servicer therefor arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if the Back-up Servicer shall be legally unable to act as Servicer or shall have delivered a notice of resignation pursuant to Section
8.5 hereof and a Note Insurer Default shall have occurred and be continuing, the Back-up Servicer, the Trust Collateral Agent or the Noteholders evidencing not less than 66-2/3% of the Note Balance may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Back-up Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 9.2, then the Note Insurer, in accordance with Section 9.2(c) shall appoint, or petition a court of competent jurisdiction to appoint a successor to the Servicer under this Agreement.

     (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

     (c) So long as no Note Insurer Default has occurred and is continuing, the
Note Insurer may exercise at any time its right to appoint as Back-up Servicer or as successor Servicer a Person other than the Person serving as Back-up Servicer at the time, and shall have no liability to the Trust Collateral Agent, the Issuer, LBAC, the Transferor, the Person then serving as Back-up Servicer, any Noteholder or any other person if it does so. Subject to Section 8.5, no provision of this Agreement shall be construed as relieving the Back-up Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.1 or resignation of the Servicer pursuant to
Section 8.5. If upon any such resignation or termination, the Note Insurer appoints a successor Servicer other than the Back-up Servicer, the Back-up Servicer shall not be relieved of its duties as Back-up Servicer hereunder.

         SECTION 9.3. NOTIFICATION TO NOTEHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trust Collateral Agent shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to each of the Rating Agencies.

         SECTION 9.4. ACTION UPON CERTAIN FAILURES OF THE SERVICER. In the event that a Responsible Officer of the Trust Collateral Agent shall have knowledge of any failure of the Servicer specified in Section 9.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trust Collateral Agent shall give notice thereof to the Transferor, the Servicer and the Note Insurer. For all purposes of this Agreement, the Trust Collateral Agent shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 9.1 unless notified thereof in writing by the Transferor, the Servicer, the Note Insurer or by a Noteholder. The Trust Collateral Agent shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 9.1.


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


                                   ARTICLE X
                  THE TRUST COLLATERAL AGENT AND THE CUSTODIAN

         SECTION 10.1. DUTIES OF THE TRUST COLLATERAL AGENT AND THE CUSTODIAN.


     (a) The Trust Collateral Agent and the Custodian, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default shall have occurred and shall not have been cured or waived, the Trust Collateral Agent and the Custodian may, and at the direction of the Note Insurer (or, if a Note Insurer Default shall have occurred and is continuing, the Majorityholders), shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

     (b) The Trust Collateral Agent and the Custodian, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Collateral Agent and the Custodian that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; PROVIDED, HOWEVER, that, neither the Trust Collateral Agent nor the Custodian shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Collateral Agent or the Custodian, as applicable, shall notify the Note Insurer and the Noteholders of such instrument in the event that the Trust Collateral Agent or the Custodian, after so requesting, does not receive a satisfactorily corrected instrument.

     (c) The Trust Collateral Agent shall take and maintain custody of the Schedule of Receivables included as Schedule A to this Agreement and shall retain copies of all Servicer's Certificates prepared hereunder.

     (d) No provision of this Agreement shall be construed to relieve the Trust Collateral Agent or the Custodian from liability for its own negligent action, its own negligent failure to act, or its own bad faith; PROVIDED, HOWEVER, that:

         (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trust Collateral Agent and the Custodian shall be determined solely by the express provisions of this Agreement, neither the Trust Collateral Agent nor the Custodian shall be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Collateral Agent or the Custodian and, in the absence of bad faith on the part of the Trust Collateral Agent or the Custodian, the Trust Collateral Agent and the Custodian, as applicable, may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trust Collateral Agent or the Custodian and conforming to the requirements of this Agreement;

         (ii) Neither the Trust Collateral Agent nor the Custodian shall be liable for an error of judgment made in good faith by a Responsible Officer or officer of the Custodian, respectively, unless it shall be proved that the Trust Collateral Agent or the Custodian, respectively shall have been negligent in ascertaining the pertinent facts;

         (iii) Neither the Trust Collateral Agent nor the Custodian shall be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the
     Note Insurer or, after a Note Insurer Default, the Noteholders evidencing not less than 25% of the Note Balance, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trust Collateral Agent or the Custodian, or exercising any trust or power conferred upon the Trust Collateral Agent or the Custodian, as applicable, under this Agreement;

         (iv) Neither the Trust Collateral Agent nor the Custodian shall be charged with knowledge of any Servicer Termination Event or Event of Default, unless a Responsible Officer assigned to the Trust Collateral Agent's Corporate Trust Office or an officer of the Custodian receives written notice of such Servicer Termination Event or Event of Default from the Servicer, the Transferor, the Note Insurer or, after a Note Insurer Default, the Noteholders evidencing not less than 25% of the Note Balance (such notice shall constitute actual knowledge of a Servicer Termination Event or Event of Default by the Trust Collateral Agent); and

         (v) Neither the Trust Collateral Agent nor the Custodian shall be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

     (e) The Trust Collateral Agent and the Custodian may, but shall not be required to, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it shall have been provided with indemnity against such risk or liability in form and substance satisfactory to the Trust Collateral Agent or Custodian, as applicable, and none of the provisions contained in this Agreement shall in any event require the Trust Collateral Agent or Custodian to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trust Collateral Agent, in its capacity as Back-up Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement.

     (f) Except for actions expressly authorized by this Agreement, neither the Trust Collateral Agent nor the Custodian shall take action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

     (g) All information obtained by the Trust Collateral Agent or the Custodian regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trust Collateral Agent or the Custodian, as applicable, in confidence and shall not be disclosed to any other Person, all in accordance with the Federal

Financial Privacy Law; PROVIDED that, nothing herein shall prevent the Trust Collateral Agent or Custodian from delivering copies of such information whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants to the extent necessary to carry on the Trust Collateral Agent's or the Custodian's business in the ordinary course, (ii) any Noteholder or the Note Insurer to the extent that such Noteholder or the Note Insurer is entitled to such information under this Agreement or any other Basic Document, but not otherwise, (iii) any governmental authority which specifically requests (or as to which applicable regulations require) such information, (iv) any nationally recognized rating agency in connection with the rating of the Notes by such agency, or (v) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which the Trust Collateral Agent or the Custodian is a party, (d) in order to enforce the rights of the Noteholders and the Note Insurer hereunder or under any other Basic Document, or (e) otherwise, in accordance with the Federal Financial Privacy Law; PROVIDED, that, prior to any such disclosure, the Trust Collateral Agent or the Custodian, as applicable, shall inform each such party (other than any Noteholder, the Note Insurer or any other party to the Basic Documents) that receives Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

     (h) Money held in trust by the Trust Collateral Agent or the Custodian need not be segregated from other funds except to the extent required by law or the terms of this Agreement or the Indenture.

     (i) Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trust Collateral Agent or the Custodian shall be subject to the provisions of this Section 10.1.

     (j) The Trust Collateral Agent and the Custodian each shall, and each hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

     (k) The Trust Collateral Agent shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust, solely for the use and benefit of the Noteholders.

     (l) Without limiting the generality of this Section 10.1, the Trust Collateral Agent and the Custodian each shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Pledged Property, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trust Collateral Agent or the Servicer pursuant to this Agreement or the Trust Agreement believed by the Trust Collateral Agent or the Custodian, as applicable, to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Transferor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.

     (m) In no event shall The Chase Manhattan Bank, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

     (n) Neither the Trust Collateral Agent nor the Custodian shall be required to give any bond or surety in respect of the powers granted to it under this Agreement.

         SECTION 10.2. TRUST COLLATERAL AGENT TO ACT FOR THE NOTEHOLDERS AND
NOTE INSURER. Prior to the payment in full of the Notes and the Reimbursement Obligations and the expiration of the term of the Policy, the Trust Collateral Agent shall act solely for the benefit of the Noteholders and the Note Insurer, as their interests may appear herein.

         SECTION 10.3. CERTAIN MATTERS AFFECTING THE TRUST COLLATERAL AGENT AND THE CUSTODIAN. Except as otherwise provided in the second paragraph of Section 10.1:

         (i) The Trust Collateral Agent and the Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (ii) The Trust Collateral Agent and the Custodian may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such written advice or Opinion of Counsel.

         (iii) Neither the Trust Collateral Agent nor the Custodian shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Noteholders or the Note Insurer pursuant to the provisions of this Agreement, unless such Noteholders or the Note Insurer shall have offered to the Trust Collateral Agent or the Custodian, as applicable, reasonable security or indemnity in form and substance reasonably satisfactory to the Trust Collateral Agent or the Custodian, as applicable, against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing contained in this Agreement, however, shall relieve the Trust Collateral Agent or the Custodian of the obligations, upon the occurrence of a Servicer Termination Event or Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this


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

     Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

         (iv) Neither the Trust Collateral Agent nor the Custodian shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document (other than for the duties of the Custodian pursuant to Section 3.4), unless requested in writing to do so by the Note Insurer (if no Note Insurer Default shall have occurred or be continuing), the Transferor or the Noteholders evidencing not less than 25% of the Note Balance; PROVIDED, HOWEVER, that, if the payment within a reasonable time to the Trust Collateral Agent or the Custodian of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trust Collateral Agent or the Custodian, not reasonably assured to the Trust Collateral Agent or the Custodian by the security afforded to it by the terms of this Agreement, the Trust Collateral Agent or the Custodian, as applicable, may require indemnity in form and substance satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trust Collateral Agent or the Custodian, shall be reimbursed by the Person making such request upon demand.

         (v) The Trust Collateral Agent and the Custodian may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys. Neither the Trust Collateral Agent nor the Custodian shall be responsible for any misconduct or negligence of any such agent appointed with due care by it hereunder, or of any agent of the Servicer in its capacity as Servicer or custodian or otherwise.

         (vi) Except as may be expressly required by Sections 3.4, subsequent to the sale of the Receivables by the Transferor to the Issuer, neither the Trust Collateral Agent nor the Custodian shall have any duty of independent inquiry, and the Trust Collateral Agent and the Custodian may rely upon the representations and warranties and covenants of the Transferor and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

         (vii) The Trust Collateral Agent and the Custodian may rely, as to factual matters relating to the Transferor or the Servicer, on an Officer's Certificate of the Transferor or Servicer, respectively.

         (viii) Neither the Trust Collateral Agent nor the Custodian shall be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this Agreement, or any such related document be deemed to impose a duty on the Trust Collateral Agent or the Custodian to take action, if the Trust Collateral Agent or the Custodian shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) law.


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         SECTION 10.4. TRUST COLLATERAL AGENT, BACK-UP SERVICER AND CUSTODIAN
NOT LIABLE FOR NOTES OR RECEIVABLES. The recitals contained herein shall be taken as the statements of the Issuer, the Transferor or the Servicer, as the case may be, and neither the Trust Collateral Agent, the Back-up Servicer nor the Custodian assumes any responsibility for the correctness thereof. Neither the Trust Collateral Agent, the Back-up Servicer nor the Custodian shall make any representations as to the validity or sufficiency of this Agreement or of the Notes, or of any Receivable or related document. Neither the Trust Collateral Agent, the Back-up Servicer nor the Custodian shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Issuer or its ability to generate the payments to be distributed to Noteholders under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by Section 3.4, the existence, contents and completeness of any Receivable or any Receivable Files or any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; except as required by Section 3.4, the performance or enforcement of any Receivable; the compliance by the Transferor or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trust Collateral Agent's, the Back-up Servicer's or Custodian's receipt of notice or other actual knowledge by a Responsible Officer of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Note Insurer or any loss resulting therefrom (it being understood that the Trust Collateral Agent, the Back-up Servicer and the Custodian shall each remain responsible for any Trust Assets that it may hold); the acts or omissions of the Issuer, the Transferor, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trust Collateral Agent or the Custodian; or any action by the Trust Collateral Agent or the Custodian taken at the instruction of the Servicer; PROVIDED, HOWEVER, that the foregoing shall not relieve either the Trust Collateral Agent, the Back-up Servicer or the Custodian of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trust Collateral Agent, the Back-up Servicer or the Custodian to perform its duties under this Agreement or based on the Trust Collateral Agent's, the Back-up Servicer's or the Custodian's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Notes, or any Receivable or assignment thereof against the Trust Collateral Agent, the Back-up Servicer or Custodian in their respective individual capacities, neither the Trust Collateral Agent, the Back-up Servicer nor the Custodian shall have any personal obligation, liability, or duty whatsoever to any Noteholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Issuer or any indemnitor who shall furnish indemnity as provided in this Agreement. Neither the Trust Collateral Agent, the Back-up Servicer nor the Custodian shall be accountable for the use or application by the Issuer of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Issuer hereby certifies to the Trust Collateral Agent, the Back-up Servicer and the Custodian that the Rating Agencies rating the Notes are Standard & Poor's and Moody's and that their addresses are as set forth in Section 13.5. The Trust Collateral Agent, the Back-up Servicer and the Custodian may rely on the accuracy of such certification until it receives from the Issuer an Officer's Certificate


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superseding such certification. All references above to the Back-up Servicer shall be deemed to refer to the Back-up Servicer only so long as it is acting in such capacity hereunder.

         SECTION 10.5. TRUST COLLATERAL AGENT, BACK-UP SERVICER AND CUSTODIAN MAY OWN NOTES. The Trust Collateral Agent, the Back-up Servicer and the Custodian in their respective individual or any other capacities may become the owner or pledgee of Notes and may deal with the Transferor and the Servicer in banking transactions with the same rights as it would have if it were not Trust Collateral Agent, Back-up Servicer or Custodian, as applicable.

         SECTION 10.6. INDEMNITY OF TRUST COLLATERAL AGENT, BACK-UP SERVICER AND CUSTODIAN. The Servicer shall indemnify the Trust Collateral Agent, the Back-up Servicer, the Custodian and each officer, director and employee of the Trust Collateral Agent, the Back-up Servicer and the Custodian for, and hold each such Person harmless against, any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on its part, arising out of or in connection with the acceptance or administration of this Agreement, the performance of duties as Custodian of the Legal Files including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. The provisions of this Section 10.6 shall survive the termination of this Agreement or any resignation or removal of LBAC as Servicer.

         SECTION 10.7. ELIGIBILITY REQUIREMENTS FOR TRUST COLLATERAL AGENT AND THE CUSTODIAN. The Trust Collateral Agent and the Custodian under this Agreement shall at all times be organized and doing business under the laws of the United States of America, with respect to the Trust Collateral Agent or the laws of the State of New York, with respect to the Custodian; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities satisfactory to the Note Insurer; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trust Collateral Agent or the Custodian shall cease to be eligible in accordance with the provisions of this Section 10.7, the Trust Collateral Agent or the Custodian shall resign immediately in the manner and with the effect specified in Section 10.8.

         SECTION 10.8. RESIGNATION OR REMOVAL OF TRUST COLLATERAL AGENT OR CUSTODIAN.

     (a) The Trust Collateral Agent and the Custodian may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. To the extent that the Trust Collateral Agent and the Custodian resign hereunder, the Indenture Trustee shall also resign under the Indenture and the Collateral Agent shall resign under the Spread Account Agreement. Upon receiving such notice of resignation, with the prior written consent of the Note Insurer (or, if a Note Insurer Default shall have occurred or is continuing, the Noteholders evidencing not less than 25% of the Note Balance), the Servicer shall promptly appoint a successor Trust Collateral Agent or Custodian, as applicable, by written


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instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trust Collateral Agent or Custodian, as applicable, and one copy to the successor Trust Collateral Agent or successor Custodian. If no successor Trust Collateral Agent or successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Note Insurer may appoint a successor Trust Collateral Agent or Custodian, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trust Collateral Agent or Custodian and one copy to the successor Trust Collateral Agent or Custodian. If no successor Trust Collateral Agent or Custodian shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trust Collateral Agent or Custodian may petition any court of competent jurisdiction for the appointment of a successor Trust Collateral Agent or Custodian, as applicable. The Trust Collateral Agent or the Custodian may be removed at any time by written demand of the Note Insurer delivered to the Trust Collateral Agent or the Custodian, as applicable, and the Servicer.

     (b) If at any time (i) the Trust Collateral Agent or the Custodian shall cease to be eligible in accordance with the provisions of Section 10.7 and shall fail to resign after written request therefor by the Servicer, (ii) the Trust Collateral Agent or the Custodian, as applicable, shall be legally unable to act, (iii) the Trust Collateral Agent and the Indenture Trustee shall be the same Person and the Indenture Trustee shall have resigned or been removed pursuant to Section 6.8 of the Indenture, or (iv) the Trust Collateral Agent or the Custodian shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trust Collateral Agent, the Custodian or of any of their respective property shall be appointed, or any public officer shall take charge or control of the Trust Collateral Agent or Custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Note Insurer shall (so long as no Note Insurer Default shall have occurred and be continuing), or the Servicer may (if a Note Insurer Default shall have occurred and be continuing) remove the Trust Collateral Agent or Custodian. If the Note Insurer or the Servicer shall remove the Trust Collateral Agent or Custodian under the authority of the immediately preceding sentence, the Servicer or the Note Insurer, as the case may be, shall promptly appoint a successor Trust Collateral Agent or Custodian, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust Collateral Agent or Custodian so removed and one copy to the successor Trust Collateral Agent or successor Custodian, and pay all fees and expenses owed to the outgoing Trustee, provided that any successor Trust Collateral Agent or any successor Custodian appointed by the Servicer shall be acceptable to the Note Insurer.

     (c) Any resignation or removal of the Trust Collateral Agent or the Custodian and appointment of a successor Trust Collateral Agent or Custodian pursuant to any of the provisions of this Section 10.8 shall not become effective until acceptance of appointment by the successor Trust Collateral Agent or Custodian, as applicable, pursuant to Section 10.9 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trust Collateral Agent or Custodian to each of the Rating Agencies and the Transferor.

     (d) If the Trust Collateral Agent and the Back-up Servicer shall be the same Person and the rights and obligations of the Back-up Servicer shall have been terminated pursuant to this Section 10.8, then the Note Insurer (or, if a Note Insurer Default shall have occurred and be


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continuing, the Majorityholders) shall have the option, by 60 days' prior notice in writing to the Servicer and the Trust Collateral Agent, to remove the Trust Collateral Agent, and the Note Insurer shall not have any liability to the Trust Collateral Agent, LBAC, the Transferor, the Servicer, the Issuer or any Noteholder in connection with such removal.

     (e) At any time following the Closing Date the Servicer may assume the duties of Custodian under this Agreement; provided, that (i) the Note Insurer provides its prior written consent to the Trust Collateral Agent (which consent shall be granted or withheld by the Note Insurer in its sole discretion) and
(ii) the Rating Agency Condition has been satisfied.

         SECTION 10.9. SUCCESSOR TRUST COLLATERAL AGENT OR CUSTODIAN. Any successor Trust Collateral Agent or Custodian appointed pursuant to Section 10.8 shall execute, acknowledge and deliver to the Transferor, the Servicer, the Note Insurer and to its predecessor Trust Collateral Agent or predecessor Custodian, as applicable, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trust Collateral Agent or predecessor Custodian shall become effective and such successor Trust Collateral Agent or successor Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trust Collateral Agent or Custodian. The predecessor Trust Collateral Agent or predecessor Custodian shall upon payment of its fees and expenses deliver to the successor Trust Collateral Agent or successor Custodian all documents and statements and monies held by it under this Agreement; and the Servicer, the Note Insurer and the predecessor Trust Collateral Agent or predecessor Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trust Collateral Agent or successor Custodian all such rights, powers, duties, and obligations.

         No successor Trust Collateral Agent or successor Custodian shall accept appointment as provided in this Section 10.9 unless at the time of such acceptance such successor Trust Collateral Agent or successor Custodian shall be eligible pursuant to Section 10.7.

         Upon acceptance of appointment by a successor Trust Collateral Agent or successor Custodian pursuant to this Section 10.9, the Servicer shall mail notice of the successor of such Trust Collateral Agent or Custodian under this Agreement to all Holders of Notes at their addresses as shown in the Note Register, the Transferor, and to the Rating Agencies. If the Servicer shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Trust Collateral Agent, the successor Trust Collateral Agent or successor Custodian shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.10. MERGER OR CONSOLIDATION OF TRUST COLLATERAL AGENT OR CUSTODIAN. Any corporation into which the Trust Collateral Agent or the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trust Collateral Agent or the Custodian shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trust Collateral Agent or the Custodian, shall be the successor of the Trust Collateral Agent or Custodian, as applicable, hereunder, provided such corporation shall be eligible


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pursuant to Section 10.7, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 10.11. CO-TRUSTEE; SEPARATE TRUSTEE.

    (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Issuer or any Financed Vehicle may at the time be located, the Servicer, the Note Insurer (provided a Note Insurer Default shall not have occurred and be continuing) and the Trust Collateral Agent acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trust Collateral Agent to act as co-trustee, jointly with the Trust Collateral Agent, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person, in such capacity and for the benefit of the Noteholders, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section 10.11, such powers, duties, obligations, rights, and trusts as the Servicer, the Note Insurer and the Trust Collateral Agent may consider necessary or desirable. If the Servicer and the Note Insurer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trust Collateral Agent alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Trust Collateral Agent pursuant to
Section 10.7, except that the co-trustee or its parent shall comply with the rating requirements set forth therein, and no notice of a successor Trust Collateral Agent pursuant to Section 10.9 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.9.

    (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) All rights, powers, duties, and obligations conferred or imposed upon the Trust Collateral Agent shall be conferred upon and exercised or performed by the Trust Collateral Agent and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trust Collateral Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trust Collateral Agent under this Agreement or, in its capacity as Back-up Servicer, as successor to the Servicer under this Agreement), the Trust Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trust Collateral Agent;

         (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (iii) Provided no Note Insurer Default shall have occurred and be continuing, the Note Insurer may, and, in the event a Note Insurer Default shall have occurred and be


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    continuing, then, the Servicer and the Trust Collateral Agent acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trust Collateral Agent shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Collateral Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Collateral Agent. Each such instrument shall be filed with the Trust Collateral Agent and a copy thereof given to the Servicer.

     (d) Any separate trustee or co-trustee may at any time appoint the Trust Collateral Agent, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Collateral Agent, to the extent permitted by law, without the appointment of a new or successor Trust Collateral Agent.

         SECTION 10.12. REPRESENTATIONS AND WARRANTIES OF TRUST COLLATERAL AGENT AND THE CUSTODIAN. The Custodian and the Trust Collateral Agent shall make the following representations and warranties with respect to itself on which the Transferor, the Servicer, the Originator, the Issuer, the Note Insurer and Noteholders shall rely:

         (i) The Custodian and the Trust Collateral Agent are a New York banking corporation, duly organized, validly existing, and in good standing under the laws of the State of New York and have the corporate power, authority and legal right to hold the Legal Files.

         (ii) The Custodian and the Trust Collateral Agent have full corporate power authority and legal right to execute, deliver, and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

         (iii) This Agreement has been duly executed and delivered by the Trust Collateral Agent and the Custodian and constitutes a legal, valid and binding obligation of the Trust Collateral Agent and the Custodian, enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affection creditor's rights generally and (y) general principals of equity.

         SECTION 10.13. RIGHTS OF NOTE INSURER TO DIRECT TRUST COLLATERAL AGENT. Subject to clause (iii) of Section 10.3, unless a Note Insurer Default shall have occurred and be continuing, the Note Insurer, after giving written notice to the Trust Collateral Agent, shall have the right to direct the time, method and place at or by which the Trust Collateral Agent conducts


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any proceeding for any remedy available to the Trust Collateral Agent, or exercises any such trust or power conferred upon the Trust Collateral Agent; PROVIDED, HOWEVER, that subject to Section 10.1, the Trust Collateral Agent shall have the right to decline to follow any such direction of the Note Insurer if the Trust Collateral Agent, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trust Collateral Agent in good faith shall, by a Responsible Officer of the Trust Collateral Agent, determine that the proceedings so directed would be in violation of any Basic Document or involve it in personal liability against which its has not been provided indemnity in form and substance satisfactory to it or be unduly prejudicial to the rights of Noteholders; PROVIDED, that nothing in this Agreement shall impair the right of the Trust Collateral Agent to take any action deemed proper by the Trust Collateral Agent and which is not inconsistent with such direction of the Note Insurer.

                                   ARTICLE XI
                                   TERMINATION

         SECTION 11.1. TERMINATION.

     (a) The respective obligations and responsibilities of LBAC, the Transferor, the Issuer, the Servicer, the Custodian and the Trust Collateral Agent created hereby shall terminate upon the payment to Noteholders and the Certificateholder of all amounts required to be paid to them pursuant to this Agreement, the Indenture and the Trust Agreement, satisfaction of all Reimbursement Obligations, and the expiration of any preference period related thereto and the disposition of all property held as part of the Trust Assets; PROVIDED, HOWEVER, in any case there shall be delivered to the Trust Collateral Agent and the Note Insurer an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to this Section 11.1. The Servicer shall promptly notify the Trust Collateral Agent, the Transferor, the Issuer, each Rating Agency and the Note Insurer of any prospective termination pursuant to this Section 11.1.

     (b) Upon any sale of the assets of the Issuer pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account.

     (c) Notice of any termination of the Issuer shall be given by the Servicer to the Owner Trustee, the Trust Collateral Agent, the Collateral Agent, the Back-up Servicer, the Indenture Trustee, the Note Insurer and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder.


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                                   ARTICLE XII
                      ADMINISTRATIVE DUTIES OF THE SERVICER

         SECTION 12.1. ADMINISTRATIVE DUTIES.


     (a) DUTIES WITH RESPECT TO THE INDENTURE. The Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, pursuant to Sections 2.9 (with respect to the notice provisions contained therein), 3.4, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 8.3, 9.1, 9.2, 9.3,
11.1 and 11.13 of the Indenture (in each case, excluding any duty to make payments to the Noteholders and the Note Insurer). In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture.

     (b) DUTIES WITH RESPECT TO THE ISSUER.


         (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Trust Assets (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

         (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

     (c) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article XII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee , the
Note Insurer and the Trust Collateral Agent of the proposed action and the Owner Trustee and, with respect to items (i), (ii), (iii) and (iv) below, the Trust Collateral Agent shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:


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         (i) the amendment of or any supplement to the Indenture;

         (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

         (iii) the amendment, change or modification of this Agreement or any of the Basic Documents;

         (iv) the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

         (v) the removal of the Trust Collateral Agent or the Indenture Trustee.

     (d) EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not,
(1) make any payments to the Noteholders under the Basic Documents, (2) sell the Pledged Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

         SECTION 12.2. RECORDS. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

         SECTION 12.3. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Trust Assets as the Issuer shall reasonably request.

         SECTION 12.4. NO ADDITIONAL COMPENSATION. The Servicing Fee payable to the Servicer pursuant to Section 5.6(c)(i) and the Simple Interest Excess, if any, payable to the Servicer, so long as LBAC is the Servicer, pursuant to
Section 5.12 shall be the only amounts payable to the Servicer for its services hereunder.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

         SECTION 13.1. AMENDMENT.

     (a) This Agreement may be amended from time to time by the Issuer, the Transferor, the Originator, the Servicer, the Trust Collateral Agent, the Back-up Servicer and the Custodian and, (i) so long as no Note Insurer Default has occurred and is continuing or the Policy Expiration Date has not occurred, with the prior written consent of the Note Insurer and, (ii) if a


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


Note Insurer Default has occurred and is continuing or the Policy Expiration Date has occurred with the consent of the Majorityholders, which consent given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on all Holders and on all future Holders of Notes and of any Notes issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Notes; PROVIDED, HOWEVER, that, in the case of either clause (i) or (ii) above, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or payments that shall be required to be made on any Note or the Certificate or change the applicable Note Rate without the consent of each Noteholder and Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Note Balance required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding or eliminate the right of the Noteholder or the Certificateholder to consent to any change described in clause
(a) affecting the Noteholder or the Certificateholder without the consent of the Noteholder or the Certificateholder, as applicable, or (c) result in a downgrade or withdrawal of the then current rating of the Notes by either of the Rating Agencies without the consent of all the Noteholders; PROVIDED, FURTHER that in the case of clause (ii) above, this Agreement may be amended from time to time by the Issuer, the Transferor, the Originator, the Servicer, the Trust Collateral Agent, the Back-up Servicer and the Custodian, for any of the following purposes:

                  (x) to correct or amplify the description of any property at any time conveyed to the Issuer hereunder or any Transfer Agreement, or better to assure, convey and confirm unto the property conveyed pursuant hereto or any Transfer Agreement;

                  (y) to add to the covenants of the Transferor, the Originator or the Servicer, for the benefit of the Holders of the Notes and the
         Note Insurer; or

                  (z) to cure any ambiguity, to correct or supplement any provision herein or in any Transfer Agreement which may be inconsistent with any other provision herein or in any Transfer Agreement or to make any other provisions with respect to matters or questions arising under this Agreement or in any Transfer Agreement; PROVIDED that such action pursuant to this subclause (z) shall not adversely affect in any material respect the interests of the Holders of the Notes, as evidenced by satisfaction of the Rating Agency Condition with respect to such amendment.

     (b) The Trust Collateral Agent shall furnish prior notice of any such proposed amendment to each Rating Agency and promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish a copy of such amendment and/or consent, if applicable, to each Noteholder, each of the Rating Agencies and the Lock-Box Processor.

     (c) Prior to the execution of any amendment to this Agreement, the Trust Collateral Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 13.2(i)(1). The Trust Collateral Agent may, but shall not be obligated to,


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


enter into any such amendment which affects the Trust Collateral Agent's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 13.2. PROTECTION OF TITLE.

     (a) Each of the Transferor, as to itself, and the Servicer, as to itself, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Indenture Trustee on behalf of the Noteholders, the Trust Collateral Agent and the Note Insurer in its interest in the Receivables and the other Trust Assets and in the proceeds thereof. Each of the Transferor, as to itself, and the Servicer, as to itself, shall deliver (or cause to be delivered) to the Trust Collateral Agent, the Owner Trustee and the Note Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Transferor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Trust Collateral Agent, the Owner Trustee, the
Note Insurer and the other party at least thirty days' prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the other Trust Assets, and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     (c) Each of the Transferor and the Servicer shall have an obligation to give the Trust Collateral Agent, the Owner Trustee, the Note Insurer and the other party at least thirty days' prior written notice of any relocation of its principal executive office or change in its state of incorporation if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables, and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.


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


     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of Long Beach Acceptance Auto Receivables Trust 2001-A in such Receivable and that such Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

     (f) If at any time the Transferor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer.

     (g) The Servicer shall, upon reasonable notice, permit the Transferor, the Trust Collateral Agent, the Back-up Servicer, the Owner Trustee and the Note Insurer and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Transferor, the Trust Collateral Agent, the Back-up Servicer, the Owner Trustee or to the Note Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Issuer.

     (i) The Servicer shall deliver to the Trust Collateral Agent, the Owner Trustee and the Note Insurer:

         (1) promptly after the execution and delivery of this Agreement and of each amendment hereto and after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and


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


         (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (i) (1) or (i) (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 13.3. LIMITATION ON RIGHTS OF NOTEHOLDERS.


     (a) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Issuer, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Issuer, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     (b) No Noteholder shall have any right to vote (except as specifically provided herein including in Section 13.1) or in any manner otherwise control the operation and management of the Issuer, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

     (c) So long as no Note Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Note Insurer agrees to take such action or give such consent or approval.

     (d) If a Note Insurer Default shall have occurred and be continuing, no Noteholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Collateral Agent a written notice of default and of the continuance thereof, and unless also the Noteholders evidencing not less than 25% of the Note Balance shall have made written request upon the Trust


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


Collateral Agent to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trust Collateral Agent such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trust Collateral Agent, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trust Collateral Agent pursuant to this Section or Section 8.4; no one or more Holders of Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 13.3, each Noteholder and the Trust Collateral Agent shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Noteholders any direct right to make a claim on the Policy.

         SECTION 13.4. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

         SECTION 13.5. NOTICES.

     (a) All demands, notices and communications upon or to the Issuer, the Transferor, the Servicer, the Trust Collateral Agent, the Note Insurer, Standard & Poor's or Moody's under this Agreement shall be in writing, and delivered (i) personally, (ii) by certified mail, return receipt requested, (iii) by Federal Express or similar overnight courier service or (iv) by telecopy, and shall be deemed to have been duly given upon receipt (a) in the case of the Issuer, in care of the Owner Trustee at the following address: Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (Telecopy: (302) 651-8882), (b) in the case of the Transferor, at the following address: One Mack Centre Drive, Paramus, New Jersey 07652 (Telecopy: (201) 262-6868), Attention: General Counsel, or at such other address as shall be designated by the Transferor in a written notice to the Trust Collateral Agent, (c) in the case of the Servicer, at the following address: One Mack Centre Drive, Paramus, New Jersey 07652 (Telecopy: (201) 262-6868),
Attention: General Counsel, (d) in the case of the Trust Collateral Agent, at the Corporate Trust Office (Telecopy: (212) 946-3916), (e) in the case of the Custodian, at the Corporate Trust Office (Telecopy: (212) 946-3916), (f) in the case of Standard & Poor's, at the following address: 44 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, (g) in the case of Moody's, at the following address: 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department and (h) in the case of the Note Insurer, at the following address: 350 Park Avenue, New York, New York 10022, Attention: Senior Vice President, Transaction Oversight,
Re: Long Beach Acceptance Auto Receivables Trust 2001-A. Any notice required or permitted to be mailed to a Noteholder shall be given by Federal Express or



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similar overnight courier service, postage prepaid, at the address of such
Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

     (b) The Trust Collateral Agent shall give prompt written notice to each of the Transferor, the Rating Agencies and each Noteholder of (i) any amendments to the Insurance Agreement or the Policy (upon receipt of written notice of any such amendments from LBAC or the Servicer), (ii) any change in the identity of the Note Paying Agent and (iii) any failure to make payment under the Policy.

         SECTION 13.6. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

         SECTION 13.7. ASSIGNMENT TO INDENTURE TRUSTEE. The Transferor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and the Note Insurer of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         SECTION 13.8. LIMITATION OF LIABILITY OF OWNER TRUSTEE, CUSTODIAN AND TRUST COLLATERAL AGENT.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements of the Issuer delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Chase Manhattan, not in its individual capacity but solely as Back-up Servicer, Custodian and Trust Collateral Agent and in no event shall Chase Manhattan have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements of the Issuer delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.



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


         SECTION 13.9. INDEPENDENCE OF THE SERVICER. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent, the Back-up Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         SECTION 13.10. NO JOINT VENTURE. Nothing contained in this Agreement
(i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 13.11. NONPETITION COVENANT. None of the Transferor, the Servicer, the Trust Collateral Agent, the Custodian, the Back-up Servicer or LBAC shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Transferor, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Transferor under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor.

         SECTION 13.12. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein with respect to Noteholders and the Certificateholder, the parties to this Agreement hereby manifest their intent that no third party other than the Note Insurer, the Owner Trustee and the Custodian with respect to the indemnification provisions set forth herein, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Note Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Note Insurer to direct, appoint, consent to, approve of or take any action under this Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion. The Note Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trust Collateral Agent.

         SECTION 13.13. CONSENT TO JURISDICTION.

     (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN



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ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH
ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE RELATED DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

     (c) Each of LBAC and the Transferor hereby agree that until such time at the Notes and the Reimbursement Obligations have been paid in full and the Policy has expired in accordance with its terms, each of LBAC and the Transferor shall have appointed, with prior written notice to the Note Insurer, an agent registered with the Secretary of State of the State of New York, with an office in the County of New York in the State of New York, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process (which as of the date hereof is National Registered Agents, Inc., whose address is 105 Chambers Street, New York, New York 10007). Each of LBAC and the Transferor agrees that service of such process upon such Person shall constitute personal service of such process upon it.

         SECTION 13.14. HEADINGS. The headings of articles and sections and the table of contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.

         SECTION 13.15. TRIAL BY JURY WAIVED. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND


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



(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

         SECTION 13.16. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

         SECTION 13.17. EFFECT OF POLICY EXPIRATION DATE. Notwithstanding anything to the contrary set forth herein, all references to any right of the
Note Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take any such action following a Note Insurer Default, such party or parties shall also be entitled to take or omit to take such action following a the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take any such action following a Note Insurer Default, then the Indenture Trustee acting at the direction of the Majorityholders shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Agreement or any other Basic Document which is operative based in whole or in part on whether a Note Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.


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         IN WITNESS WHEREOF, the Issuer, the Transferor, the Originator, the
Servicer, the Trust Collateral Agent, the Back-up Servicer and the Custodian have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                          LONG BEACH ACCEPTANCE
                                          RECEIVABLES CORP., as Transferor


                                          By: __________________________________
                                             Name:
                                             Title:


                                          LONG BEACH ACCEPTANCE CORP.,
                                          as Originator and Servicer


                                          By: __________________________________
                                             Name:
                                             Title:


                                          THE CHASE MANHATTAN BANK,
                                          as Back-up Servicer, Custodian and
                                          Trust Collateral Agent


                                          By: __________________________________
                                             Name:
                                             Title:


                                          LONG BEACH ACCEPTANCE AUTO
                                          RECEIVABLES TRUST 2001-A, as Issuer


                                          By:  Wilmington Trust Company, not in
                                               its individual capacity, but
                                               solely as Owner Trustee


                                          By: __________________________________
                                             Name:
                                             Title:



                         [Sale and Servicing Agreement]

                                                                  ANNEX A

                           ANNEX A -- DEFINED TERMS

     "ACCOUNTS" means the Collection Account, the Note Account, the Policy Payments Account, the Pre-Funding Account, the Capitalized Interest Account and the Spread Account.

     "ACCRUAL PERIOD" means, with respect to any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Payment Date, the Closing Date) to but excluding such current Payment Date.

     "ACTUARIAL RECEIVABLE" means any Receivable under which the portion of a payment allocable to interest and the portion of a payment allocable to principal is determined in accordance with the "actuarial" method.

     "ADDITION NOTICE" means, with respect to the transfer of Subsequent Receivables to the Trust pursuant to the Sale and Servicing Agreement and a Transfer Agreement, a written notice which shall be given to the Trust Collateral Agent, the Note Insurer (in addition to such notice, the Trust Collateral Agent and the Note Insurer shall both receive an electronic transmission, in a format acceptable to the Trust Collateral Agent and the
Note Insurer, of the designated Subsequent Receivables to be conveyed to the Trust) and each Rating Agency pursuant to Section 2.2(b) of the Sale and Servicing Agreement not later than five Business Days prior to the related Subsequent Transfer Date, of the Transferor's designation of Subsequent Receivables to be conveyed to the Trust and the aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

     "ADJUSTED APR" means the APR reduced by the annualized rate corresponding to any Monthly Dealer Participation Fee.

     "AFFILIATE" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGENCY AGREEMENT" means the Agency Agreement dated as of March 31, 1997 among Chase Manhattan, LBAC, GCFP and other Program Parties as defined therein, as amended, modified or supplemented from time to time in accordance with the terms thereof, including a Program Party Counterpart pursuant to
Section 2 thereof among Chase Manhattan, as agent thereunder, the Trust Collateral Agent and LBAC, dated as of the Closing Date.

     "AMC" means Ameriquest Mortgage Company, a Delaware corporation, or, as applicable, its successors.

     "AMOUNT FINANCED" means, with respect to a Receivable, the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.


                                 Annex A - 1

     "ANNUAL PERCENTAGE RATE" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable. If after the Closing Date, in the case of an Initial Receivable, or the related Subsequent Transfer Date, in the case of a Subsequent Receivable, the annual rate with respect to such Receivable as of the Closing Date or related Subsequent Transfer Date, as applicable, is reduced as a result of (i) an insolvency proceeding involving the related Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the Annual Percentage Rate or APR shall refer to such reduced rate.

     "ASSIGNMENT" means each of the Initial Assignment and each Subsequent Assignment.

     "ASSUMPTION DATE" has the meaning set forth in Section 9.2 of the Sale and Servicing Agreement.

     "AUTHORIZED OFFICER" means, with respect to the Issuer, any officer or agent of the Servicer, as applicable, who is authorized to act for the Issuer in accordance with Section 12.1 of the Sale and Servicing Agreement, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "AVAILABLE FUNDS" shall mean, for each Payment Date, the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all collection on Receivables (including amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer pursuant to Section 4.2 of the Sale and Servicing Agreement) and with respect to each Collection Period during the Funding Period, the related Payahead Amount, if any; (ii) Liquidation Proceeds received during such Collection Period with respect to Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that became a Purchased Receivable as of the last day of such Collection Period; (v) the amount of any Simple Interest Advance deposited to the Collection Account by the Servicer with respect to such Collection Period; and (vi) any earnings on investments of funds in the Collection Account and, to the extent necessary to cover the Pre-Funding Interest Amount, the Pre-Funding Account; and (vii) the Negative Carry Amount, if any, for such Payment Date to the extent it is deposited to the Note Account pursuant to Section 5.6(a)(iii) of the Sale and Servicing Agreement; provided that the Available Funds with respect to any Payment Date shall not include any Simple Interest Excess remitted to the Servicer or deposited in the Spread Account.

     "BACK-UP SERVICER" means Chase Manhattan, in its capacity as Back-up Servicer pursuant to the terms of the Servicing Assumption Agreement or such Person as shall have been appointed Back-up Servicer pursuant to Section 9.2(c) of the Sale and Servicing Agreement.

     "BACK-UP SERVICER FEE" means the fee payable to the Back-up Servicer so long as LBAC is the Servicer, calculated in the same manner, on the same basis and for the same period as the Servicing Fee is calculated pursuant to
Section 4.8 of the Sale and Servicing Agreement, based on the Back-up Servicer Fee Rate rather than the Servicing Fee Rate.


                                 Annex A - 2

     "BACK-UP SERVICER FEE RATE" shall be 0.0225% per annum, payable monthly.

     "BANKRUPTCY REMOTE ENTITY" means any special or limited purpose corporation, partnership or other entity generally structured in accordance with the guidelines of one or more nationally recognized statistical rating organizations for such entities, whose certificate of incorporation, partnership agreement or other governing document includes limitations on purpose; limitations on amendments to the certificate of incorporation and bylaws, partnership agreement or other governing documents; limitations on ability to incur debt; limitations on liquidation, consolidation and merger or the sale of all or a substantial part of its assets; covenants to maintain separateness from affiliates; a special purpose bankruptcy remote equity owner, in the case of a partnership; and at least two independent directors (of such corporation or of the corporate partner of such partnership).

     "BASIC DOCUMENTS" means the Sale and Servicing Agreement, the Indenture, each Transfer Agreement, the Purchase Agreement, each Assignment, the Spread Account Agreement, the Trust Agreement, the Notes, the Certificate, the Servicer Termination Side Letter, the Insurance Agreement, the Indemnification Agreement, the Guarantee, the Note Purchase Agreement, the Premium Letter, the Lock-Box Agreement, the Agency Agreement, the Servicing Assumption Agreement, the Stock Pledge Agreement and each GCFP Release.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banking institutions or trust companies in the City of New York, the State of Texas, the State of New Jersey, the State of Delaware or the city in which the Corporate Trust Office of the Trust Collateral Agent or the Owner Trustee is relocated subject to prior written notice with respect to such address to the Trust Collateral Agent, the Servicer and the
Note Insurer or any other location of any successor Servicer, successor Trust Collateral Agent or successor Owner Trustee shall be authorized or obligated by law, executive order, or governmental decree to be closed.

     "CAPITALIZED INTEREST ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

     "CAPITALIZED INTEREST REQUIREMENT" means (i) with respect to the July 2001 Payment Date, an amount equal to two month's interest on the Pre-Funded Amount as of the last day of the immediately preceding Collection Period at a rate equal to the sum of (a) the Weighted Average Note Rate, PLUS (b) the Indenture Trustee Fee Rate, PLUS (c) the Custodian Fee Rate, PLUS (d) the rate at which the Premium for the Policy is calculated, MINUS (e) 2.5%, and
(ii) with respect to the August 2001 Payment Date, an amount equal to one month's interest on the Pre-Funded Amount as of the last day of the immediately preceding Collection Period at a rate equal to the sum of (a) the Weighted Average Note Rate, PLUS (b) the Indenture Trustee Fee Rate, PLUS (c) the Custodian Fee Rate, PLUS (d) the rate at which the Premium for the Policy is calculated, MINUS (e) 2.5%.

     "CASUALTY" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.


                                 Annex A - 3

     "CERTIFICATE" means the trust certificate issued by the Issuer pursuant to the Trust Agreement.

     "CERTIFICATEHOLDER" means the registered holder of the Certificate as set forth in the certificate register maintained by the Owner Trustee pursuant to the Trust Agreement.

     "CHARGEBACK OBLIGATION" means, with respect to any Receivable liquidated or prepaid in full, any obligation of a Dealer, as provided by the related Dealer Agreement, to refund to LBAC certain portions of amounts previously paid to the Dealer upon origination of such Receivable on account of the APR of such Receivable exceeding the related buy rate.

     "CHASE MANHATTAN" means The Chase Manhattan Bank, a New York banking corporation, and its successors in interest.

     "CLASS A-1 FINAL SCHEDULED PAYMENT DATE" means the Payment Date in July
2002.

     "CLASS A-1 INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Payment Date, the excess of the Class A-1 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-1 Interest Carryover Shortfall from the preceding Payment Date, plus interest on such outstanding Class A-1 Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A-1 Note Rate for the related Accrual Period (based on the actual number of days elapsed during such Accrual Period based on a 360 day year), over the amount of interest actually paid to the holders of the Class A-1 Notes on such current Payment Date.

     "CLASS A-1 INTEREST PAYMENT AMOUNT" means, for any Payment Date, an amount equal to the product of (x) a fraction, the numerator of which is the actual number of days elapsed during the related Accrual Period and the denominator of which is 360, (y) the Class A-1 Note Rate and (z) the Class A-1 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

     "CLASS A-1 NOTE BALANCE" means initially, the Initial Class A-1 Note Balance and, thereafter, the Initial Class A-1 Note Balance, reduced by all amounts previously distributed to Class A-1 Noteholders and allocable to principal.

     "CLASS A-1 NOTE INTEREST" means, for any Payment Date, the sum of the Class A-1 Interest Payment Amount for such Payment Date and the Class A-1 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

     "CLASS A-1 NOTE RATE" means 4.010% per annum.

     "CLASS A-1 NOTE" means any one of the 4.010% Long Beach Acceptance Auto Receivables Trust 2001-A, Class A-1 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-1 attached to the Indenture.


                                 Annex A - 4

     "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1 Note is registered on the Note Register.

     "CLASS A-1 PAYMENT AMOUNT" with respect to a Payment Date will be an amount equal to the sum of the Class A-1 Principal Payment Amount and the Class A-1 Interest Payment Amount.

     "CLASS A-1 POOL FACTOR" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-1 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-1 Note Balance. The Class A-1 Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Class A-1 Pool Factor will decline to reflect reductions in the Class A-1 Note Balance.

     "CLASS A-1 PRINCIPAL PAYMENT AMOUNT" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-1 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

     "CLASS A-2 FINAL SCHEDULED PAYMENT DATE" means the Payment Date in September 2004.

     "CLASS A-2 INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Payment Date, the excess of the Class A-2 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-2 Interest Carryover Shortfall (calculated on the basis of a 360-day year consisting of twelve 30-day months) from the preceding Payment Date, plus thirty (30) days of interest on such outstanding Class A-2 Interest Carryover Shortfall, to the extent permitted by applicable law, at the Class A-2 Note Rate for the related Accrual Period, over the amount of interest actually paid to the holders of the Class A-2 Notes on such current Payment Date.

     "CLASS A-2 INTEREST PAYMENT AMOUNT" means, for any Payment Date, an amount equal to the product of (x) 1/12, (y) the Class A-2 Note Rate and (z) the Class A-2 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

     "CLASS A-2 NOTE BALANCE" means initially, the Initial Class A-2 Note Balance and, thereafter, the Initial Class A-2 Note Balance, reduced by all amounts previously distributed to Class A-2 Noteholders and allocable to principal.

     "CLASS A-2 NOTE INTEREST" means, for any Payment Date, the sum of the Class A-2 Interest Payment Amount for such Payment Date and the Class A-2 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

     "CLASS A-2 NOTE RATE" means 4.430% per annum.

     "CLASS A-2 NOTE" means any one of the 4.430% Long Beach Acceptance Auto Receivables Trust 2001-A, Class A-2 Notes, executed by the Owner Trustee on behalf of the


                                 Annex A - 5

Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-2 attached to the Indenture.

     "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered on the Note Register.

     "CLASS A-2 PAYMENT AMOUNT" with respect to a Payment Date will be an amount equal to the sum of the Class A-2 Principal Payment Amount and the Class A-2 Interest Payment Amount.

     "CLASS A-2 POOL FACTOR" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-2 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-2 Note Balance. The Class A-2 Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Class A-2 Pool Factor will decline to reflect reductions in the Class A-2 Note Balance.

     "CLASS A-2 PRINCIPAL PAYMENT AMOUNT" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-2 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

     "CLASS A-3 FINAL SCHEDULED PAYMENT DATE" means the Payment Date in March 2006.

     "CLASS A-3 INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Payment Date, the excess of the Class A-3 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-3 Interest Carryover Shortfall from the preceding Payment Date, plus thirty
(30) days of interest on such outstanding Class A-3 Interest Carryover Shortfall (calculated on the basis of a 360-day year consisting of twelve 30-day months), to the extent permitted by applicable law, at the Class A-3 Note Rate for the related Accrual Period, over the amount of interest actually paid to the holders of the Class A-3 Notes on such current Payment Date.

     "CLASS A-3 INTEREST PAYMENT AMOUNT" means, for any Payment Date, an amount equal to the product of (x) 1/12, (y) the Class A-3 Note Rate and (z) the Class A-3 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

     "CLASS A-3 NOTE BALANCE" means initially, the Initial Class A-3 Note Balance and, thereafter, the Initial Class A-3 Note Balance, reduced by all amounts previously distributed to Class A-3 Noteholders and allocable to principal.

     "CLASS A-3 NOTE INTEREST" means, for any Payment Date, the sum of the Class A-3 Interest Payment Amount for such Payment Date and the Class A-3 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

     "CLASS A-3 NOTE RATE" means 5.198% per annum.


                                 Annex A - 6

     "CLASS A-3 NOTE" means any one of the 5.198% Long Beach Acceptance Auto Receivables Trust 2001-A, Class A-3 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-3 attached to the Indenture.

     "CLASS A-3 NOTEHOLDER" means the Person in whose name a Class A-3 Note is registered on the Note Register.

     "CLASS A-3 PAYMENT AMOUNT" with respect to a Payment Date will be an amount equal to the sum of the Class A-3 Principal Payment Amount and the Class A-3 Interest Payment Amount.

     "CLASS A-3 POOL FACTOR" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-3 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-3 Note Balance. The Class A-3 Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Class A-3 Pool Factor will decline to reflect reductions in the Class A-3 Note Balance.

     "CLASS A-3 PRINCIPAL PAYMENT AMOUNT" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-3 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

     "CLASS A-4 FINAL SCHEDULED PAYMENT DATE" means the Payment Date in October 2008.

     "CLASS A-4 INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Payment Date, the excess of the Class A-4 Interest Payment Amount for such Payment Date and (without duplication) any outstanding Class A-4 Interest Carryover Shortfall from the preceding Payment Date, plus thirty
(30) days of interest on such outstanding Class A-4 Interest Carryover Shortfall (calculated on the basis of a 360-day year consisting of twelve 30-day months), to the extent permitted by applicable law, at the Class A-4 Note Rate for the related Accrual Period, over the amount of interest actually paid to the holders of the Class A-4 Notes on such current Payment Date.

     "CLASS A-4 INTEREST PAYMENT AMOUNT" means, for any Payment Date, an amount equal to the product of (x) 1/12, (y) the Class A-4 Note Rate and (z) the Class A-4 Note Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

     "CLASS A-4 NOTE BALANCE" means initially, the Initial Class A-4 Note Balance and, thereafter, the Initial Class A-4 Note Balance, reduced by all amounts previously distributed to Class A-4 Noteholders and allocable to principal.

     "CLASS A-4 NOTE INTEREST" means, for any Payment Date, the sum of the Class A-4 Interest Payment Amount for such Payment Date and the Class A-4 Interest Carryover Shortfall, if any, as of the immediately preceding Payment Date.

                                 Annex A - 7

     "CLASS A-4 NOTE RATE" means 5.804% per annum.

     "CLASS A-4 NOTE" means any one of the 5.804% Long Beach Acceptance Auto Receivables Trust 2001-A, Class A-4 Notes, executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A-4 attached to the Indenture.

     "CLASS A-4 NOTEHOLDER" means the Person in whose name a Class A-4 Note is registered on the Note Register.

     "CLASS A-4 PAYMENT AMOUNT" with respect to a Payment Date will be an amount equal to the sum of the Class A-4 Principal Payment Amount and the Class A-4 Interest Payment Amount.

     "CLASS A-4 POOL FACTOR" means, with respect to any Payment Date, an eight-digit decimal figure equal to the Class A-4 Note Balance as of the close of business on the last day of the related Collection Period divided by the Initial Class A-4 Note Balance. The Class A-4 Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Class A-4 Pool Factor will decline to reflect reductions in the Class A-4 Note Balance.

     "CLASS A-4 PRINCIPAL PAYMENT AMOUNT" means, for any Payment Date, the Principal Payment Amount, if any, due and payable to the Class A-4 Noteholders with respect to such Payment Date in accordance with the priorities set forth in Section 5.6(c)(iv) of the Sale and Servicing Agreement.

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLOSING DATE" means June 13, 2001.

     "CODE" means the Internal Revenue Code of 1986, including any successor or amendatory provisions.

     "COLLATERAL AGENT" means the Collateral Agent named in the Spread Account Agreement and any successor thereto pursuant to the terms of the Spread Account Agreement.

     "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

     "COLLECTED INTEREST" means for any Collection Period the sum of (i) the portion of all payments made by or on behalf of the Obligors of Simple Interest Receivables in respect of which any payment is actually received during such Collection Period and (ii) all Liquidation Proceeds and Purchase Amounts with respect to such Simple Interest Receivables, in each case that are allocable to interest in accordance with the Servicer's customary servicing procedures.


                                 Annex A-8

     "COLLECTION PERIOD" means each calendar month during the term of the Sale and Servicing Agreement. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections and (2) all payments. The term "related Collection Period" shall mean the Collection Period ended on the last day of the month preceding a date of determination.

     "COLLINS CASE" means Collins v. Long Beach Acceptance Corp., Case No. 834941-5, filed on January 11, 2001 in California Superior Court, Alameda County.

     "CONFIDENTIAL INFORMATION" means, in relation to any Person, any written information delivered or made available by or on behalf of LBAC or the Transferor to such Person in connection with or pursuant to the Sale and Servicing Agreement or any other Basic Document or the transactions contemplated thereby which is proprietary in nature and clearly marked or identified as being confidential information other than information (i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with the Sale and Servicing Agreement or any other Basic Document), (ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person on a non-confidential basis from a source other than through disclosure by LBAC or the Transferor; provided, that such source is not known by such Person to be prohibited from transmitting the information to such Person by a contractual or other obligation.

     "CONTROLLING PARTY" means the Note Insurer, so long as no Note Insurer Default shall have occurred and be continuing or the Policy Expiration Date has not occurred, and the Indenture Trustee, at the direction of the Majorityholders, for so long as a Note Insurer Default shall have occurred and be continuing or the Policy Expiration Date has occurred.

     "CORPORATE TRUST OFFICE" means (i) with respect to the Indenture
Trustee, the Trust Collateral Agent and the Collateral Agent, the principal office of the Trust Collateral Agent at which its corporate trust business shall be administered, which office at the Closing Date is located at 450 West 33rd Street, 14th Floor New York, New York 10001, Attention: Capital Markets Fiduciary Services; and (ii) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which as of the Closing Date is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     "CRAM DOWN LOSS" means, with respect to a Receivable (other than a Liquidated Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issues a ruling that reduces the amount owed on a Receivable or otherwise modifies or restructures the Scheduled Receivable Payments to be made thereon, an amount equal to (a) the Principal Balance of the Receivable immediately prior to such order minus the Principal Balance of such Receivable as so reduced, modified or restructured plus (b) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of (i) the net present value (using a discount rate equal to the Adjusted APR on such Receivable) of the Scheduled Receivable Payments as so modified or restructured over (ii) the net present value (using a discount rate equal to the original APR on such Receivable) of the Scheduled Receivable Payments as so


                                 Annex A-9
modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

     "CREDIT AND SECURITY AGREEMENT" means the Credit and Security Agreement, dated as of June 13, 2001, by and among GCFP, as lender, the Transferor, as borrower, and LBAC, as guarantor, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "CUSTODIAL LETTER" shall have the meaning assigned to such term in
Section 3.5(c) of the Sale and Servicing Agreement.

     "CUSTODIAN" means, initially, The Chase Manhattan Bank, a New York banking corporation and its successors-in-interest, acting in its capacity as such under the Sale and Servicing Agreement, and thereafter, in the event that The Chase Manhattan Bank is replaced in accordance with Section 10.8(e) of the Sale and Servicing Agreement, the Servicer.

     "CUSTODIAN FEE" means, with respect to any Payment Date, the greater of
(A) the product of (i) one-twelfth of the Custodian Fee Rate and (ii) the Pool Balance as of the last day of the immediately preceding Collection Period and (B) $1000.

     "CUSTODIAN FEE RATE" means 0.022% per annum.

     "CUTOFF DATE" means the Initial Cutoff Date or the Subsequent Cutoff Date, as applicable.

     "DEALER" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to the Originator pursuant to a Dealer Agreement, who in turn sold such Receivable to the Transferor.

     "DEALER AGREEMENT" means each agreement between a Dealer and the Originator pursuant to which such Dealer assigned a Receivable to the Originator.

     "DEALER TITLE ADDENDUM" means a schedule of Dealers delivered to the Custodian for which the Dealer Title Guaranty, if applicable, is a separate document in the Dealer file or, with respect to each Receivable as to which the Dealer Title Guaranty, if applicable, is included in the related Dealer Agreement, a schedule of Dealers delivered to the Custodian listing all Dealers for which the Dealer Title Guaranty is included in the related Dealer Agreement.

     "DEALER TITLE GUARANTY" means, where, for reasons that are reasonably acceptable to the Servicer, the relevant Dealer is temporarily unable to furnish a Lien Certificate, a written guaranty of such Dealer (which may be included in the related Dealer Agreement if so indicated on the Dealer Title Addendum); each of such documents having been signed where required by the Dealer in the appropriate spaces, and with all blanks properly filled in and otherwise correctly prepared.

     "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.


                                 Annex A-10

     "DEFAULTED RECEIVABLE" means, with respect to any Payment Date, a Receivable with respect to which the earlier of any of the following shall have occurred: (i) the related Obligor has failed to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 90 days (calculated based on a 360-day year consisting of twelve 30-day months), (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired) or (iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed; PROVIDED, HOWEVER, that Defaulted Receivable shall not include any Optional Repurchase Receivable.

     "DEFICIENCY CLAIM AMOUNT" shall have the meaning specified in Section 5.11(a) of the Sale and Servicing Agreement.

     "DEFICIENCY CLAIM DATE" means, with respect to any Payment Date, the fourth Business Day immediately preceding such Payment Date.

     "DEFICIENCY NOTICE" shall have the meaning specified in Section 5.11(a) of the Sale and Servicing Agreement.

     "DEFICIENT LIQUIDATED RECEIVABLE" means a Liquidated Receivable with respect to which the Servicer has repossessed and disposed of the related Financed Vehicle, or with respect to which the Financed Vehicle has suffered a total loss through casualty, confiscation or other cause, and following the application of the Recoveries received by the Servicer as a result of the repossession and disposition or other loss of such Financed Vehicle, the Principal Balance of such Liquidated Receivable (assuming for purposes hereof that such Principal Balance is not deemed to be zero) remains in excess of zero.

     "DEFINITIVE NOTE" means a definitive, fully registered Note issued pursuant to the Indenture.

     "DELIVERY" means, with respect to any Eligible Investments, the perfection and priority of a security interest in which is governed by the law of a jurisdiction which has adopted the 1994 Revision to Article 8 of the UCC;

          1. With respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent, indorsed to, or registered in the name of, the Trust Collateral Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investments to the Trust Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof.

          2. With respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

          (a) by physical delivery of such certificated security to the Trust Collateral Agent, provided that if the certificated security is in registered form, it


                                 Annex A-11
               shall be indorsed to, or registered in the name of, the Trust Collateral Agent or indorsed in blank; or

          (b) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trust Collateral Agent if the certificated security has been specially endorsed to the Trust Collateral Agent by an effective endorsement.

          3. With respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trust Collateral Agent of the purchase by the securities intermediary on behalf of the Trust Collateral Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trust Collateral Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Trust Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          4. With respect to any item of Eligible Investments that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (3) above, transfer thereof:

          (a) (x) by registration to the Trust Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof; or (y) by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Trust Collateral Agent, or having become the registered owner acknowledges that it holds for the Trust Collateral Agent; or

          (b) the issuer thereof has agreed that it will comply with instructions originated by the Trust Collateral Agent without further consent of the registered owner thereof.

          5. With respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC), if a securities intermediary (A) indicates by book entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Trust Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a


                                 Annex A-12
     financial asset (as so defined) from the Trust Collateral Agent or acquires a financial asset for the Trust Collateral Agent, and in either case, accepts it for credit to the Trust Collateral Agent's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Trust Collateral Agent's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trust Collateral Agent without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Trust Collateral Agent of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or
     (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary.

In each case of Delivery contemplated pursuant to paragraphs 1 through 5 above, the Trust Collateral Agent shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that such Eligible Investments are held in trust pursuant to and as provided in the Sale and Servicing Agreement.

     "DEPOSITORY AGREEMENT" means the agreement entered into among the Issuer, the Indenture Trustee, and The Depository Trust Company, as the initial Clearing Agency, in connection with the issuance of the Notes, substantially in the form of Exhibit B attached to the Indenture.

     "DETERMINATION DATE" means, with respect to any Payment Date, the fourth Business Day preceding such Payment Date.

     "DISCLOSED CASES" means, collectively, the Collins Case, the Kunert Case and the New Kunert Case.

     "DOCUMENTATION CHECKLIST" means the form attached to the Sale and Servicing Agreement as Exhibit E.

     "DRAW DATE" means, with respect to any Payment Date, the third Business Day (as defined in the Policy) immediately preceding such Payment Date.

     "ELIGIBLE ACCOUNT" means (i) a segregated trust account that is maintained with a depository institution acceptable to the Controlling Party, or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by Standard & Poor's and "P-1" by Moody's and acceptable to the Controlling Party. In either case, such depository institution or trust company shall have been approved by the Controlling Party, acting in its discretion, by written notice to the Collateral Agent.

     "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form, with respect to which the Trust Collateral Agent has taken Delivery, which evidence:


                                 Annex A-13
\

     (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

     (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

     (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (e) repurchase obligations with respect to any security pursuant to a written agreement that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation and whose commercial paper or other short-term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long-term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

     (f) with the prior written consent of the Note Insurer, money market mutual funds registered under the Investment Company Act having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

     (g) any other investment as may be acceptable to the Note Insurer and the Rating Agencies, as evidenced by the Note Insurer's prior written consent to that effect, as may from time to time be confirmed in writing to the Trust Collateral Agent by the Note Insurer, and only upon notification to each of Moody's and Standard & Poor's.

     Any Eligible Investments may be purchased by or through the Trust Collateral Agent or any of its Affiliates and shall include such securities issued by the Trust Collateral Agent or its affiliates.

     "ELIGIBLE SERVICER" means LBAC, the Back-up Servicer or another Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to

                                 Annex A-14
maintain the confidentiality of the software which the Servicer uses in connection with performing its duties and responsibilities under the Sale and Servicing Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under the Sale and Servicing Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EVENT OF DEFAULT" means an event specified in Section 5.1 of the Indenture.

     "EXPECTED INTEREST" means, with respect to any Collection Period, the product of (i) one-twelfth of the weighted average of the APRs (calculated based on a 360-day year consisting of twelve 30-day months) of Simple Interest Receivables which were neither 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) nor Defaulted Receivables as of the first day of the current Collection Period, weighted on the basis of the aggregate Principal Balances of such Simple Interest Receivables as of the first day of the current Collection Period and
(ii) the aggregate Principal Balances of Simple Interest Receivables which were neither 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) nor Defaulted Receivables, as of the close of business on the last day of the immediately preceding Collection Period.

     "FEDERAL FINANCIAL PRIVACY LAW" means Subtitle A of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act, 15 U.S.C. Sections 6801-6809, and all applicable regulations in effect from time to time.

     "FINAL FUNDING PERIOD PAYMENT DATE" means the Payment Date immediately succeeding the date on which the Funding Period ends (or on the Payment Date on which the Funding Period ends if the Funding Period ends on a Payment
Date).

     "FINANCED VEHICLE" means a new or used automobile, van, sport utility vehicle or light duty truck, together with all accessions thereto, securing an Obligator's indebtedness under a Receivable.

     "FUNDING PERIOD" means the period from the Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funded Amount is less than $100,000, (ii) the date on which an Event of Default under the Indenture occurs or (iii) the close of business on August 31, 2001.

     "GCFP" means Greenwich Capital Financial Products, Inc.

     "GCFP RELEASE" means the security interest release, dated as of June 1, 2001, by GCFP in favor of LBAC and any additional GCFP Release, dated as of the related Subsequent Cutoff Date, by GCFP in favor of LBAC.

     "GRANT" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Pledged Property or of any other agreement or instrument shall include all rights, powers and options (but none of

                                 Annex A-15
the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Property and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "GREENWICH" means Greenwich Capital Markets, Inc., a Delaware corporation.

     "GREENWICH INFORMATION" means the information contained in the section entitled "Placement of the Notes" (other than any information contained therein relating to LBAC's use of proceeds) in the Memorandum.

     "GUARANTEE" means the Guarantee, dated as of June 1, 2001, by AMC in favor of the Back-up Servicer, the Custodian, the Trust Collateral Agent (in its capacity as such and for the benefit of the Noteholders), and the Note Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "INDEBTEDNESS" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations);
(b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person;
(e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

     "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement, dated as of June 1, 2001, among Greenwich Capital Markets, Inc. as the initial purchaser of the Notes, the Transferor and the Note Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "INDENTURE" means the Indenture, dated as of June 1, 2001; between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "INDENTURE TRUSTEE" means The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but as indenture trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "INDENTURE TRUSTEE FEE" means the monthly fee payable on each Payment Date to the Indenture Trustee, Trust Collateral Agent and Collateral Agent for services rendered during

                                 Annex A-16
the preceding Collection Period in an amount equal to the greater of (A) the product of (i) one-twelfth of the Indenture Trustee Fee Rate and (ii) the Note Balance as of the last day of the second preceding Collection Period and
(B) $250; PROVIDED, HOWEVER, that with respect to the initial Payment Date, the Indenture Trustee Fee will equal the product of one-twelfth of the Indenture Trustee Fee Rate and the Initial Note Balance.

     "INDENTURE TRUSTEE FEE RATE" means 0.004% per annum.

     "INDEPENDENT" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Trust Collateral Agent under the circumstances described in, and otherwise complying with, the applicable requirements of Section 4.11 of the Sale and Servicing Agreement, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trust Collateral Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in Annex A to the Sale and Servicing Agreement and that the signer is Independent within the meaning thereof.

     "INITIAL ASSIGNMENT" means the assignment dated as of June 1, 2001 by LBAC to the Transferor substantially in the form of Exhibit A to the Purchase Agreement, pursuant to which the Initial Receivables are conveyed to the Trust.

     "INITIAL CLASS A-1 NOTE BALANCE" means $39,100,000.

     "INITIAL CLASS A-2 NOTE BALANCE" means $77,750,000.

     "INITIAL CLASS A-3 NOTE BALANCE" means $67,500,000.

     "INITIAL CLASS A-4 NOTE BALANCE" means $45,650,000.

     "INITIAL CUTOFF DATE" means the close of business on May 31, 2001.

     "INITIAL NOTE BALANCE" means the sum of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance and the Initial Class A-4 Note Balance.

     "INITIAL RECEIVABLES" means the Receivables initially transferred by LBAC to the Transferor pursuant to the Purchase Agreement and by the Transferor to the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date, which Receivables are listed on the Schedule of Receivables.


                                 Annex A - 17

     "INITIAL RECEIVABLES PURCHASE PRICE" means $170,000,000 (the Principal Balance of the Initial Receivables as of the Initial Cutoff Date).

     "INITIAL SPREAD ACCOUNT DEPOSIT" shall have the meaning set forth in the Spread Account Agreement.

     "INITIAL TRANSFERRED PROPERTY" shall have the meaning specified in
Section 2.1(a) of the Purchase Agreement.

     "INITIAL TRUST ASSETS" means all money, instruments, rights and other property transferred by the Transferor to the Trust set forth in items (i) through (x) in Section 2.1 of the Sale and Servicing Agreement, including all proceeds thereof.

     "INSURANCE AGREEMENT" means the Insurance and Indemnity Agreement, dated as of June 1, 2001, among LBCA, the Transferor, the Issuer and the Note Insurer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "INSURANCE AGREEMENT EVENT OF DEFAULT" means an "Event of Default" as defined in the Insurance Agreement.

     "INSURANCE AGREEMENT INDENTURE CROSS DEFAULT" has the meaning specified therefor in the Insurance Agreement.

     "INSURER INFORMATION" means any information contained in the section entitled "The Note Insurer" in the Memorandum and the financial statements of the Note Insurer attached to the Memorandum.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

     "INTEREST PAYMENT AMOUNT" means, for any Payment Date, the sum of the Class A-1 Interest Payment Amount, the Class A-2 Interest Payment Amount, the Class A-3 Interest Payment Amount and the Class A-4 Interest Payment Amount.

     "ISSUER" or "TRUST" means the Long Beach Acceptance Auto Receivables Trust 2001-A, a Delaware business trust, created pursuant to the Trust Agreement.

     "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "ISSUER'S CERTIFICATE" means a certificate completed and executed for the Issuer by an Authorized Officer, substantially in the form of, in the case of an assignment to LBAC, Exhibit A-1 to the Sale and Servicing Agreement, and in the case of an assignment to the Servicer, Exhibit A-2 to the Sale and Servicing Agreement.


                                 Annex A - 18

     "KUNERT CASE" means Kunert v. Johnson Ford, Case No. BC229917, filed May 12, 2000 in California Superior Court, Los Angeles County.

     "LBAC" means Long Beach Acceptance Corp., a Delaware corporation, and its successors.

     "LBAC INFORMATION" means (1) any information contained in or incorporated by reference in the Memorandum other than the Greenwich Information or the Insurer Information, (2) the Rule 144A Information, (3) any information contained in or incorporated by reference in any amendment or supplement to the Memorandum other than the Greenwich Information or the Insurer Information and (4) any other information provided by LBAC or the Transferor to Greenwich and/or by Greenwich to investors, in each case as to which LBAC or the Transferor certifies in writing constitutes "LBAC Information."

     "LEGAL FILES" means, with respect to each Receivable, the following documents held by the Custodian pursuant to Section 3.4 of the Sale and Servicing Agreement: the fully executed original of such Receivable with fully executed assignment from the related Dealer to the Originator (together with any agreements modifying the Receivable, including, without limitation, any extension agreements), a fully executed assignment in blank from the Originator, the Lien Certificate or the Title Package, the fully executed original of any form legally required to be executed by a co-signer, evidence of verification of physical damage insurance coverage and the original of each credit application fully executed by the related Obligor in respect of such Receivable. Notwithstanding the foregoing, in the event that customary procedures and practices of any applicable state permit the use of any instrument or document in lieu of evidence of verification of physical damage insurance coverage, the term "Legal Files" shall be deemed to include any such instrument or document in lieu of evidence of verification of physical damage insurance coverage.

     "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

     "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party or such other evidence acceptable to the Registrar of Titles of the applicable state, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "LIQUIDATED RECEIVABLE" means any Receivable with respect to which the earlier of any of the following shall have occurred (without duplication):
(i) the Receivable has been liquidated by the Servicer through the sale of the Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of


                                 Annex A - 19
a Scheduled Receivable Payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable; PROVIDED, HOWEVER, that Liquidated Receivable shall not include any Optional Repurchase Receivable.

     "LIQUIDATION PROCEEDS" means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

     "LOCK-BOX" means the post-office box or boxes, maintained pursuant to
Section 5.1 of the Sale and Servicing Agreement, into which the Service shall direct each Obligor under each Receivable to forward all payments in respect of such Receivable.

     "LOCK-BOX ACCOUNT" means the segregated account or accounts designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

     "LOCK-BOX AGREEMENT" means the Tri-Party Remittance Processing Agreement, dated as of March 31, 1997, among the Servicer, the Lock-Box Processor and Chase Manhattan, as amended, modified or supplemented from time to time in accordance with the terms thereof, unless such Agreement shall be terminated in accordance with its terms or the terms hereof, in which event "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the Note Insurer, among the Servicer, the Lock-Box Processor and the Indenture Trustee.

     "LOCK-BOX BANK" means, as of any date, a depository institution named by the Servicer and acceptable to the Note Insurer at which a Lock-Box Account is established and maintained as of such date.

     "LOCK-BOX PROCESSOR" means initially Chase Manhattan and its successors or any replacement or subcontracted Lock-Box Processor acceptable to the Note Insurer under the Lock-Box Agreement.

     "MAJORITYHOLDERS" means, as of any date of determination, Noteholders, holding in the aggregate more than 50% of the outstanding Note Balance.

     "MANDATORY SPECIAL REDEMPTION" means the portion, if any, of the Pre-Funded Amount remaining on deposit in the Pre-Funding Account after giving effect to the acquisition by the Transferor and the conveyance to the Trust of all Subsequent Receivables during the Funding Period, including any such acquisition and conveyance on the date on which the Funding Period ends.

                                  Annex A - 20

     "MEMORANDUM" means the Private Placement Memorandum dated June 13, 2001 relating to the Notes.

     "MONTHLY DEALER PARTICIPATION FEE" means, with respect to any Payment Date and Monthly Dealer Participation Fee Receivable, the portion of the related dealer participation fee earned during the related Collection Period as specified in the related Dealer Agreement.

     "MONTHLY DEALER PARTICIPATION FEE PAYMENT AMOUNT" means, with respect to any Payment Date, an amount equal to the aggregate collections allocable to Monthly Dealer Participation Fees actually received in respect of all Monthly Dealer Participation Fee Receivables for the related Collection Period.

     "MONTHLY DEALER PARTICIPATION FEE RECEIVABLE" means any Receivable to be paid in accordance with the Originator's "As-Earned Program" and designated as such on the Schedule of Receivables.

     "MOODY'S" means Moody's Investors Service, Inc., and any successors thereof.

     "NEGATIVE CARRY AMOUNT" means, with respect to any Payment Date relating to the Funding Period, the amount, if any, by which (i) the Pre-Funding Interest Amount exceeds (ii) the earnings received by the Trust Collateral Agent for such Collection Period from investment of the Pre-Funded Amount.

     "NEW KUNERT CASE" means Kunert v. Long Beach Acceptance Corp., Case No. BC246485, filed on March 8, 2001 in California Superior Court, Los Angeles County.

     "NON-REGISTERED NOTE" means a Note other than a Registered Note.

     "NOTE" means a Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note, as the case may be.

     "NOTE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

     "NOTE BALANCE" means, with respect to any Payment Date, the sum of the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance and the Class A-4 Note Balance.

     "NOTE INSURER" means Financial Security Assurance, Inc., a monoline insurance company incorporated under the laws of the State of New York, or its successors in interest as issuer of the Policy.

     "NOTE INSURER DEFAULT" shall mean any one of the following events shall have occurred and be continuing:

     (i) the Note Insurer fails to make a payment required under the Policy;

                                  Annex A - 21

     (ii) the Note Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

     (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

     "NOTE INTEREST" means, for any Payment Date, (i) with respect to the Class A-1 Notes, the Class A-1 Note Interest, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Interest, (iii) with respect to the Class A-3 Notes, the Class A-3 Note Interest and (iv) with respect to the Class A-4 Notes, the Class A-4 Note Interest.

     "NOTE OWNER" means, with respect to any Note registered in the name of the Clearing Agency or its nominee, the Person who is the beneficial owner of such Note, as reflected on the books of the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "NOTE PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make the payments on the Notes on behalf of the Issuer.

     "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement relating to the Notes, dated June 13, 2001, among Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp. and Greenwich Capital Markets, Inc., as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "NOTE RATE" means (i) with respect to the Class A-1 Notes, the Class A-1 Note Rate, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Rate,
(iii) with respect to the Class A-3 Notes, the Class A-3 Note Rate and (iv) with respect to the Class A-4 Notes, the Class A-4 Note Rate.

     "NOTE REGISTER" and "NOTE REGISTRAR" mean, respectively; the register maintained and the registrant appointed pursuant to Section 2.4 of the Indenture.

     "NOTEHOLDER" or "HOLDER" means the Person in whose name a Note shall be registered in the Note Register, except that so long as any Notes are outstanding, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture or the Sale and Servicing Agreement, any interest evidenced by any Note registered in the name of the Transferor, LBAC, the Servicer or any of their respective Affiliates, shall not be taken into


                                  Annex A - 22
account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

     "NOTICE OF CLAIM" means written or telecopied notice from the Trust Collateral Agent to the Note Insurer, substantially in the form of Exhibit A to the Policy.

     "OBLIGOR" means, with respect to a Receivable, the purchaser or co-purchasers of the related Financed Vehicle or any other Person who owes or may be liable for payments under such Receivable.

     "OFFICER'S CERTIFICATE" means (i) with respect to LBAC, the Transferor or the Servicer, a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant treasurer or any assistant controller of LBAC, the Transferor or the Servicer, as appropriate, and (ii) with respect to the Issuer, a certificate signed by an Authorized Officer of the Issuer.

     "OPINION OF COUNSEL" means a written opinion of counsel who may but need not be counsel to the Transferor or the Servicer, which counsel shall be acceptable to the Indenture Trustee and the Note Insurer, or the Owner Trustee and the Note Insurer, as applicable, and which opinion shall be acceptance to the Indenture Trustee and the Note Insurer or the Owner Trustee and the Note Insurer, as applicable, in form and substance. Such Opinion of Counsel shall not be at the expense of the Indenture Trustee, the Trust Collateral Agent, the Note Insurer or the Owner Trustee.

     "OPTIONAL REPURCHASED RECEIVABLE" means any Receivable repurchased by the Servicer pursuant to Section 4.2 of the Sale and Servicing Agreement (up to the limits specified therein).

     "ORIGINAL POOL BALANCE" means $170,000,000.

     "ORIGINAL PRE-FUNDED AMOUNT" means $60,000,000.

     "ORIGINATION DATE" means, with respect to any Receivable, the date specified in such Receivable as the date of execution thereof.

     "ORIGINATOR" means LBAC, as originator of the Receivables.

     "OWNER TRUST ESTATE" has the meaning assigned to such term in the Trust Agreement.

     "OWNER TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors-in-interest or any successor Owner Trustee under the Trust Agreement.

     "PAYAHEAD AMOUNT" means, with respect to Precomputed Receivables, payments remitted by the related Obligors prior to the Initial Cutoff Date, with respect to the Initial Receivables, and prior to the related Subsequent Cutoff Date, with respect to the Subsequent

                                  Annex A - 23

Receivables, in each case, in excess of the aggregate Scheduled Receivable Payments, Servicer expenses and late fees, if any, with respect to such Precomputed Receivables, retained by the Servicer in accordance with its payment application procedures.

     "PAYMENT DATE" means, for each Collection Period, the 13th day of the following month, or if the 13th day is not a Business Day, the next following Business Day, commencing July 13, 2001.

     "PAYMENT DEFERMENT AND DUE DATE CHANGE POLICIES" means the Payment Deferment Policy and the Due Date Change Policy attached to the Sale and Servicing Agreement as Exhibit D, as such policies may be amended from time to time, with the prior written consent of the Note Insurer.

     "PERSON" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "PLAN" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

     "PLEDGED PROPERTY" has the meaning specified in the Granting Clause of the Indenture.

     "POLICY" means the financial guaranty insurance policy No. 51109-N issued by the Note Insurer for the benefit of the Holders of the Notes issued pursuant to the Insurance Agreement, including any endorsements thereto.

     "POLICY CLAIM AMOUNT" shall have the meaning set forth in Section 6.2(a) of the Sale and Servicing Agreement.

     "POLICY EXPIRATION DATE" means the date on which the Notes have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Note Insurer have been paid in full and the Term Of This Policy (as defined in the Policy) has expired.

     "POLICY PAYMENTS ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

     "POOL BALANCE" means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables (excluding Liquidated Receivables and Purchased Receivables).

     "PRECOMPUTED RECEIVABLE" means any Actuarial Receivable or Rule of 78's Receivable.

                                  Annex A - 24

     "PREFERENCE CLAIM" shall have the meaning set forth in Section 6.3(b) of the Sale and Servicing Agreement.

     "PRE-FUNDED AMOUNT" means, with respect to (i) the first Payment Date, the Original Pre-Funded Amount, and (ii) any Payment Date thereafter, the amount on deposit in the Pre-Funding Account (not including any investment earnings thereon).

     "PRE-FUNDING ACCOUNT" means the account designated as such and established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

     "PRE-FUNDING INTEREST AMOUNT" means, with respect to any Payment Date relating to the Funding Period, an amount equal to one month's interest on the Pre-Funded Amount as of the last day of the related Collection Period at a rate equal to the sum of (a) the Weighted Average Note Rate, (b) the Indenture Trustee Fee Rate, (c) the Custodian Fee Rate, and (d) the rate at which the Premium for the Policy is calculated.

    "PREMIUM" shall have the meaning set forth in the Insurance Agreement.

    "PREMIUM LETTER" means the letter agreement dated the Closing Date among AMC, LBAC, the Indenture Trustee and the Note Insurer referring to payment of the Premium.

     "PRINCIPAL BALANCE" means, with respect to a Receivable, as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum of the following amounts (without duplication): (i) in the case of Precomputed Receivables, that portion of all Scheduled Receivable Payments on each such Receivable actually received on or prior to such day allocable to principal (A) prior to the Initial Cutoff Date or the Subsequent Cutoff Date, as applicable, using the actuarial or constant yield method and (B) thereafter, using the Simple Interest Method, PROVIDED, HOWEVER, that no amount applied as interest accrued on any such Precomputed Receivable for any single Collection Period will exceed 30 days' interest accrued thereon assuming a 360-day year consisting of twelve 30-day months; (ii) in the case of Simple Interest Receivables, that portion of all Scheduled Receivable Payments on such Receivable actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal;
(iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable; PROVIDED, HOWEVER, that the Principal Balance of a Receivable that has become a Liquidated Receivable shall equal zero.

     "PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Payment Date, the excess of the Principal Payment Amount and (without duplication) any outstanding Principal Carryover Shortfall from the preceding Payment Date, over the amount of principal actually paid to the holders of the Notes on such current Payment Date.

     "PRINCIPAL PAYMENT AMOUNT" means, (i) with respect to any Payment Date other than the Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date and the Class A-4 Final Scheduled Payment Date, the sum of the following amounts (without duplication):

                                  Annex A - 25

               (a) the principal portion, allocated pursuant to Section 5.3 of the Sale and Servicing Agreement, of all Scheduled Receivable Payments due during the related Collection Period and all prior Collection Periods and received during the related Collection Period on Precomputed Receivables, excluding Recoveries, and all payments of principal received on Simple Interest Receivables during such Collection Period (excluding Recoveries);

               (b) the principal portion of all prepayments in full received during the related Collection Period, including prepayments in full resulting from collections with respect to a Receivable received during the related Collection Period;

               (c) the portion of the Purchase Amount allocable to principal of each Receivable that was repurchased by the Originator or purchased by the Servicer in each case as of the last day of the related Collection Period and, at the option of the Note Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased;

               (d) the principal balance of each Liquidated Receivable that first became a Liquidated Receivable during the related Collection Period;

               (e) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the related Collection Period; and

               (f) if such Payment Date is the Final Period Payment Date, any Mandatory Special Redemption;

     (ii) with respect to the Class A-1 Final Scheduled Payment Date, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding Class A-1 Note Balance;

     (iii) with respect to the Class A-2 Final Scheduled Payment Date, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding Class A-2 Note Balance;

     (iv) with respect to the Class A-3 Final Scheduled Payment Date, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding Class A-3 Note Balance; and

     (v) with respect to the Class A-4 Final Scheduled Payment Date, an amount equal to the then outstanding Class A-4 Note Balance.

     "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

     "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of June 1, 2001, between the Transferor and LBAC, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC.

                                  Annex A-26

     "PURCHASE AMOUNT" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

     "PURCHASED RECEIVABLE" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2 and 4.7 of the Sale and Servicing Agreement or by LBAC pursuant to Section 3.4 of the Sale and Servicing Agreement.

     "RATED ENTITY" means a Person whose long-term unsecured debt obligations (at the time of the transfer of the Certificate pursuant to Section 3.7 of the Trust Agreement) are rated within the investment grade categories of each Rating Agency.

     "RATING AGENCY" means Standard & Poor's and Moody's and any successors thereof. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Note Insurer, notice of which designation shall be given to the Trust Collateral Agent, the Indenture Trustee and the Servicer.

     "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given ten (10) days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that teach of the Rating Agencies shall have notified the Transferor, the Servicer, the
Note Insurer, the Trust Collateral Agent, and Indenture Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

     "RECEIVABLE" means each retail installment sale contract for a Financed Vehicle which shall appear on the Schedule of Receivables (which Schedule of Receivables may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become Purchased Receivables.

     "RECEIVABLE FILES" means the documents specified in Section 3.3(b) of the Sale and Servicing Agreement.

     "RECORD DATE" means, with respect to any Payment Date or Determination Date, the close of business on the last day of the calendar month immediately preceding the month in which such Payment Date or Determination Date occurs.

     "RECOVERIES" means, with respect to a Liquidated Receivable, the monies collected from whatever source during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable

                                  Annex A-27
with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor.

     "REDEMPTION DATE" means in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture, the Payment Date specified by the Certificateholder pursuant to Section 10.1(a).

     "REDEMPTION PRICE" means the outstanding Note Balance as of the Redemption Date, plus all accrued and unpaid interest thereon as of such Redemption Date.

     "REGISTERED NOTE" means a Note that was sold pursuant to a registration statement that has been filed and has become effective under the Securities Act.

     "REGISTRAR OF TITLES" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "REIMBURSEMENT OBLIGATIONS" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement, the Insurance Agreement or the Premium Letter and with respect to which the Note Insurer has not been previously paid whether or not LBAC is obligated to pay such amounts.

     "REPURCHASE EVENT" shall have the meaning specified in Section 6.2 of the Purchase Agreement.

     "REQUISITE AMOUNT" shall have the meaning specified in the Spread Account Agreement.

     "RESPONSIBLE OFFICER" means, as to the Trust Collateral Agent, the Indenture Trustee, the Custodian and the Back-up Servicer or at such time as Chase Manhattan is the Servicer, an officer in Capital Markets Fiduciary Services of the Indenture Trustee having direct responsibility for the administration of the Basic Documents to which such entities are a party.

     "RULE 144A INFORMATION" means any information provided to any holder or prospective purchaser of Notes pursuant to Section 2.4(d) of the Indenture.

     "RULE OF 78's RECEIVABLE" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method, the "sum of periodic balances" method, the "sum of monthly balances" method or any equivalent method.

     "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of June 1, 2001, among the Issuer, the Transferor, the Servicer, Chase Manhattan, as Back-up Servicer, Trust Collateral Agent and Custodian, as the same may be amended or supplemented from time to time.

                                  Annex A-28

     "SCHEDULE OF RECEIVABLES" means the Schedule of Receivables attached as Schedule A to the Sale and Servicing Agreement, as the same may be amended or supplemented (including, without limitation, pursuant to any Transfer Agreement) from time to time.

     "SCHEDULED RECEIVABLE PAYMENT" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date in the case of an Initial Receivable, or the related Subsequent Transfer Date in the case of a Subsequent Receivable, the Obligor's obligation under such Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or (iii) modifications or extensions of the Receivable permitted by Section 4.2 of the Sale and Servicing Agreement, the Scheduled Receivable Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

     "SCHEDULED PAYMENTS" shall have the meaning assigned to such term in the Policy.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SERIES 2001-A SUPPLEMENT" means the Series 2001-A Supplement to Spread Account Agreement, dated as of June 1, 2001, by and among the Note Insurer, the Transferor, the Trust Collateral Agent and the Collateral Agent, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

     "SERVICER" means LBAC as the servicer of the Receivables and each successor to LBAC (in the same capacity) pursuant to Section 8.3(a) or 9.2 of the Sale and Servicing Agreement, other than with respect to representations of the Servicer under Section 8.1 of the Sale and Servicing Agreement.

     "SERVICER EXTENSION NOTICE" shall have the meaning set forth in Section
4.13 of the Sale and Servicing Agreement.

     "SERVICER TERMINATION EVENT" means an event specified in Section 9.1 of the Sale and Servicing Agreement.

     "SERVICER TERMINATION SIDE LETTER" means the letter from the Note Insurer to the Servicer, the Issuer and the Indenture Trustee dated as of June 1, 2001, with respect to the renewal term of the Servicer.

     "SERVICER'S CERTIFICATE" means a certificate completed and executed by a Servicing Officer pursuant to Section 4.9 of the Sale and Servicing Agreement.

     "SERVICING FEE" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to
Section 4.8 of the Sale and Servicing Agreement.

                                  Annex A - 29

     "SERVICING FEE RATE" means, with respect to any Payment Date, 2.45% per annum; PROVIDED, HOWEVER, that if the Back-up Servicer of another entity becomes the successor Servicer, the "Servicing Fee Rate" shall be equal to a rate not to exceed the Successor Servicing Fee Rate. Notwithstanding the foregoing, so long as LBAC is the Servicer and with respect to any Receivable as of any Determination Date, in the event that the sum (i) the Weighted Average Note Rate and (ii) the Servicing Fee Rate of such Determination Date, exceeds the adjusted APR on such Receivable, the Servicing Fee Rate with respect to such Receivable shall be adjusted downward in an amount equal to such excess; provided, that in no event shall such Servicing Fee Rate be less than zero.

     "SERVICING OFFICER" means any person whose name appears on a list of Servicing Officers delivered by the Servicer to the Trust Collateral Agent and the Note Insurer, as the same may be amended from time to time.

     "SIMPLE INTEREST EXCESS" means, for any Collection Period, the excess, if any, of (i) Collected Interest over (ii) Expected Interest for such Collection Period.

     "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

     "SIMPLE INTEREST RECEIVABLE" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "SIMPLE INTEREST SHORTFALL" means, for any Collection Period, the excess, if any, of (i) Expected Interest over (ii) the Collected Interest for such Collection Period.

     "SPREAD ACCOUNT" means the Spread Account established and maintained pursuant to the Spread Account Agreement.

     "SPREAD ACCOUNT AGREEMENT" means the Master Spread Account Agreement dated as of November 1, 1998, as amended and restated as of December 1, 2000, among the Transferor, the Note Insurer, Chase Manhattan, as Trustee, and the Collateral Agent, as supplemented by the Series 2001-A Supplement, in each case, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successors thereof.

     "STATE" means any State of the United States of America, or the District of Columbia.

     "STOCK PLEDGE AGREEMENT" means the Stock Pledge and Collateral Agency Agreement, dated as of March 1, 1997, among LBAC, the Note Insurer and Chase Manhattan, as

                                  Annex A - 30
trust collateral agent and collateral agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "SUBSEQUENT ASSIGNMENT" means each assignment dated as of the related Subsequent Cutoff Date by LBAC to the Transferor substantially in the form of Exhibit B to the Purchase Agreement, pursuant to which Subsequent Receivables are conveyed to the Trust.

     "SUBSEQUENT CUTOFF DATE" means the close of business on the last day of the calendar month immediately preceding the related Subsequent Transfer Date, as set forth in the related Transfer Agreement.

     "SUBSEQUENT RECEIVABLES" means the Receivables transferred by LBAC to the Transferor pursuant to a Subsequent Assignment and by the Transferor to the Trust pursuant to a Transfer Agreement, in each case on the related Subsequent Transfer Date, which Receivables will be listed on Schedule A to the related Subsequent Assignment and Transfer Agreement and will be treated as incorporated by reference in the Schedule of Receivables pursuant to the related Subsequent Assignment and Transfer Agreement.

     "SUBSEQUENT RECEIVABLES PURCHASE PRICE" shall have the meaning set forth in the related Transfer Agreement.

     "SUBSEQUENT SPREAD ACCOUNT DEPOSIT" shall have the meaning specified in the Spread Account Agreement.

     "SUBSEQUENT TRANSFER DATE" shall have the meaning specified in the related Transfer Agreement.

     "SUBSEQUENT TRANSFERRED PROPERTY" shall have the meaning specified in
Section 2.3(a) of the Purchase Agreement.

     "SUBSEQUENT TRUST ASSETS" means all money, instruments, rights and other property transferred by the Transferor to the Trust set forth in items (i) through (x) of Section 2.2(a) of the Sale and Servicing Agreement, including all proceeds thereof.

     "SUCCESSOR SERVICING FEE RATE" means, with respect to any Payment Date, 2.45% per annum.

     "TERMINATION DATE" means the latest of (i) the expiration of the Policy and the return of the Policy to the Note Insurer for cancellation, (ii) the date on which the Note Insurer shall have received payment and performance by the Issuer of its obligations under the Indenture and under the Basic Documents and (iii) the date on which the Indenture Trustee shall have received payment and performance by the Issuer of its obligations under the Indenture and under the Basic Documents.

     "TEXAS UCC" shall have the meaning set forth in Section 2.4 of the Sale and Servicing Agreement.

                                  Annex A - 31

     "TITLE PACKAGE" means (i) a Lien Certificate noting the lien of the Originator of the Financed Vehicle, (ii) evidence that documentation has been submitted to the appropriate state motor vehicle authority to obtain a Lien Certificate noting the lien of the Originator of the Financed Vehicle or (ii) a Dealer Title Guaranty, if any.

     "TRANSFER AGREEMENT" means each Transfer Agreement, substantially in the form of Exhibit H to the Sale and Servicing Agreement, dated as of the related Subsequent Transfer Date, among the Transferor, the Originator and the Trust Collateral Agent, pursuant to which Subsequent Receivables are conveyed to the Trust, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "TRANSFEROR" means Long Beach Acceptance Receivables Corp., a Delaware corporation, its successors and assigns.

     "TRANSFERRED PROPERTY" means the Initial Transferred Property or the Subsequent Transferred Property, as applicable.

     "TRIGGER EVENT" shall have the meaning assigned to such term in the Spread Account Agreement.

     "TRUST AGREEMENT" means the Amended and Restated Trust Agreement, dated as of June 1, 2001, between the Transferor and the Owner Trustee, as the same may be amended or supplemented from time to time.

     "TRUST ASSETS" means collectively, the Initial Trust Assets and the Subsequent Trust Assets.

     "TRUST COLLATERAL AGENT" means the Person acting as Trust Collateral Agent under the Sale and Servicing Agreement, its successor-in-interest, and any successor Trust Collateral Agent thereunder.

     "TRUST OFFICER" means, (i) in the case of the Trust Collateral Agent, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the Corporate Trust Office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of all or any part of this Indenture or any of the Basic Documents on Behalf of the Owner Trustee.

     "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

     "VSI POLICY" means, as of the Closing Date, (i) the vendor's single interest physical damage insurance policy No. 1-5529-1344 NI issued by BALBOA Life and Casualty, (ii) the vendor's single interest physical damage insurance policy No. LS 700 9-0254 issued by Old Republic Minnehoma Insurance Company, (iii) the vendor's single interest physical damage

                                Annex A-32
insurance policy No. CIM2187817 issued by Utica National Insurance Group or
(iv) the vendor's single interest physical damage insurance policy No. UL6160 issued by Ohio Indemnity Company, as applicable, with respect to the Financed Vehicles covered thereby, in each case in which LBAC is the named insured and the Trust Collateral Agent is an additional named insured; provided, that in the reasonable discretion of the Servicer any of the aforementioned policies may be canceled and replaced with a substitute insurance policy, or, with the prior written consent of the Note Insurer, the Servicer may self-insure against the risk previously covered by the cancelled policy.

     "WEIGHTED AVERAGE NOTE RATE" means, as of any Determination Date, the weighted average of the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate and the Class A-4 Note Rate (weighted based on the outstanding Class A-1 Note Balance, the outstanding Class A-2 Note Balance, the outstanding Class A-3 Note Balance and the outstanding Class A-4 Note Balance as of such Determination Date).


                                Annex A-33

                                                                  EXHIBIT A-1

                              Issuer's Certificate
                             pursuant to Section 3.4
                            of the Sale and Servicing
                                    Agreement

Reference is made to the Sale and Servicing Agreement (the "Agreement"), dated as of June 1, 2001, among Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., as originator and as servicer, The Chase Manhattan Bank, as trust collateral agent, custodian and back-up servicer and Long Beach Acceptance Auto Receivables Trust 2001-A, as issuer (the "Issuer"). The Issuer does hereby sell, transfer, assign, and otherwise convey to LBAC, without recourse, representation, or warranty, all of the Issuer's right, title, and interest in and to all of the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by LBAC pursuant to Section 3.4 of the Agreement, and all security and documents relating thereto.

IN WITNESS WHEREOF I have hereunto set my hand this __ day of ___________, ___.

                   ___________________________________________________________



                                      A-1-1

                                                                 EXHIBIT A-2

                              Issuer's Certificate
                             pursuant to Section 4.7
                            of the Sale and Servicing
                                    Agreement

Reference is made to the Sale and Servicing Agreement (the "Agreement"), dated as of June 1, 2001, among Long Beach Acceptance Receivables Corp., Long Beach Acceptance Corp., as originator and as servicer, The Chase Manhattan Bank, as trust collateral agent, custodian and back-up servicer and Long Beach Acceptance Auto Receivables Trust 2001-A, as issuer (the "Issuer"). The Issuer does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the Issuer's right, title, and interest in and to all of the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be purchased by the Servicer pursuant to Section 4.7 of the Agreement, and all security and documents relating thereto.

IN WITNESS WHEREOF I have hereunto set my hand this __ day of __________, ____.

                              ________________________________________________



                                      A-2-1

                                                                   EXHIBIT B-1

                             SERVICER'S CERTIFICATE
               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A
                      4.010% ASSET-BACKED NOTES, CLASS A-1
                      4.430% ASSET-BACKED NOTES, CLASS A-2
                      5.198% ASSET-BACKED NOTES, CLASS A-3
                      5.804% ASSET-BACKED NOTES, CLASS A-4



                                     B-1-1

                                                                   EXHIBIT B-2

                         Form of Loan Master File Layout







                                      B-2-1

                                                                   EXHIBIT C

                              INTENTIONALLY OMITTED

                                                                     EXHIBIT D

                            PAYMENT DEFERMENT POLICY

o LBAC may grant a payment deferment provided that the deferment period does not exceed 1 month (2 months if 12 or more payments have been made and if the deferment is granted in writing by the President, or an Executive Vice President, or the National Collections Manager, or a Regional Manager).

o Not more than 1 deferment event (which may consist of a 2 month deferment according to the exceptions included in the policy) may be granted during any 12-month period.

o The aggregate of all deferment periods during the term of a Receivable may not exceed the lesser of 8 months or 50% of the weighted average life of the original term of the Receivable (including deferments granted both before and after the related Cutoff Date).

o        At least 6 payments must be made before a deferment may be granted.

o        A request for a deferment must be made in writing.

o The deferment must bring the account current, so that after the deferment is processed no payment is then due.

o Except as otherwise set forth in this policy, deferments must be granted in writing by the Collection Manager or someone of equal or higher rank.

o A deferment fee will be collected for each deferment if allowed by applicable law and may be waived or deferred only by the President, or an Executive Vice President, or the National Collections Manager, or a Regional Manager; PROVIDED, HOWEVER, that no deferment will be granted unless the Servicer believes in good faith that the account probably would default in the reasonably foreseeable future if a deferment is not approved.

o Deferments which do not meet the above criteria may be granted in writing on an exception basis (e.g., when required by law) by the President, or an Executive Vice President, or the National Collections Manager, or a Regional Manager.

o As of October 1, 2001, and the first day of each calendar quarter thereafter, the aggregate number of Receivables the terms of which have been extended during the preceding calendar quarter shall not exceed 4% of the number of Receivables at the beginning of the preceding calendar quarter.

o No deferment may extend the date for final payment of a Receivable beyond the last day of the record Collection Period preceding the Class A-4 Final Scheduled Payment Date.

                             DUE DATE CHANGE POLICY

o LBAC may grant a due date change, PROVIDED that the new due date is within 20 days of the current due date.

o Not more than 2 due date changes may be granted over the term of a Receivable.

o If 2 due date changes are granted, the total number of days by which the maturity date is extended may not exceed 20.

o        A request for a due date change must be made in writing.

o        The account must be current at the time the request is received.

o Due date changes must be granted in writing by the Collection Manager or someone of equal or higher rank.

o No due date change may be granted if the aggregate of all deferment periods and the requested due date change would exceed the lesser of 8 months or 50% of the original term of the Receivable.

                                                                     EXHIBIT E

                             DOCUMENTATION CHECKLIST

CUSTOMER:
         --------------------------------------------------------------------

ACCOUNT NUMBER:
               --------------------------------------------------------------

This funding package contains the following initialed items:

        1.       Installment contract with proper signatures and Dealer
                 endorsements                            1.__________________

        2.       Copy of signed credit application       2.__________________

        3.       References as described in the Program
                 Guidelines                              3.__________________

        4.       Proof of income as described in the
                 Program Guidelines                      4.__________________

        5.       Copy of driver's license for all
                 licensed signors                        5.__________________

        6.       Title information  (application and
                 copy of existing title, receipt
                 of  registration, or title copy
                 already received) with lien notation
                 thereon, or Dealer Title Guaranty       6.__________________

        7.       Invoice or copy of computer screen
                 printout showing NADA value, NADA book
                 page, Kelley printout or Kelley Blue
                 Book page                               7.__________________

        8.       In the case of a used Financed Vehicle,
                 odometer statement (if not on
                 title info)                             8.__________________

        9.       Signed  agreement to provide insurance
                 and verification paper or other
                 evidence of verification of insurance
                 coverage                                9.__________________

        10.      Notice to cosignor, if required        10._________________

        11.      Service contract or warranty papers    11._________________

        12.      Life, accident, health and GAP
                 insurance policy copies, as applicable 12._________________

        13.      Signed purchase order from dealer to
                 customer                               13._________________

                                                                     EXHIBIT F

                  [Form of Request for Transfer of Possession]

                                ___________, 20__


The Chase Manhattan Bank
450 West 33rd St., 14th Floor
New York, NY 10001
Attention:  Capital Markets Fiduciary Services

Attention:  __________
Telephone:  ___________
Telecopy:  ____________

Ladies and Gentlemen:

Reference is made to the Sale and Servicing Agreement, dated as of June 1, 2001 (the "Sale and Servicing Agreement"), among LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation, as transferor, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, as originator and servicer, LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A, a Delaware business trust, as issuer (the "Issuer"), THE CHASE MANHATTAN BANK, a New York banking corporation, as trust collateral agent, back-up servicer and custodian (in such capacity, the "Custodian"). Capitalized terms used but not defined in this letter have the meanings set forth in the Sale and Servicing Agreement.

The Servicer hereby requests that the Custodian transfer possession of the Legal Files, or such portion of the Legal Files as is identified herein, relating to the Receivables listed in Annex A hereto to [the Servicer] [________________ as subservicer (the "Subservicer") for the Servicer] [for purposes of collection or presentation, renewal or registration of transfer (unless the related Receivables' Owner objects to this request to the Custodian (i) by 5:00 PM on the same Business Day this request is made if it is made by 1:00 PM or (ii) by 11:00 AM on the next Business Day if this request is made after 1:00 PM] [for purposes of correcting deficiencies in the Legal Files], the possession of which is transferred pursuant to this request will be transferred subject to a Custodial Letter duly executed by [the Servicer] [the Subservicer] and a Transfer Notice duly executed by the Custodian. [The portion of the Legal Files requested for transfer of possession hereunder is ___________.]


                                            Very truly yours,


                                            LONG BEACH ACCEPTANCE CORP.


                                            By: _______________________________

                                            Name:______________________________

                                            Title:_____________________________

                                                                  EXHIBIT G

                           [Form of Custodial Letter]

                                ___________, 20__


The Chase Manhattan Bank
450 West 33rd St., 14th Floor
New York, NY 10001
Attention:  Capital Markets Fiduciary Services

Attention:  __________
Telephone:  ___________
Telecopy:  ____________

Ladies and Gentlemen:

Reference is made to the Sale and Servicing Agreement, dated as of June 1, 2001 (the "Sale and Servicing Agreement"), among LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation, as transferor, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, as originator and servicer, LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A, a Delaware business trust, as issuer (the "Issuer"), THE CHASE MANHATTAN BANK, a New York banking corporation, as trust collateral agent, custodian and back-up servicer. Capitalized terms used but not defined in this letter have the meanings set forth in the Sale and Servicing Agreement.

[The Servicer] [_____________________, as Subservicer (the "Subservicer") for the Servicer] acknowledges that the Issuer is owner of all Receivables (and their proceeds). The Agreement provides that the Servicer, or the Subservicer, may request from time to time that possession of all or a portion of the Legal Files delivered to and held by the Custodian pursuant to the Sale and Servicing Agreement be transferred to [the Servicer] [the Subservicer] [for purposes of collection, or presentation, renewal or registration of transfer] [for purposes of correcting deficiencies in the Legal Files]. Subject to the terms of the Sale and Servicing Agreement, the Custodian is authorized to so transfer possession of such Legal Files, or portion thereof, such transfer of possession to be accomplished pursuant to a Transfer Notice substantially in the form of Annex A to this Custodial Letter.

[The Servicer] [The Subservicer] hereby agrees as follows:

(a) [The Servicer] [The Subservicer] acknowledges that the possession of any such Legal Files will be so transferred subject to this Custodial Letter and that they are and will continue to be the sole property of the Issuer.

(b) [The Servicer] [The Subservicer] agrees that such Legal Files will be returned to the Custodian immediately upon notice by the Custodian or the Trust Collateral Agent that sixty (60) days have elapsed from the date of such transfer; PROVIDED, that instead of sixty (60) days, the time limit applicable to any certificate of title is one hundred twenty (120) days.

(c) The Legal Files will not be used for any purpose other than that for which [the Servicer] [the Subservicer] hereby requests such transfer of possession.

(d) At all times while the Legal Files are in [the Servicer's] [the Subservicer's] possession, [the Servicer] [the Subservicer] will hold the Legal Files IN TRUST for the Indenture Trustee, the Issuer, the Noteholders and the
Note Insurer.

(e) [The Servicer] [The Subservicer] will include this Custodial Letter and each Transfer Notice in its business records.

(f) [The Servicer] [The Subservicer] will not deliver the Legal Files to any person other than the Custodian except with the prior written consent of the Trust Collateral Agent.

This Custodial Letter shall be governed by and construed in accordance with the laws of the State of Texas.

                                            LONG BEACH ACCEPTANCE CORP.

                                            By: ______________________________

                                            Name:_____________________________

                                            Title:____________________________


                                            [SUBSERVICER'S NAME]

                                            By: ______________________________

                                            Name: ____________________________

                                            Title:____________________________

                                       EXHIBIT G - ANNEX A to Custodial Letter

                            [Form of Transfer Notice]




[Long Beach Acceptance Corp.
One Mack Centre Drive
Paramus, New Jersey 07652
Telecopy:  (201) 262-6868]

[Subservicer (the "Subservicer")
Address
Address
Telecopy:_______________________]


Ladies and Gentlemen:


Reference is made to the Sale and Servicing Agreement, dated as of June 1, 2001 (the "Sale and Servicing Agreement"), among LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation, as transferor, LONG BEACH ACCEPTANCE CORP., a Delaware corporation, as originator and servicer, LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A, a Delaware business trust, as issuer (the "Issuer"), THE CHASE MANHATTAN BANK, a New York banking corporation, as trust collateral agent, back-up servicer and custodian. Capitalized terms used but not defined in this letter have the meanings set forth in the Sale and Servicing Agreement.

The possession of the Legal Files relating to the Receivables listed in Annex A is transferred to you IN TRUST for the Issuer, the Indenture Trustee, the Note Holders and the Note Insurer, subject to the terms and provisions of the Sale and Servicing Agreement, and subject to the Custodial Letter you executed pursuant to Section 3.5(c) of the Sale and Servicing Agreement.

                                            Very truly yours,

                                            THE CHASE MANHATTAN BANK


                                            By: ______________________________

                                            Name: ____________________________

                                            Title:____________________________

                                        EXHIBIT G - ANNEX A to Transfer Notice


         Receivable                 Amount of                   Name of
          Number                   Receivable            Receivable Borrower
------------------------------------------------------------------------------

                                                                    EXHIBIT H


                           FORM OF TRANSFER AGREEMENT

         TRANSFER NO. __________ OF SUBSEQUENT RECEIVABLES, dated as of ___________, 2001, among LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2001-A, a Delaware business trust (the "Issuer" or the "Trust"), LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("LBAC" or the "Originator"), LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation (the "Transferor"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trust collateral agent (in such capacity, the "Trust Collateral Agent"), back-up servicer and custodian pursuant to the Sale and Servicing Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, LBAC, the Transferor, the Issuer and the Trust Collateral Agent are parties to the Sale and Servicing Agreement, dated as of June 1, 2001 (the "Sale and Servicing Agreement");

         WHEREAS, LBAC and the Transferor are parties to the Purchase Agreement, dated as of June 1, 2001 (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement and the Subsequent Assignment, LBAC desires to convey certain Subsequent Receivables to the Transferor and pursuant to the Sale and Servicing Agreement and this Agreement the Transferor desires to convey such Subsequent Receivables to the Issuer; and

         WHEREAS, the Issuer is willing to accept such conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Issuer, the Transferor, the Trust Collateral Agent and LBAC hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         "Agreement" means this Transfer Agreement and all amendments hereof and supplements hereto.

         "Subsequent Cutoff Date" means, with respect to the Subsequent Receivables conveyed hereby, the close of business of the last day of the calendar month immediately preceding the Subsequent Transfer Date, which date is
_______________.

         "Subsequent Receivables" means the Receivables identified on the supplement to the Schedule of Receivables attached as Schedule A hereto.

         "Subsequent Receivables Purchase Price" means $__________.

         "Subsequent Spread Account Deposit" means $__________.

         "Subsequent Transfer Date" means, with respect to the Subsequent Receivables conveyed hereby, _________________.

         "Subsequent Transferred Property" shall have the meaning specified in
Section 2.3(a) of the Purchase Agreement.

SECTION 2. SCHEDULE OF SUBSEQUENT RECEIVABLES. Annexed hereto as Schedule A is a supplement to the Schedule of Receivables listing the Subsequent Receivables to be conveyed by the Transferor to the Issuer pursuant to this Agreement and the Sale and Servicing Agreement on the Subsequent Transfer Date.

SECTION 3. CONVEYANCE OF SUBSEQUENT RECEIVABLES. Subject to the conditions set forth in Section 5 hereof, in consideration of the payment of the Subsequent Receivables Purchase Price to or upon the written order of the Transferor, the Transferor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, in trust for the benefit of the Noteholders and the Note Insurer, without recourse, all right, title and interest of the Transferor in and to:

         (1) the Subsequent Receivables listed in Schedule A hereto, all monies received on such Subsequent Receivables after the Subsequent Cutoff Date and, with respect to any Subsequent Receivables which are Precomputed Receivables, the related Payahead Amount, and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables;

         (2) the security interests in the Financed Vehicles granted by the related Obligors pursuant to the Subsequent Receivables and any other interest of the Transferor in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

         (3) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

         (4) property (including the right to receive future Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of such Subsequent Receivable;

         (5) this Agreement, the Purchase Agreement and the Guarantee, including, without limitation, a direct right to cause LBAC to purchase Subsequent Receivables from the Trust upon the occurrence of a breach of any of the representations and warranties contained in Section 4 of this Agreement or the failure of LBAC to timely comply with its obligations pursuant to Section
5.5 of the Purchase Agreement;

         (6) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or a related

Financed Vehicle or his or her obligations with respect to a related Financed Vehicle and any recourse to Dealers for any of the foregoing;

         (7) the Legal Files and the Receivable Files related to each Subsequent Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to the Subsequent Receivables, the related Obligors or the related Financed Vehicles;

         (8) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Subsequent Receivables;

         (9) any proceeds from recourse against the Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title Guaranties with respect to the Subsequent Receivables, with respect to the sale of the Subsequent Receivables; and

         (10) the proceeds of any and all of the foregoing.

         The Transferor represents and warrants that the Subsequent Receivables and other Transferred Property are being transferred with the intention of removing them from the Transferor's estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. The Originator makes the following representations and warranties as to the Subsequent Receivables and the other Transferred Property relating thereto on which the Transferor relies in accepting the Subsequent Receivables and the other Transferred Property relating thereto and on which the Note Insurer will rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer, and assignment of the Subsequent Receivables and the other Transferred Property relating thereto to the Transferor and the subsequent assignment and transfer pursuant to the Sale and Servicing Agreement:

         (1) ORIGINATION DATE. Each Subsequent Receivable has an Origination Date on or after __________________.

         (2) PRINCIPAL BALANCE/NUMBER OF CONTRACTS. As of the Subsequent Cutoff Date, the total aggregate Principal Balance of the Subsequent Receivables was $_______________. The Subsequent Receivables are evidenced by _______ retail installment sale contracts.

         (3) MATURITY OF SUBSEQUENT RECEIVABLES. Each Subsequent Receivable has an original term to maturity of not less than [__] months and not more than [__] months; the weighted average original term to maturity of the Subsequent Receivables is [___] months as of the Subsequent Cutoff Date; the remaining term to maturity of each Subsequent Receivable was __ months or less as of the Subsequent Cutoff Date; the weighted average remaining term to maturity of the Subsequent Receivables was [___] months as of the Subsequent Cutoff Date.

         (4) CHARACTERISTICS OF SUBSEQUENT RECEIVABLES. (A) Each Subsequent Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Subsequent Receivables in the State where such Dealer was located, has been fully and properly executed by the parties thereto and has been purchased by LBAC from such Dealer under an existing Dealer Agreement with LBAC, in connection with the sale of Financed Vehicles by the Dealers, and was validly assigned by such Dealer to LBAC in accordance with its terms, (2) has created a valid, subsisting and enforceable first priority security interest in favor of LBAC in the Financed Vehicle, which security interest is assignable and has been validly assigned by LBAC to the Transferor, which in turn has been validly pledged by the Transferor to the Trust pursuant to the Sale and Servicing Agreement, which in turn has been validly assigned by the Issuer to the Indenture Trustee pursuant to the Indenture, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security,
(4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the first or last payment, which may be minimally different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual Percentage Rate of not less than ____%, (6) in the case of a Subsequent Receivable that is a Precomputed Receivable, in the event that such Subsequent Receivable is prepaid, provides for a prepayment that fully pays the Principal Balance and includes, unless prohibited by applicable law, a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Precomputed Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer to an Obligor and was sold by the Dealer to LBAC without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor; and (B) approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables, constituting [ ]% of the number of contracts, as of the Subsequent Cutoff Date, represents financing of used automobiles, vans, sport utility vehicles or light duty trucks; the remainder of the Subsequent Receivables represent financing of new automobiles, vans, sport utility vehicles or light duty trucks; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Class I program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Class IIA program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Class IIB program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Class III program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Class IV program; no Subsequent Receivable shall have a payment that is more than 29 days overdue (calculated on the basis of a 360-day year of twelve 30-day months) as of the Subsequent Cutoff Date; [ ]% of the Subsequent Receivables are Precomputed Receivables and [ ]% of the Subsequent Receivables are Simple Interest Receivables; each Subsequent Receivable shall have a final scheduled payment due no later than _____________, 200__; and each Subsequent Receivable was originated on or before the Subsequent Cutoff Date.

         (5) SCHEDULED PAYMENTS. Each Subsequent Receivable had an original Principal Balance of not less than $______ nor more than $__________, has an outstanding Principal Balance as of the Subsequent Cutoff Date of not less than $_______ and not more than $__________ and has a first Scheduled Payment due, in the case of Precomputed Receivables, or a scheduled due date, in the case of Simple Interest Receivables, on or prior to ____________, ____.

         (6) NO BANKRUPTCIES. No Obligor was bankrupt at the time of origination of the related Subsequent Receivable and no Obligor on any Subsequent Receivable as of the Subsequent Cutoff Date was noted in the related Receivable File as having filed for bankruptcy since origination of the Subsequent Receivable and neither discharged, dismissed nor reaffirmed.

         (7) ORIGINATION OF SUBSEQUENT RECEIVABLES. Based on the location of the Dealers and the Principal Balances as of the Subsequent Cutoff Date, approximately [ ]% of the Subsequent Receivables were originated in California and the remaining [ ]% of the Subsequent Receivables were originated in other States.

         (8) LOCKBOX. Prior to the Subsequent Transfer Date, the Transferor will notify each Obligor to make payments with respect to its respective Subsequent Receivable after the Subsequent Cutoff Date directly to the Lockbox, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Lockbox.

         (9) LOCATION OF LEGAL FILES; ONE ORIGINAL. A complete Legal File with respect to each Subsequent Receivable has been or prior to the Subsequent Transfer Date will be delivered to the Custodian at the location listed in Schedule B to the Sale and Servicing Agreement. There is only one original executed copy of each Subsequent Receivable.

         (10) SCHEDULE OF SUBSEQUENT RECEIVABLES; SELECTION PROCEDURES. The information with respect to the Subsequent Receivables set forth in the Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Subsequent Cutoff Date and the Subsequent Transfer Date, and no selection procedures adverse to the Trust, the Noteholders or to the Note Insurer have been utilized in selecting the Subsequent Receivables. The computer tape or other listing regarding the Subsequent Receivables made available to the Transferor and its assigns is true and correct as of the Subsequent Cutoff Date and the Subsequent Transfer Date in all respects. By the Subsequent Transfer Date, LBAC will have caused the portions of LBAC's servicing records relating to the Subsequent Receivables to be clearly and unambiguously marked to show that the Subsequent Receivables constitute part of the Trust Assets and are owned by the Trust in accordance with the terms of the Sale and Servicing Agreement.

         (11) COMPLIANCE WITH LAW. Each Subsequent Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Subsequent Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z effective October 1, 1998 concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the California Automobile

Sales Finance Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

         (12) BINDING OBLIGATION. Each Subsequent Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms and all parties to each Subsequent Receivable had full legal capacity to execute and deliver such Subsequent Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

         (13) NO GOVERNMENT, CORPORATE OR FLEET OBLIGOR. None of the Subsequent Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State. All of the Subsequent Receivables are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer Financed Vehicles and (b) the related Subsequent Receivable or Subsequent Receivables have the benefit of the personal guaranty of a natural person or persons. No Subsequent Receivable has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

         (14) SECURITY INTEREST IN FINANCED VEHICLE. Immediately prior to the sale, assignment, and transfer thereof, each Subsequent Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of LBAC as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials or any other non-consensual lien affecting a Financed Vehicle arising subsequent to the Subsequent Transfer Date), and either (i) all necessary and appropriate actions have been taken that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of LBAC as secured party, and the Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for a new or replacement Lien Certificate will be received within 150 days of the Subsequent Transfer Date and will show LBAC named as the original secured party under any such Subsequent Receivable and the holder of a first priority security interest in such Financed Vehicle, or (ii) a Dealer Title Guaranty has been obtained with respect to such Financed Vehicle. With respect to each Subsequent Receivable for which the Lien Certificate has not yet been submitted to, or returned from, the Registrar of Titles, LBAC has received either (i) written evidence from the related Dealer that such Lien Certificate showing LBAC as the first lienholder has been applied for or (ii) a Dealer Title Guaranty with respect to such Financed Vehicle. Immediately after the sale, transfer and assignment thereof to the Trust, each Subsequent Receivable will be secured by an enforceable first priority security interest in the Financed Vehicle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for the lien of the Indenture and for any lien for taxes, labor or materials or any other non-consensual lien affecting a Financed Vehicle arising subsequent to the Subsequent Transfer Date).

         (15) SUBSEQUENT RECEIVABLES IN FORCE. No Subsequent Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Subsequent Receivable in whole or in part. No provisions of any Subsequent Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Legal File on the Subsequent Transfer Date. No Subsequent Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         (16) NO WAIVER. No provision of a Subsequent Receivable has been waived.

         (17) NO AMENDMENTS. No Subsequent Receivable has been amended except to the extent reflected in the related Legal File on the Subsequent Transfer Date.

         (18) NO DEFENSES. Except for the Disclosed Cases, as of the Subsequent Transfer Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Subsequent Receivable. The operation of the terms of any Subsequent Receivable or the exercise of any right thereunder will not render such Subsequent Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim or defense.

         (19) NO LIENS. As of the Subsequent Transfer Date, there are no liens or claims existing or which have been filed for work, labor, storage, materials or taxes relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Subsequent Receivable.

         (20) NO DEFAULT; REPOSSESSION. Except for payment delinquencies continuing for a period of not more than twenty-nine days (calculated on the basis of a 360-day year of twelve 30-day months), as of the Subsequent Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Subsequent Receivable has occurred and not been cured; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Subsequent Receivable has arisen; and LBAC shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Subsequent Cutoff Date.

         (21) INSURANCE; OTHER. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Subsequent Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage which is in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the Obligor under the related Subsequent Receivable and names LBAC and its successors and assigns as loss payee and each Subsequent Receivable requires the Obligor to obtain and maintain such insurance naming LBAC and its successors and assigns as an additional insured, (B) each Subsequent Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming LBAC as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Subsequent Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Subsequent Receivable is covered by an extended service contract.

         (22) TITLE. It is the intention of LBAC that the transfer and assignment of the Subsequent Receivables contemplated in the Purchase Agreement constitute a sale of the Subsequent Receivables from LBAC to the Transferor and that the beneficial interest in and title to such Subsequent Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against LBAC under any bankruptcy law. No Subsequent Receivable has been sold, transferred, assigned, or pledged by LBAC to any Person other than the Transferor or by the Transferor to any Person other than the Trust except with respect to any such pledge that has been released on or prior to the Subsequent Transfer Date. Immediately prior to the transfer and assignment of the Subsequent Receivables contemplated in the Purchase Agreement, LBAC had good and marketable title to each Subsequent Receivable, and was the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Transferor shall have good and marketable title to each such Subsequent Receivable, and will be the sole owner thereof, free and clear of all Liens, encumbrances, security interests, and rights of others other than the Lien of the Indenture, and each such transfer has been perfected under the UCC. Immediately prior to the transfer and assignment by the Transferor to the Trust contemplated by this Agreement and the Sale and Servicing Agreement, the Transferor shall have good and marketable title to each Subsequent Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others other than the Lien of the Indenture and, immediately upon the transfer thereof pursuant to this Agreement and the Sale and Servicing Agreement, the Trust shall have good and marketable title to each such Subsequent Receivable, and will be the sole owner thereof, free and clear of all Liens, encumbrances, security interests and rights of others other than the Lien of the Indenture, and each such transfer has been perfected under the UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Subsequent Receivable. Neither the Transferor nor LBAC has taken any action to convey any right to any Person that would result in such Person having a right to payments received under any insurance policies related to the Subsequent Receivables or the Financed Vehicles or the related Dealer Agreements or to payments due under such Subsequent Receivables.

         (23) LAWFUL ASSIGNMENT. No Subsequent Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Subsequent Receivable under the Purchase Agreement, this Agreement or the Sale and Servicing Agreement shall be unlawful, void or voidable. LBAC has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Subsequent Receivables.

         (24) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected ownership interest in the Subsequent Receivables and the proceeds thereof and the other Transferred Property (other than the Financed Vehicles) have been made.

         (25) CHATTEL PAPER. Each Subsequent Receivable constitutes "chattel paper" under the UCC.

         (26) VALID AND BINDING OBLIGATION OF OBLIGOR. Each Subsequent Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

         (27) TAX LIENS. As of the Subsequent Transfer Date, there is no lien against the related Financed Vehicle for delinquent taxes.

         (28) TITLE DOCUMENTS. (A) If a Subsequent Receivable was originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Subsequent Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle, the title document will be received within 150 days following the Subsequent Transfer Date and will show, LBAC named as the secured party under the related Subsequent Receivable as the holder of a first priority security interest in such Financed Vehicle and (B) if the Subsequent Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show LBAC named as the original secured party under the related Subsequent Receivable, and in either case, the Trust has the same rights as such secured party has or would have (if such secured party were still the owner of the Subsequent Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Subsequent Receivable for which the relevant Dealer is temporarily unable to furnish either an original Lien Certificate or satisfactory evidence that the appropriate lien has been recorded on the related certificate of title or documentation has been submitted to the appropriate state motor vehicle authority to record such lien on such certificate of title, LBAC has received the related Dealer Title Guaranty.

         (29) CASUALTY. As of the Subsequent Cutoff Date, no Financed Vehicle related to a Subsequent Receivable has suffered a Casualty.

         (30) OBLIGATION TO DEALERS OR OTHERS. The Transferor and its assignees will assume no obligation to Dealers or other originators or holders of the Subsequent Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Subsequent Receivables.

         (31) FULL AMOUNT FINANCED ADVANCED. The full Amount Financed of each Subsequent Receivable has been advanced to or on behalf of each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Subsequent Receivable does not have any option under the Subsequent Receivable to borrow from any person additional funds secured by the Financed Vehicle.

         (32) NO IMPAIRMENT. Neither LBAC nor the Transferor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Subsequent Receivables or otherwise to impair the rights of the Trust, the Noteholders or the Note Insurer in any Subsequent Receivable or the proceeds thereof.

         (33) SUBSEQUENT RECEIVABLES NOT ASSUMABLE. No Subsequent Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Transferor or LBAC with respect to such Subsequent Receivable.

         (34) SERVICING. The servicing of each Subsequent Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in the Sale and Servicing Agreement; other than LBAC and any Back-up Servicer arrangement that has been entered into, no other person has the right to service any Subsequent Receivable.

         (35) ILLINOIS SUBSEQUENT RECEIVABLES. (a) LBAC does not own a substantial interest in the business of a Dealer within the meaning of Illinois Sales Finance Agency Act Rules and Regulations, Section 160.230(l) and (b) with respect to each Subsequent Receivable originated in the State of Illinois, (i) the printed or typed portion of the related Form of Subsequent Receivable complies with the requirements of 815 ILCS 375/3(b) and (ii) LBAC has not, and for so long as such Subsequent Receivable is outstanding shall not, place or cause to be placed on the related Financed Vehicle any collateral protection insurance in violation of 815 ILCS 180/10.

         (36) CALIFORNIA SUBSEQUENT RECEIVABLES. Each Subsequent Receivable originated in the State of California has been, and at all times during the term of the Sale and Servicing Agreement will be, serviced by the Servicer in compliance with Cal. Civil Codess.2981, et seq.

SECTION 5. CONDITIONS PRECEDENT. The obligation of the Trust to acquire the Subsequent Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES. (i) Each of the representations and warranties made by LBAC in Section 3.2 of the Purchase Agreement and
     Section 4 of this Agreement and (ii) each of the representations and warranties made by the Transferor in Section 3.1 of the Sale and Servicing Agreement and Section 3.1 of the Purchase Agreement, shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

         (b) SALE AND SERVICING AGREEMENT CONDITIONS. Each of the conditions set forth in Section 2.2(b) to the Sale and Servicing Agreement shall have been satisfied.

         (c) PURCHASE AGREEMENT CONDITIONS. LBAC shall have complied with the requirements of Section 4.1 of the Purchase Agreement and shall have delivered all documents required to be delivered pursuant to Section 5.5 of the Purchase Agreement.

         (d) SECURITY INTEREST PERFECTION. In connection with the conveyance contemplated by this Agreement, the Transferor agrees to record and file, at its own expense, a financing statement with respect to the Subsequent Receivables now existing and hereafter created for the sale of chattel paper (as defined in the UCC as in effect in the State of New Jersey) meeting the requirements of applicable state law in such manner as is sufficient to perfect the sale and assignment of such Subsequent Receivables to the

     Trust, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to the Trust Collateral Agent in due course), as soon as is practicable after the Transferor's receipt thereof.

         In connection with such conveyance, the Transferor further agrees, at its own expense, on or prior to the Subsequent Transfer Date (i) to annotate and indicate in its computer files that the Subsequent Receivables have been transferred to the Trust pursuant to the Sale and Servicing Agreement and this Agreement and (ii) to deliver to the Trust Collateral Agent a computer file printed or microfiche list containing a true and complete list of all such Subsequent Receivables, identified by account number and by the Principal Balance of each Subsequent Receivable as of the Subsequent Cutoff Date.

         (e) ADDITIONAL INFORMATION. The Transferor shall have delivered or caused to be delivered to the Trust Collateral Agent on behalf of the Noteholders and the Note Insurer such information as was reasonably requested by the Trust on behalf of the Noteholders or the Note Insurer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and Section 7.1 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section.

         (f) DEPOSITS TO ACCOUNTS. On or prior to the Subsequent Transfer Date, the Transferor shall deposit or cause to be deposited:

              (1) the Subsequent Spread Account Deposit into the Spread Account; and

              (2) $__________, which represents all monies received pursuant to
         Section 3(1) (other than Liquidation Proceeds and Recoveries), into the Collection Account.

SECTION 6. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

SECTION 7. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein with respect to Noteholders, the parties to this Agreement hereby manifest their intent that no third party other than the Note Insurer shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce the provisions of this Agreement so long as no Note Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Note Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion. The Note Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trust Collateral Agent.

SECTION 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE
UCC).

SECTION 9. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, LBAC, the Transferor and the Trust Collateral Agent with the prior written consent of the
Note Insurer.

                  IN WITNESS WHEREOF, the Issuer, LBAC, the Transferor and the Trust Collateral Agent have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                      LONG BEACH ACCEPTANCE AUTO RECEIVABLES
                                        TRUST 2001-A, as Issuer

                                        By:  Wilmington Trust Company, not in
                                        its individual capacity, but solely as
                                        Owner Trustee


                                      By: ___________________________________
                                          Name:
                                          Title:


                                      LONG BEACH ACCEPTANCE CORP.


                                      By: ___________________________________
                                          Name:
                                          Title:


                                      LONG BEACH ACCEPTANCE
                                      RECEIVABLES CORP.


                                      By: ___________________________________
                                          Name:
                                          Title:


                                      THE CHASE MANHATTAN BANK,
                                        as Trust Collateral Agent.


                                      By: ___________________________________
                                          Name:
                                          Title:

                                                                 SCHEDULE A

                             SCHEDULE OF RECEIVABLES





                                  Schedule A-1

                                                                    SCHEDULE B

Location of Receivable Files

One Mack Centre Drive
Paramus, New Jersey 07652

Location of Legal Files

1111 Fannin
12th Floor
Houston, Texas 77002
Attention:     Loan Document
               Custody - Long Beach Acceptance
               Auto Receivables Trust 2001-A




                                  Schedule B-1

                                                                    SCHEDULE C

                              Delivery Requirements

The Trust Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any shall, except for clearing corporation securities, be delivered directly to the Trust Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trust Collateral Agent in a manner that complies with this Agreement and the requirements of the definition of Eligible Investments.





                                  Schedule A-1